UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22915

JPMorgan Trust III

(Exact name of registrant as specified in charter)

270 Park Avenue

New York, NY 10017

(Address of principal executive offices) (Zip code)

Frank J. Nasta

270 Park Avenue

New York, NY 10017

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: (800) 480-4111

Date of fiscal year end: October 31

Date of reporting period: November 1, 2016 through October 31, 2017

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.	REPORTS TO STOCKHOLDERS.

The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1).

Annual Report

JPMorgan Alternative Funds

October 31, 2017

JPMorgan Multi-Manager Alternatives Fund

Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. You could lose money if you sell when the Fund’s share price is lower than when you invested.

Past performance is no guarantee of future performance. The general market views expressed in this report are opinions based on market and other conditions through the end of the reporting period and are subject to change without notice. These views are not intended to predict the future performance of the Fund or the securities markets. References to specific securities and their issuers are for illustrative purposes only and are not intended to be, and should not be interpreted as, recommendations to purchase or sell such securities. Such views are not meant as investment advice and may not be relied on as an indication of trading intent on behalf of the Fund.

Prospective investors should refer to the Fund’s prospectus for a discussion of the Fund’s investment objective, strategies and risks. Call J.P. Morgan Funds Service Center at 1-800-480-4111 for a prospectus containing more complete information about the Fund, including management fees and other expenses. Please read it carefully before investing.

CEO’s LETTER

December 8, 2017 (Unaudited)

Dear Shareholder,

Global economic growth accelerated through the twelve months ended October 31, 2017, generally driving both asset prices and corporate profits to higher ground. Overall, financial markets provided positive returns and investor sentiment appeared to be largely immune to both intermittent and ongoing geo-political tensions.

“Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period.” — George C.W. Gatch

Economic data in the U.S., the European Union (EU) and the U.K. were sufficiently strong enough that each of their respective central banks began to move away from monetary stimulus and toward more normalized monetary policies. During the reporting period, the U.S. Federal Reserve raised interest rates three times and began to unwind its balance sheet of assets purchased under its Quantitative Easing program. In October 2017, the European Central Bank announced it would cut its own asset purchasing program by half to 30 billion euros a month, starting in January 2018. Subsequent to the end of the reporting period, the Bank of England raised its benchmark interest rate for the first time in a decade.

Meanwhile, global demand for goods and services, combined with historically low interest rates and stable oil prices drove robust growth in corporate earnings, particularly in the U.S., Europe and Asia.

In the U.S., third quarter 2017 gross domestic product (GDP) rose by 3.3%, the largest increase in two years. Meanwhile, the U.S. unemployment rate fell to 4.1% from 4.8% during the twelve month reporting period. Corporate earnings surged higher in the second half of the reporting period and business investment in new equipment and facilities grew amid a weakening U.S. dollar and synchronized global economic growth. U.S. consumer confidence stood at its highest level in nearly 17 years at the end of October 2017.

While powerful hurricanes struck Texas, Florida and then Puerto Rico late in the reporting period, economic data showed little lasting impact on the broader U.S. economy. Similarly, while geo-political events led to brief spikes in financial market volatility — in early November 2016 at the election victory of President Donald Trump and in late August 2017 amid rising military tensions between the U.S. and North Korea — there appeared to be little long-term effect on asset prices. Throughout the reporting period, leading equity market indexes reached fresh highs and for the twelve months ended October 31, 2017, the Standard & Poor’s 500 Index returned 23.6%.

In the EU, business and consumer sentiment in October 2017 reached their highest levels since early 2001. Corporate profits rose on improving global demand and unemployment across the EU fell to 8.8% in October 2017, its lowest level since early 2009. GDP rose to 2.6% in the third quarter of 2017 from 1.9% in the fourth quarter of 2016. Despite a range of political uncertainties across Europe — including the U.K.’s planned exit from EU, a Catalan separatist movement in Spain and a challenge to EU legal and immigration policies from populist political parties in Poland, Hungary and Austria — for the twelve month reporting period, the MSCI Europe, Australasia and Far East Index (net of foreign withholding taxes) returned 24.0%.

The economies of most emerging market nations continued to expand with the rest of the global economy and emerging market equities generally outperformed equities in the U.S. and other developed markets. Global economic growth led to accelerated export growth in China during the reporting period, which allowed policymakers to reduce their reliance on debt financing and fixed asset investment. China’s GDP growth remained at 6.9% for the first half of 2017 and slowed to 6.8% in the third quarter of 2017 amid government efforts to curb financial speculation in the domestic real estate market and reduce corporate borrowing. For the twelve month reporting period, the MSCI Emerging Markets Index (net of foreign withholding taxes) returned 26.9%.

Globally, improvement in business and consumer confidence underpinned increases in business investment, trade and industrial output during the reporting period. By October 2017, the International Monetary Fund lifted its forecast for global economic growth by 0.1% to 3.6% for the full year 2017 and 3.7% for 2018. Amid the global economic expansion, there remain challenges as investors adapt to changes in central bank policies and face geo-political events. Against this backdrop, we believe the best-positioned investors are those who remain fully invested, properly diversified and patient.

We look forward to managing your investment needs for years to come. Should you have any questions, please visit www.jpmorganfunds.com or contact the J.P. Morgan Funds Service Center at 1-800-480-4111.

Sincerely yours,

George C.W. Gatch

CEO, Global Funds Management

J.P. Morgan Asset Management

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	1

JPMorgan Multi-Manager Alternatives Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited)

REPORTING PERIOD RETURN:
Fund (Class I Shares)1*	3.48%
BofA Merrill Lynch 3-Month U.S. Treasury Bill Index	0.72%
Standard & Poor’s 500 Index	23.63%

Net Assets as of 10/31/2017	$198,740,557

INVESTMENT OBJECTIVE**

The JPMorgan Multi-Manager Alternatives Fund (the “Fund”) seeks long-term capital appreciation.

INVESTMENT STRATEGY2

The Fund invests in a diversified portfolio of alternative strategies by allocating across multiple sub-advisers who use a variety alternative investment techniques. The Fund employs rigorous due diligence and risk management processes for asset allocation and evaluating, selecting and monitoring sub-advisers. The Fund’s managers look for sub-advisers with characteristics such as a well-defined and articulated investment process, specialized expertise, flexibility to adapt to changing market environments and a strong focus on risk management.

HOW DID THE MARKETS PERFORM?

Global financial markets overall provided positive returns during the reporting period, with emerging market equities outperforming equities in the U.S. and other developed markets. The world’s leading economies continued to expand throughout the first ten months of 2017, lifting corporate profits and capital investment as well as business and consumer sentiment. Low interest rates generally weighed on developed market bond prices, while investors’ search for higher yields helped push prices higher for emerging market bonds.

Synchronized global growth and industrial demand helped to lift commodities prices, particularly for copper and other metals, toward the end of the reporting period. While global oil prices declined in the early part of the reporting period, prices for benchmark Brent crude oil remained above $50 dollars a barrel through October 2017.

In the U.S., equities prices reached record highs throughout the twelve month reporting period and the Standard & Poor’s 500 Index (the “S&P 500”) hit fresh highs in 11 of the 22 trading days in October 2017.

In Europe, financial markets continued to benefit from global growth, low interest rates and stimulus from the European Central Bank. Demand from China and other emerging market nations helped to lift exports from Germany and other leading European Union (EU) economies. While the U.K.’s impending exit from the EU and a separatist movement in Spain’s Catalan region remained worrisome for politicians and economists, financial markets appeared to be largely unaffected. Japan’s equities market was a leading performer during the final months of the reporting period amid an improving economy and a snap election that handed Prime Minister Shinzo Abe’s Liberal Democratic Party a parliamentary majority.

In China, government efforts to curb speculation in its financial markets helped to keep market volatility in check, while economic indicators showed continued strong growth. Global economic growth and low interest rates continued to benefit both equities and bonds in emerging market nations.

The HFRX Global Hedge Fund Index, designed to broadly represent the overall hedge fund universe, returned 6.98% for the twelve months ended October 31, 2017.

WHAT WERE THE MAIN DRIVERS OF THE FUND’S PERFORMANCE?

The Fund’s Class I Shares outperformed the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index (the “Index”), which is limited to U.S. Treasury securities, and underperformed the Standard & Poor’s 500 Index, which is limited to U.S. equity securities. References to the Index and to other indexes mentioned herein are for informational purposes and are not an indication of how the Fund is managed. The use of the Index does not imply the Fund is being managed like the Benchmark and does not imply low risk or low volatility, but rather is disclosed, along with other indexes, to allow for comparison of the Fund’s performance to that of well-known and widely recognized indexes.

For the reporting period, the Fund’s portfolio was managed by thirteen sub-advisers and was diversified by strategy, style, geography, markets and asset classes.

The Fund’s Long/Short Equity Strategy was the leading contributor to absolute performance. The strategy typically makes long and short investments in equity securities that the particular sub-advisers believe to be overvalued or undervalued, with a focus on security selection as the primary driver of returns. The Fund’s investments in information technology, financials and materials sectors proved to be the largest contributors, followed by positions in the industrials and consumer discretionary sectors.

The Fund’s Merger Arbitrage/Event Driven Strategy also provided a positive contribution to absolute performance. The strategy typically takes long or short positions in the securities of companies involved in mergers, acquisitions, restructurings,

2	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

liquidations, spin-offs, or other special situations. Leading contributors included the Fund’s positions in the utilities, consumer discretionary and energy sectors.

The Fund’s Relative Value Strategy contributed positively to absolute performance during the reporting period. The strategy typically involves simultaneously buying and selling of related securities based on price movements among those securities. The strategy’s returns originated mainly from equity and credit trading. Currency trading contributed modestly to absolute performance.

The Fund’s Credit Strategy also contributed positively to absolute performance. The strategy typically takes long and short positions in corporate bonds, loans, credit derivatives, convertible bonds, asset-backed securities, equity and equity derivatives. Leading contributors within the strategy included the consumer discretionary sector, asset-backed securities and mortgage securities.

The Fund’s Macro/Opportunistic Strategy was the sole detractor from absolute performance during the reporting period. The strategy typically invests in a wide variety of financial instruments across countries, markets, sectors, companies and asset classes, driven largely by the particular sub-advisers’ macroeconomic views. Currency trading was the largest detractor from absolute performance, followed by commodity trading. Interest rates positions also detracted from absolute performance.

The Fund’s portfolio hedge, which intermittently uses put options on S&P 500 Index futures, also detracted from absolute performance during the reporting period.

Sub-Adviser Strategies — Return and Contribution October 31, 2016 To October 31, 2017
Strategy	Portfolio Returns	Portfolio Contribution[3]
Merger Arbitrage/Event Driven	8.71%	1.59%
Long/Short Equity	6.86%	2.23%
Macro/Opportunistic	(0.38)%	(0.11)%
Relative Value	4.30%	1.16%
Credit	6.87%	0.67%

HOW WAS THE FUND POSITIONED?

During the reporting period, the Fund’s managers increased their allocation to the Long/Short Equity Strategy, specifically to sub-advisers with low to mid net equity exposure. The Fund decreased its allocation to the Commodity Trading Adviser Sub-strategy and increased its allocation to the Credit Strategy.

PORTFOLIO ALLOCATION
Strategy	% of Portfolio Allocation****
Relative Value (1)	27.8%
Macro/Opportunistic (2)	5.6
Long/Short Equity (3)	32.5
Merger Arbitrage/Event Driven (4)	16.8
Credit (5)	14.7
Portfolio Hedge (6)	0.3
Cash	2.3

[1]	On April 3, 2017, the Fund’s Select Class Shares were renamed Class I Shares.
[2]	Effective February 3, 2017, the Fund’s Strategy was revised.
[3]	Portfolio contribution measures each sub-strategy’s percentage contribution to the Fund’s total return.
*	The return shown is based on net asset values calculated for shareholder transactions and may differ from the return shown in the financial highlights, which reflects adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.
**	The adviser seeks to achieve the Fund’s objective. There can be no guarantee it will be achieved.
***	The Fund’s Portfolio Hedge strategy was adopted in November 2016.
****	Percentages indicated are based on total net assets as of October 31, 2017. The Fund’s portfolio composition is subject to change.
(1)	Relative Value strategies seek to capture pricing inefficiencies/differentials between related securities while, to varying degrees depending on the Sub-Adviser, trying to minimize the impact of general market movements. Relative value strategies generally rely on arbitrage, which involves the simultaneous purchase and sale of related securities (i.e., securities that share a common financial factor, such as interest rates, an issuer, or an index).
(2)	Macro/Opportunistic strategies primarily seek long or short exposure to broad asset classes or identifiable market-driven investment return sources based on macro-economic models, fundamental research, or quantitative algorithms or any combination thereof. They may also seek to identify trading opportunities resulting from supply/demand imbalances, market dislocations, or perceived patterns of trending or mean reversion in asset price behavior.
(3)	Long/Short Equity strategies seek to make long and short investments in equity securities that are deemed to be under or overvalued. The Sub-Advisers may specialize in a particular style, industry or geography, or may allocate holdings across styles, industries or geographies.
(4)	Merger Arbitrage/Event Driven strategies seek to take long or short positions in securities of companies involved in mergers, acquisitions, restructurings, liquidations, spin-offs, or other special situations that alter a company’s financial structure or operating strategy.
(5)	Credit strategies seek to take long or short positions in corporate bonds, loans, credit derivatives, convertible bonds, asset-backed securities, equities and equity derivatives. Such long or short positions may reflect fundamental views on underlying credits as well as credit exposure to the same entity.
(6)	Portfolio Hedge strategies seek to offset risks in other parts of the Fund’s portfolio examples of which include to hedge the Fund’s equity exposure or to offset the Fund’s risk to macroeconomic factors such as inflation and sovereign default.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	3

JPMorgan Multi-Manager Alternatives Fund

FUND COMMENTARY

TWELVE MONTHS ENDED OCTOBER 31, 2017 (Unaudited) (continued)

AVERAGE ANNUAL TOTAL RETURNS AS OF OCTOBER 31, 2017

	INCEPTION DATE OF CLASS	1 YEAR	SINCE INCEPTION
CLASS A SHARES	November 3, 2014
With Sales Charge*		(2.17)%	(0.55)%
Without Sales Charge		3.23	1.25
CLASS C SHARES	November 3, 2014
With CDSC**		1.72	0.75
Without CDSC		2.72	0.75
CLASS I SHARES (FORMERLY SELECT CLASS SHARES)	November 3, 2014	3.48	1.52
CLASS R5 SHARES	November 3, 2014	3.66	1.71
CLASS R6 SHARES	November 3, 2014	3.73	1.75

*	Sales Charge for Class A Shares is 5.25%.
**	Assumes a 1% CDSC (contingent deferred sales charge) for the one year period and 0% CDSC thereafter.

LIFE OF FUND PERFORMANCE (11/3/14 TO 10/31/17)

The performance quoted is past performance and is not a guarantee of future results. Mutual funds are subject to certain market risks. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data shown. For up-to-date, month-end performance information please call 1-800-480-4111.

The Fund commenced investment operations on November 3, 2014.

The graph illustrates comparative performance for $1,000,000 invested in Class I Shares of JPMorgan Multi-Manager Alternatives Fund, the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index, the HFRX Global Hedge Fund Index and Lipper Alternative Multi-Strategy Funds Average from November 3, 2014 to October 31, 2017. The performance of the Lipper Alternative Multi-Strategy Funds Average reflects an initial investment at the end of the month closest to the Fund’s inception. The performance of the Fund assumes reinvestment of all dividends and capital gain distributions, if any, and does not include a sales charge. The performance of the BofA Merrill Lynch 3-Month U.S. Treasury Bill Index, the S&P 500 Index and the HFRX Global Hedge Fund Index does not reflect the deduction of expenses or a sales charge associated with a mutual fund and has been adjusted to reflect reinvestment of all dividends and capital gain distributions of the securities included in the benchmarks, if applicable. The performance of the Lipper Alternative Multi-Strategy Funds Average includes expenses associated with a mutual fund, such as investment management fees. These expenses are not identical to the expenses incurred by the Fund. The BofA Merrill Lynch 3-Month U.S. Treasury Bill Index is comprised of a single issue purchased at the beginning of the month and held for a full month. Each month the index is rebalanced and the issue selected is the outstanding Treasury Bill that matures closest to, but not beyond, 3 months from the rebalancing date. The S&P 500 Index is an unmanaged index generally representative of the performance at large companies in the U.S. stock market. The HFRX Global Hedge Fund Index is designed to be representative of the overall composition of the hedge fund universe. It is comprised of all eligible hedge fund strategies; including but not limited to convertible arbitrage, distressed securities, equity hedge, equity market neutral, event driven, macro, merger arbitrage, and relative value arbitrage. Investors cannot invest directly in an index. The Lipper Alternative Multi-Strategy Funds Average is an average based on the total returns of all mutual funds within the Fund’s designated category as determined by Lipper, Inc.

Class I Shares have a $1,000,000 minimum initial investment.

From the inception of the Fund through January 30, 2015, the Fund did not experience any shareholder activity. If such shareholder activity had occurred, the Fund’s performance may have been impacted.

Fund performance may reflect the waiver of the Fund’s fees and reimbursement of expenses for certain periods since the inception date. Without these waivers and reimbursements, performance would have been lower. Also, performance shown in this section does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or redemptions of Fund shares.

International investing involves a greater degree of risk and increased volatility. Changes in currency exchange rates and differences in accounting and taxation policies outside the U.S. can raise or lower returns. Also, some overseas markets may not be as politically and economically stable as the U.S. and other nations.

The returns shown are based on net asset values calculated for shareholder transactions and may differ from the returns shown in the financial highlights, which reflect adjustments made to the net asset values in accordance with accounting principles generally accepted in the United States of America.

4	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — 76.2%
Common Stocks — 37.8%
	Consumer Discretionary — 9.7%
	Auto Components — 0.2%
5,465	Adient plc (m)	461,027

	Automobiles — 0.4%
5,498	Thor Industries, Inc. (m)	748,938

	Hotels, Restaurants & Leisure — 1.7%
407	Buffalo Wild Wings, Inc. (a) (m)	48,107
65,700	Caesars Entertainment Corp. (a) (m)	850,815
2,766	Domino’s Pizza, Inc. (m)	506,178
21,911	International Game Technology plc (m)	514,909
44,236	MGM Resorts International (m)	1,386,799

		3,306,808

	Household Durables — 0.4%
5,400	Whirlpool Corp. (m)	885,222

	Internet & Direct Marketing Retail — 1.1%
423	Amazon.com, Inc. (a) (m)	467,533
5,326	JD.com, Inc., (China), ADR (a) (m)	199,832
43,779	Liberty Interactive Corp. QVC Group, Class A (a) (m)	994,659
7,369	Wayfair, Inc., Class A (a) (m)	515,093

		2,177,117

	Media — 4.2%
518	Cable One, Inc. (m)	367,681
1,581	Charter Communications, Inc., Class A (a) (m)	528,323
14,491	Comcast Corp., Class A (m)	522,111
14,099	Grupo Televisa SAB, (Mexico), ADR (m)	308,627
221,136	ITV plc, (United Kingdom) (m)	483,383
14,865	Liberty Global plc LiLAC, (United Kingdom), Class A (a) (m)	322,868
13,168	Liberty Media Corp.-Liberty Braves, Class A (a) (m)	309,185
7,288	Liberty Media Corp.-Liberty SiriusXM, Class C (a) (m)	303,545
5,982	Madison Square Garden Co. (The), Class A (a) (m)	1,332,132
12,392	MSG Networks, Inc., Class A (a) (m)	215,001
3,324	Naspers Ltd., (South Africa), Class N, (a) (m)	164,039
15,037	Stroeer SE & Co. KGaA, (Germany) (m)	961,673
10,344	Time Warner, Inc. (m)	1,016,712
46,017	Vivendi SA, (France) (m)	1,142,685
3,665	Walt Disney Co. (The) (m)	358,474

		8,336,439

SHARES	SECURITY DESCRIPTION	VALUE

	Specialty Retail — 0.9%
17,055	Hennes & Mauritz AB, (Sweden), Class B (m)	427,997
6,476	Home Depot, Inc. (The) (m)	1,073,591
379	O’Reilly Automotive, Inc. (a) (m)	79,950
33,968	Sports Direct International plc, (United Kingdom) (a) (m)	178,405

		1,759,943

	Textiles, Apparel & Luxury Goods — 0.8%
209,237	361 Degrees International Ltd., (China) (m)	79,701
30,235	Burberry Group plc, (United Kingdom) (m)	763,658
1,941	Carter’s, Inc. (m)	187,753
4,979	Hanesbrands, Inc. (m)	112,028
7,772	NIKE, Inc., Class B (m)	427,382
1,337	Under Armour, Inc., Class A (a)	16,739

		1,587,261

	Total Consumer Discretionary	19,262,755

	Consumer Staples — 1.7%
	Beverages — 0.7%
156	Boston Beer Co., Inc. (The), Class A (a) (m)	27,776
975	Brown-Forman Corp., Class B (m)	55,594
127,831	Davide Campari-Milano SpA, (Italy) (m)	1,023,512
7,387	Monster Beverage Corp. (a) (m)	427,929

		1,534,811

	Food & Staples Retailing — 0.4%
2,915	Casey’s General Stores, Inc. (m)	333,971
2,746	Costco Wholesale Corp. (m)	442,326

		776,297

	Food Products — 0.4%
6	Chocoladefabriken Lindt & Spruengli AG (Registered), (Switzerland) (m)	416,530
6,200	Mondelez International, Inc., Class A (m)	256,866
8,083	Simply Good Foods Co. (The) (a) (m)	93,116

		766,512

	Tobacco — 0.2%
3,651	Philip Morris International, Inc. (m)	382,041

	Total Consumer Staples	3,459,661

	Energy — 0.4%
	Oil, Gas & Consumable Fuels — 0.4%
5,678	AltaGas Ltd., (Canada) (m)	128,779
5,067	Anadarko Petroleum Corp. (m)	250,158
11,281	Parsley Energy, Inc., Class A (a) (m)	300,075

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	5

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Oil, Gas & Consumable Fuels — continued
2,854	Rice Energy, Inc. (a) (m)	80,911

	Total Energy	759,923

	Financials — 2.2%
	Banks — 1.0%
4,129	Bank of Kyoto Ltd. (The), (Japan) (m)	216,843
193,779	Barclays plc, (United Kingdom) (m)	478,191
5,298	Cadence BanCorp (a) (m)	129,059
8,918	Citigroup, Inc. (m)	655,473
8,646	First of Long Island Corp. (The) (m)	272,781
2,742	First Republic Bank (m)	267,071

		2,019,418

	Capital Markets — 0.3%
1,443	Affiliated Managers Group, Inc. (m)	269,120
2,176	Moody’s Corp. (m)	309,884

		579,004

	Insurance — 0.9%
5,498	Admiral Group plc, (United Kingdom) (m)	140,451
5,910	FNF Group (m)	221,152
146	Markel Corp. (a) (m)	158,308
77,828	RSA Insurance Group plc, (United Kingdom) (m)	649,889
9,328	WR Berkley Corp. (m)	639,714

		1,809,514

	Total Financials	4,407,936

	Health Care — 1.8%
	Biotechnology — 0.0% (g)
4,227	Flexion Therapeutics, Inc. (a) (m)	93,036

	Health Care Equipment & Supplies — 0.4%
4,776	Haemonetics Corp. (a) (m)	227,147
2,792	IDEXX Laboratories, Inc. (a) (m)	463,947
3,561	Smith & Nephew plc, (United Kingdom) (m)	67,166
56	Straumann Holding AG (Registered), (Switzerland) (m)	39,099

		797,359

	Health Care Providers & Services — 0.3%
2,528	UnitedHealth Group, Inc. (m)	531,436

	Life Sciences Tools & Services — 1.1%
16,805	Gerresheimer AG, (Germany) (m)	1,344,169
1,152	Mettler-Toledo International, Inc. (a) (m)	786,390

		2,130,559

	Total Health Care	3,552,390

SHARES	SECURITY DESCRIPTION	VALUE

	Industrials — 4.5%
	Aerospace & Defense — 0.7%
3,210	Airbus SE, (France) (m)	329,395
16,702	Arconic, Inc. (m)	419,554
4,264	HEICO Corp. (m)	386,660
803	Lockheed Martin Corp. (m)	247,452

		1,383,061

	Air Freight & Logistics — 0.4%
19,555	Air Transport Services Group, Inc. (a) (m)	473,231
1,448	FedEx Corp. (m)	326,973

		800,204

	Building Products — 0.4%
10,658	Fortune Brands Home & Security, Inc. (m)	704,067

	Commercial Services & Supplies — 0.1%
1,636	Republic Services, Inc. (m)	106,455
457	Stericycle, Inc. (a) (m)	32,378

		138,833

	Construction & Engineering — 0.1%
1,000	Eiffage SA, (France) (m)	104,456

	Industrial Conglomerates — 0.3%
31,268	Smiths Group plc, (United Kingdom) (m)	652,435

	Machinery — 1.1%
5,800	Kennametal, Inc. (m)	253,170
4,771	Timken Co. (The) (m)	224,953
5,375	Toro Co. (The) (m)	337,819
21,131	Trinity Industries, Inc. (m)	687,180
11,585	Xylem, Inc. (m)	770,750

		2,273,872

	Marine — 0.0% (g)
11,762	DryShips, Inc., (Greece) (m)	49,400

	Professional Services — 0.1%
4,278	Robert Half International, Inc. (m)	221,472

	Road & Rail — 0.5%
3,012	CSX Corp. (m)	151,895
4,801	Old Dominion Freight Line, Inc. (m)	581,545
1,704	Union Pacific Corp. (m)	197,306

		930,746

	Trading Companies & Distributors — 0.8%
26,306	Brenntag AG, (Germany) (m)	1,492,491
2,064	Fastenal Co. (m)	96,946

		1,589,437

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

6	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Transportation Infrastructure — 0.0% (g)
23,591	BBA Aviation plc, (United Kingdom) (m)	99,663

	Total Industrials	8,947,646

	Information Technology — 11.4%
	Communications Equipment — 0.1%
6,281	Ciena Corp. (a) (m)	133,597
17,014	Infinera Corp. (a) (m)	142,407

		276,004

	Electronic Equipment, Instruments & Components — 0.4%
3,300	Badger Meter, Inc. (m)	144,540
12,900	FLIR Systems, Inc. (m)	603,978

		748,518

	Internet Software & Services — 2.8%
2,886	Alibaba Group Holding Ltd., (China), ADR (a) (m)	533,593
435	Alphabet, Inc., Class C (a) (m)	442,238
26,806	eBay, Inc. (a) (m)	1,008,978
15,456	Envestnet, Inc. (a) (m)	825,350
3,887	Facebook, Inc., Class A (a) (m)	699,893
8,421	IAC/InterActiveCorp (a) (m)	1,086,730
4,659	Match Group, Inc. (a) (m)	124,582
25,500	Pandora Media, Inc. (a) (m)	186,405
1,703	Sohu.com, Inc., (China) (a) (m)	97,463
2,676	Stamps.com, Inc. (a) (m)	600,494

		5,605,726

	IT Services — 2.7%
2,854	Black Knight, Inc. (a) (m)	129,429
17,300	Cognizant Technology Solutions Corp., Class A (m)	1,309,091
53,279	Conduent, Inc. (a) (m)	824,759
27,745	CoreLogic, Inc. (a) (m)	1,301,240
3,625	Gartner, Inc. (a) (m)	454,249
9,349	Leidos Holdings, Inc. (m)	584,499
4,676	Mastercard, Inc., Class A (m)	695,649

		5,298,916

	Semiconductors & Semiconductor Equipment — 1.4%
26,081	Advanced Micro Devices, Inc. (a) (m)	286,500
1,059	Broadcom Ltd. (m)	279,481
27,501	Marvell Technology Group Ltd., (Bermuda) (m)	507,943
13,074	NXP Semiconductors NV, (Netherlands) (a)	1,530,312
6,203	Xperi Corp. (m)	142,669

		2,746,905

SHARES	SECURITY DESCRIPTION	VALUE

	Software — 4.0%
16,994	8x8, Inc. (a) (m)	226,870
6,168	Activision Blizzard, Inc. (m)	403,942
15,936	Blackline, Inc. (a) (m)	566,047
47,592	Bottomline Technologies de, Inc. (a) (m)	1,549,595
7,376	CommVault Systems, Inc. (a) (m)	383,921
15,587	Dell Technologies, Inc., Class V (a) (m)	1,290,136
10,791	Microsoft Corp. (m)	897,595
45,067	Nuance Communications, Inc. (a) (m)	664,288
10,490	RealPage, Inc. (a) (m)	454,217
5,438	Red Hat, Inc. (a) (m)	657,074
3,354	Take-Two Interactive Software, Inc. (a) (m)	371,120
5,587	Varonis Systems, Inc. (a) (m)	243,593
91,754	Zynga, Inc., Class A (a) (m)	357,841

		8,066,239

	Total Information Technology	22,742,308

	Materials — 5.0%
	Chemicals — 2.2%
7,015	Croda International plc, (United Kingdom) (m)	389,857
7,367	DowDuPont, Inc. (m)	532,708
15,501	Ingevity Corp. (a) (m)	1,104,136
7,880	Monsanto Co. (m)	954,268
1,683	Praxair, Inc. (m)	245,920
3,149	Sherwin-Williams Co. (The) (m)	1,244,327

		4,471,216

	Construction Materials — 1.7%
12,431	HeidelbergCement AG, (Germany) (m)	1,272,060
4,962	Martin Marietta Materials, Inc. (m)	1,076,009
8,565	Vulcan Materials Co. (m)	1,042,789

		3,390,858

	Containers & Packaging — 1.0%
32,678	Ball Corp. (m)	1,402,866
4,899	Crown Holdings, Inc. (a) (m)	294,773
4,300	Graphic Packaging Holding Co. (m)	66,607
4,606	Sonoco Products Co. (m)	238,545

		2,002,791

	Metals & Mining — 0.1%
36,591	Grupo Mexico SAB de CV, (Mexico), Series B (m)	119,001

	Total Materials	9,983,866

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	7

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Common Stocks — continued
	Real Estate — 0.7%
	Equity Real Estate Investment Trusts (REITs) — 0.6%
15,400	Forest City Realty Trust, Inc., Class A (m)	379,302
24,490	MGM Growth Properties LLC, Class A (m)	722,700

		1,102,002

	Real Estate Management & Development — 0.1%
8,599	Grand City Properties SA, (Germany) (m)	185,096

	Total Real Estate	1,287,098

	Telecommunication Services — 0.2%
	Diversified Telecommunication Services — 0.2%
444,244	Telecom Italia SpA, (Italy) (m)	315,623
58,444	Telecom Italia SpA, (Italy) (a) (m)	50,571

		366,194

	Wireless Telecommunication Services — 0.0% (g)
835	SoftBank Group Corp., (Japan) (m)	73,999
365	SoftBank Group Corp., (Japan), ADR (m)	16,206

		90,205

	Total Telecommunication Services	456,399

	Utilities — 0.2%
	Independent Power and Renewable Electricity Producers — 0.2%
28,452	Calpine Corp. (a) (m)	425,074

	Total Common Stocks (Cost $63,107,462)	75,285,056

Convertible Preferred Stocks — 2.8%
	Energy — 0.1%
	Oil, Gas & Consumable Fuels — 0.1%
1,050	Southwestern Energy Co., Series B, 6.25%, 01/15/2018 ($50 par value) (m)	13,367
3,385	WPX Energy, Inc., Series A, 6.25%, 07/31/2018 ($50 par value) (m)	173,312

	Total Energy	186,679

	Financials — 0.6%
	Capital Markets — 0.6%
2,500	Mandatory Exchangeable Trust, (China), 5.75%, 06/03/2019 ($100 par value) (e) (m)	524,287
7,454	Virtus Investment Partners, Inc., Series D, 7.25%, 02/01/2020 ($100 par value) (m)	763,737

	Total Financials	1,288,024

SHARES	SECURITY DESCRIPTION	VALUE

	Health Care — 0.6%
	Health Care Equipment & Supplies — 0.0% (g)
1,210	Becton Dickinson and Co., Series A, 6.13%, 05/01/2020 ($50 par value) (m)	68,692

	Health Care Providers & Services — 0.3%
9,215	Anthem, Inc., 5.25%, 05/01/2018 ($50 par value) (m)	490,975

	Pharmaceuticals — 0.3%
904	Allergan plc, Series A, 5.50%, 03/01/2018 ($1,000 par value) (m)	581,896
193	Teva Pharmaceutical Industries Ltd., (Israel), 7.00%, 12/15/2018 ($1,000 par value) (m)	54,908

		636,804

	Total Health Care	1,196,471

	Industrials — 0.1%
	Machinery — 0.1%
3,924	Rexnord Corp., Series A, 5.75%, 11/15/2019 ($50 par value) (m)	225,787

	Information Technology — 0.4%
	Electronic Equipment, Instruments & Components — 0.4%
3,522	Belden, Inc., 6.75%, 07/15/2019 ($100 par value) (m)	378,509
2,857	MTS Systems Corp., 8.75%, 07/01/2019 ($100 par value) (m)	337,612

		716,121

	Semiconductors & Semiconductor Equipment — 0.0% (g)
500	SunEdison, Inc., Series A, 6.75% ($1,000 par value) (a) (m)	5,005

	Total Information Technology	721,126

	Materials — 0.5%
	Chemicals — 0.5%
8,864	Rayonier Advanced Materials, Inc., Series A, 8.00%, 08/15/2019 ($100 par value) (m)	943,396

	Telecommunication Services — 0.0% (g)
	Diversified Telecommunication Services — 0.0% (g)
273	Frontier Communications Corp., Series A, 11.13%, 06/29/2018 ($100 par value) (m)	5,427

	Utilities — 0.5%
	Independent Power and Renewable Electricity Producers — 0.1%
2,870	Dynegy, Inc., 7.00%, 07/01/2019 ($100 par value) (m)	235,340

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

8	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Convertible Preferred Stocks — continued
	Multi-Utilities — 0.4%
3,187	Black Hills Corp., 7.75%, 11/01/2018 ($50 par value) (m)	225,002
10,612	Dominion Energy, Inc., Series A, 6.75%, 08/15/2019 ($50 par value) (m)	555,326

		780,328

	Total Utilities	1,015,668

	Total Convertible Preferred Stocks (Cost $5,696,811)	5,582,578

Exchange-Traded Funds — 0.5%
	Fixed Income — 0.1%
6,583	SPDR Bloomberg Barclays Short Term High Yield Bond Fund (m)	183,797

	U.S. Equity — 0.4%
3,557	SPDR S&P 500 Fund Trust (m)	914,683

	Total Exchange-Traded Funds (Cost $1,009,395)	1,098,480

Special Purpose Acquisition Companies — 0.7%
	Capital Markets — 0.7%
17,994	Avista Healthcare Public Acquisition Corp., Class A (a) (m)	179,760
29,746	Boulevard Acquisition Corp. II (a) (m)	297,460
7,252	Double Eagle Acquisition Corp., Class A (a) (m)	72,883
23,562	Electrum Special Acquisition Corp. (a) (m)	241,039
13,130	Haymaker Acquisition Corp. (a) (m)	131,366
16,490	Hennessy Capital Acquisition Corp. III (a) (m)	161,602
10,573	Kayne Anderson Acquisition Corp., Class A (a) (m)	102,558
11,048	National Energy Services Reunited Corp. (a) (m)	107,718

	Total Special Purpose Acquisition Companies (Cost $1,289,461)	1,294,386

PRINCIPAL AMOUNT
Asset-Backed Securities — 5.4%
1,014,223	Bear Stearns Asset-Backed Securities Trust, Series 2007-1, Class A2, 1.52%, 01/25/2037 (m) (z) (bb)	990,780
	Exeter Automobile Receivables Trust
1,000,000	Series 2016-3A, Class C, 4.22%, 06/15/2022 (e) (m)	1,016,586
105,000	Series 2017-3A, Class D, 5.28%, 10/15/2024 (e) (m)	105,056
1,000,000	Flatiron CLO Ltd., Series 2007-1A, Class E, 6.36%, 10/15/2021 (e) (m) (z) (bb)	1,002,616

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

1,000,000	Garrison Funding Ltd., (Cayman Islands), Series 2015-1A, Class CR, 5.23%, 09/21/2029 (e) (m) (z) (bb)	1,003,903
1,000,000	GoldenTree Loan Opportunities VII Ltd., (Cayman Islands) Series 2013-7A, Class E, 6.07%, 04/25/2025 (e) (m) (z) (bb)	1,000,395
1,000,000	KVK CLO Ltd., (Cayman Islands), Series 2013-1A, Class E, 6.86%, 04/14/2025 (e) (m) (z) (bb)	999,927
1,250,000	Madison Park Funding XI Ltd., (Cayman Islands), Series 2013-11A, Class DR, 4.61%, 07/23/2029 (e) (m) (z) (bb)	1,253,496
295,000	Mosaic Solar Loans LLC, Series 2017-1A, Class R1, 06/20/2042 (e) (m) (bb)	247,800
1,000,000	Northwoods Capital X Ltd., (Cayman Islands), Series 2013-10A, Class DR, 4.81%, 11/04/2025 (e) (m) (z) (bb)	1,002,072
1,030,000	THL Credit Wind River CLO Ltd., (Cayman Islands), Series 2014-2A, Class D, 5.26%, 07/15/2026 (e) (m) (z) (bb)	1,035,114
1,000,000	WhiteHorse VII Ltd., (Cayman Islands), Series 2013-1A, Class B1L, 5.02%, 11/24/2025 (e) (m) (z) (bb)	1,002,727

	Total Asset-Backed Securities (Cost $10,512,880)	10,660,472

SHARES
Closed End Funds — 3.6%
89,882	Altaba, Inc. (a) (m)	6,302,526
36,962	BlackRock Resources & Commodities Strategy Trust (m)	329,701
14,348	Cushing Energy Income Fund (The) (m)	123,249
6,362	Eaton Vance Senior Income Trust (m)	41,735
6,373	GDL Fund (The) (m)	64,431
21,304	Invesco Senior Income Trust (m)	94,377
9,774	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc. (m)	76,628
14,629	Turkish Investment Fund, Inc. (The) (m)	137,805
13,209	Voya Prime Rate Trust (m)	67,762

	Total Closed End Funds (Cost $4,696,476)	7,238,214

PRINCIPAL AMOUNT
Collateralized Mortgage Obligations — 3.7%
843,112	Alternative Loan Trust, Series 2004-28CB, Class 3A1, 6.00%, 01/25/2035 (m)	834,083
	GNMA,
722,867	Series 2003-7, Class SP, IF, IO, 6.41%, 11/16/2032 (m) (z)	77,503

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	9

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Collateralized Mortgage Obligations — continued
701,117	Series 2003-98, Class SC, IF, IO, 5.36%, 11/20/2033 (m) (z)	124,534
358,681	Series 2004-56, Class S, IF, IO, 6.41%, 06/20/2033 (m) (z)	75,605
2,416,394	Series 2012-106, Class YI, IO, 1.00%, 09/20/2042 (m) (z)	90,234
293,344	Series 2013-86, Class IA, IO, 5.00%, 06/20/2043 (m)	65,986
473,703	Series 2014-2, Class TI, IO, 5.50%, 01/20/2044 (m)	93,868
226,099	Series 2014-161, Class SL, IF, IO, 5.56%, 11/20/2044 (m) (z)	40,100
11,241	Series 2014-183, Class IM, IO, 5.00%, 06/20/2035	2,514
114,800	Series 2015-13, Class WI, IO, 7.02%, 07/20/2037 (m) (z)	24,055
3,477,404	Series 2015-80, Class IH, IO, 0.98%, 05/20/2044 (m) (z)	124,501
33,935	Series 2016-1, Class IO, IO, 6.00%, 05/20/2044	6,693
8,387	Series 2016-12, Class KI, IO, 5.00%, 09/20/2038	2,086
1,453,329	Series 2016-69, Class WI, IO, 4.50%, 05/20/2046 (m)	316,477
1,177,565	Series 2016-75, Class SA, IF, IO, 4.76%, 05/20/2040 (m) (z)	175,599
2,114,308	Series 2016-78, Class UI, IO, 4.00%, 06/20/2046 (m)	478,002
2,092,674	Series 2016-163, Class MI, IO, 3.50%, 11/20/2046 (m)	248,063
1,578,937	Series 2016-H11, Class EI, IO, 2.11%, 04/20/2066 (m) (z)	181,578
2,376,848	Series 2016-H15, Class AI, IO, 2.43%, 07/20/2066 (m) (z)	286,707
16,177,982	Series 2016-H20, Class GI, IO, 0.49%, 08/20/2066 (m) (z)	273,004
432,665	Series 2017-103, Class IM, IO, 5.00%, 06/20/2043 (m)	98,182
1,613,260	Series 2017-H01, Class FC, 2.12%, 12/20/2066 (m) (z)	195,850
	FHLMC REMIC,
375,214	Series 3118, Class SD, IF, IO, 5.47%, 02/15/2036 (m) (z)	64,625
291,055	Series 3309, Class SG, IF, IO, 4.84%, 04/15/2037 (m) (z)	45,197
1,002,443	Series 3349, Class SM, IF, IO, 4.76%, 07/15/2037 (m) (z)	134,224
1,047,916	Series 3355, Class KI, IF, IO, 5.89%, 07/15/2037 (m) (z)	131,297

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

678,794	Series 3775, Class UI, IO, 5.00%, 06/15/2033 (m)	142,902
191,144	Series 3862, Class DI, IO, 5.00%, 04/15/2041 (m)	31,595
23,421	Series 3997, Class ES, IF, 5.20%, 09/15/2041 (m) (z)	23,567
349,296	Series 4265, Class ST, IF, IO, 4.76%, 11/15/2043 (m) (z)	46,073
661,934	Series 4472, Class IJ, IO, 6.00%, 11/15/2043 (m)	152,900
3,508,955	Series 4517, Class KI, IF, IO, 0.63%, 04/15/2043 (m) (z)	103,909
176,612	FHLMC STRIPS, Series 191, Class IO, IO, 8.00%, 01/01/2028 (m)	40,259
	FNMA REMIC,
666,239	Series 2002-47, Class SE, IF, IO, 6.86%, 08/25/2032 (m) (z)	132,971
355,716	Series 2003-87, Class SH, IF, IO, 7.01%, 09/25/2033 (m) (z)	62,733
286,527	Series 2005-69, Class JI, IO, 6.00%, 08/25/2035 (m)	65,109
671,087	Series 2006-46, Class ES, IF, IO, 6.01%, 06/25/2036 (m) (z)	125,077
426,623	Series 2009-106, Class SA, IF, IO, 5.01%, 01/25/2040 (m) (z)	70,441
789,591	Series 2011-59, Class SW, IF, IO, 5.40%, 07/25/2041 (m) (z)	131,286
1,430,271	Series 2011-76, Class PI, IO, 5.50%, 04/25/2039 (m)	91,892
934,672	Series 2011-129, Class S, IF, IO, 4.26%, 03/25/2037 (m) (z)	23,263
1,030,611	Series 2014-38, Class QI, IO, 5.50%, 12/25/2043 (m)	273,678
2,925,863	Series 2015-64, Class SK, IO, 1.70%, 09/25/2055 (m) (z)	155,502
1,049,823	Series 2015-66, Class AS, IF, IO, 5.01%, 09/25/2045 (m) (z)	172,523
	FNMA STRIPS,
509,167	Series 345, Class 14, IO, 6.00%, 03/25/2034 (m)	121,344
514,424	Series 359, Class 18, IO, 6.00%, 07/25/2035 (m)	125,074
1,000,000	FNMA, Connecticut Avenue Securities, Series 2016-C05, Class 2M2, 5.69%, 01/25/2029 (m) (z)	1,101,304
33,602	GNMA, IO, 3.33%, 09/20/2060	1,680

	Total Collateralized Mortgage Obligations (Cost $7,078,711)	7,385,649

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

10	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Commercial Mortgage-Backed Securities — 2.4%
	BAMLL Commercial Mortgage Securities Trust
900,000	Series 2013-DSNY, Class F, 4.74%, 09/15/2026 (e) (m) (z) (bb)	898,994
1,000,000	Series 2014-ICTS, Class E, 4.19%, 06/15/2028 (e) (m) (z)	994,999
1,000,000	CGDB Commercial Mortgage Trust, Series 2017-BIO, Class E, 3.74%, 05/15/2030 (e) (m) (z)	1,001,885
1,000,000	GS Mortgage Securities Trust, Series 2013-GC12, Class D, 4.45%, 06/10/2046 (e) (m) (z)	861,733
1,000,000	GS Mortgage Securities Trust 2017-SLP10/10/2032 (z) (bb)	973,164

	Total Commercial Mortgage-Backed Securities (Cost $4,733,451)	4,730,775

Convertible Bonds — 3.3%
	Consumer Discretionary — 1.1%
	Automobiles — 0.7%
JPY 70,000,000	Suzuki Motor Corp., (Japan), Reg. S. Zero Coupon, 03/31/2023 (m)	931,138
486,000	Tesla, Inc., 2.38%, 03/15/2022 (m)	589,882

		1,521,020

	Media — 0.4%
430,000	Liberty Interactive LLC, 3.75%, 02/15/2030 (m)	297,237
212,000	Liberty Media Corp.-Liberty Formula One, 1.00%, 01/30/2023 (e) (m)	252,810
164,000	Live Nation Entertainment, Inc., 2.50%, 05/15/2019 (m)	216,788

		766,835

	Total Consumer Discretionary	2,287,855

	Energy — 0.3%
	Energy Equipment & Services — 0.2%
393,000	Ensco Jersey Finance Ltd., 3.00%, 01/31/2024 (e) (m)	332,085

	Oil, Gas & Consumable Fuels — 0.1%
361,000	Golar LNG Ltd., (Bermuda), 2.75%, 02/15/2022 (e) (m)	330,089

	Total Energy	662,174

	Financials — 0.1%
	Thrifts & Mortgage Finance — 0.1%
110,000	MGIC Investment Corp., 9.00%, 04/01/2063 (e) (m)	152,006

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Health Care — 0.2%
	Health Care Equipment & Supplies — 0.2%
JPY 30,000,000	Terumo Corp., (Japan), Reg. S, Zero Coupon, 12/06/2021 (m)	335,737

	Pharmaceuticals — 0.0% (g)
76,000	Depomed, Inc., 2.50%, 09/01/2021 (m)	54,910

	Total Health Care	390,647

	Industrials — 0.2%
	Trading Companies & Distributors — 0.2%
290,000	Kaman Corp., 3.25%, 05/01/2024 (e) (m)	313,381

	Information Technology — 1.2%
	Communications Equipment — 0.3%
450,000	InterDigital, Inc., 1.50%, 03/01/2020 (m)	525,656

	Electronic Equipment, Instruments & Components — 0.2%
436,000	OSI Systems, Inc., 1.25%, 09/01/2022 (e) (m)	457,800

	Internet Software & Services — 0.2%
299,000	SINA Corp., (China), 1.00%, 12/01/2018 (m)	343,476

	Semiconductors & Semiconductor Equipment — 0.3%
10,000	Advanced Micro Devices, Inc., 2.13%, 09/01/2026 (m)	15,763
296,000	Microchip Technology, Inc., 1.63%, 02/15/2025 (m)	544,085
14,000	SunEdison, Inc., 0.25%, 01/15/2020 (d) (e) (m)	263

		560,111

	Software — 0.2%
373,000	RealPage, Inc., 1.50%, 11/15/2022 (e) (m)	457,625

	Total Information Technology	2,344,668

	Real Estate — 0.2%
	Equity Real Estate Investment Trusts (REITs) — 0.2%
326,000	Starwood Waypoint Homes, 3.50%, 01/15/2022 (e) (m)	364,713

	Total Convertible Bonds (Cost $6,179,068)	6,515,444

Corporate Bonds — 5.3%
	Consumer Discretionary — 1.1%
	Auto Components — 0.1%
125,000	Icahn Enterprises LP, 6.25%, 02/01/2022 (m)	130,625

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	11

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Hotels, Restaurants & Leisure — 0.3%
55,000	Diamond Resorts International, Inc., 10.75%, 09/01/2024 (e) (m)	59,056
125,000	Jacobs Entertainment, Inc., 7.88%, 02/01/2024 (e) (m)	135,000
130,000	Silversea Cruise Finance Ltd., 7.25%, 02/01/2025 (e) (m)	139,425
180,000	Sugarhouse HSP Gaming Prop Mezz LP, 5.88%, 05/15/2025 (e) (m)	175,500
130,000	Yum Brands, Inc., 5.35%, 11/01/2043 (m)	123,013

		631,994

	Media — 0.6%
130,000	Altice Financing SA, (Luxembourg), 7.50%, 05/15/2026 (e) (m)	142,837
	Cenveo Corp.,
175,000	6.00%, 08/01/2019 (e) (m)	120,750
50,000	8.50%, 09/15/2022 (e) (m)	11,375
148,000	CSC Holdings LLC, 10.88%, 10/15/2025 (e) (m)	181,300
130,000	DISH DBS Corp., 5.88%, 11/15/2024 (m)	130,162
275,000	iHeartCommunications, Inc., 9.00%, 03/01/2021 (m)	197,656
200,000	McClatchy Co. (The), 9.00%, 12/15/2022 (m)	208,000
135,000	Urban One, Inc., 9.25%, 02/15/2020 (e) (m)	127,238

		1,119,318

	Specialty Retail — 0.1%
	Guitar Center, Inc.,
260,000	6.50%, 04/15/2019 (e) (m)	241,800
50,000	9.63%, 04/15/2020 (e) (m)	31,000

		272,800

	Total Consumer Discretionary	2,154,737

	Consumer Staples — 0.2%
	Food & Staples Retailing — 0.2%
260,000	New Albertson’s, Inc., 8.00%, 05/01/2031 (m)	225,875
175,000	Rite Aid Corp., 7.70%, 02/15/2027 (m)	148,750

	Total Consumer Staples	374,625

	Energy — 0.5%
	Energy Equipment & Services — 0.3%
	Noble Holding International Ltd., (United Kingdom),
55,000	7.75%, 01/15/2024 (m)	49,225
45,000	8.70%, 04/01/2045 (m)	36,000
125,000	Parker Drilling Co., 6.75%, 07/15/2022 (m)	101,562

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Energy Equipment & Services — continued
	Rowan Cos., Inc.,
45,000	5.85%, 01/15/2044 (m)	36,225
100,000	7.38%, 06/15/2025 (m)	100,748
130,000	Transocean, Inc., SUB, 5.80%, 10/15/2022 (m)	127,075
80,000	Weatherford International Ltd., 5.95%, 04/15/2042 (m)	62,400

		513,235

	Oil, Gas & Consumable Fuels — 0.2%
215,000	Jupiter Resources, Inc., (Canada), 8.50%, 10/01/2022 (e) (m)	153,188
130,000	MEG Energy Corp., (Canada), 6.50%, 01/15/2025 (e) (m)	129,350
140,000	SemGroup Corp., 5.63%, 07/15/2022 (m)	137,900

		420,438

	Total Energy	933,673

	Financials — 0.1%
	Consumer Finance — 0.1%
130,000	Navient Corp., 7.25%, 09/25/2023 (m)	140,806

	Health Care — 0.4%
	Health Care Providers & Services — 0.3%
250,000	Aurora Diagnostics Holdings LLC, 12.25%, 01/15/2020 (m)	231,250
110,000	Kindred Healthcare, Inc., 8.75%, 01/15/2023 (m)	107,250
	Tenet Healthcare Corp.,
200,000	5.13%, 05/01/2025 (e) (m)	194,750
125,000	8.13%, 04/01/2022 (m)	125,156

		658,406

	Pharmaceuticals — 0.1%
230,000	Valeant Pharmaceuticals International, Inc., 7.50%, 07/15/2021 (e) (m)	226,838

	Total Health Care	885,244

	Industrials — 0.3%
	Commercial Services & Supplies — 0.2%
205,000	Monitronics International, Inc., 9.13%, 04/01/2020 (m)	177,838
120,000	Prime Security Services Borrower LLC, 9.25%, 05/15/2023 (e) (m)	132,984
135,000	RR Donnelley & Sons Co., 6.00%, 04/01/2024 (m)	125,887

		436,709

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

12	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Corporate Bonds — continued
	Machinery — 0.1%
125,000	Xerium Technologies, Inc., 9.50%, 08/15/2021 (m)	128,400

	Total Industrials	565,109

	Information Technology — 0.6%
	IT Services — 0.3%
448,000	Exela Intermediate LLC, 10.00%, 07/15/2023 (e) (m)	428,960
120,000	Unisys Corp., 10.75%, 04/15/2022 (e) (m)	133,800

		562,760

	Semiconductors & Semiconductor Equipment — 0.0% (g)
85,000	Global A&T Electronics Ltd., (Singapore), 10.00%, 02/01/2019 (e) (m)	68,000

	Software — 0.2%
300,000	BMC Software Finance, Inc., 8.13%, 07/15/2021 (e) (m)	307,125

	Technology Hardware, Storage & Peripherals — 0.1%
200,000	Dell International LLC, 8.35%, 07/15/2046 (e) (m)	259,022

	Total Information Technology	1,196,907

	Materials — 0.5%
	Chemicals — 0.3%
140,000	Hexion, Inc., 6.63%, 04/15/2020 (m)	124,600
250,000	Rain CII Carbon LLC, 7.25%, 04/01/2025 (e) (m)	270,625
250,000	TPC Group, Inc., 8.75%, 12/15/2020 (e) (m)	244,375

		639,600

	Metals & Mining — 0.2%
145,000	First Quantum Minerals Ltd., (Zambia), 7.50%, 04/01/2025 (e) (m)	153,519
	Freeport-McMoRan, Inc.,
150,000	5.45%, 03/15/2043 (m)	141,000
100,000	6.75%, 02/01/2022 (m)	104,000

		398,519

	Total Materials	1,038,119

	Telecommunication Services — 0.7%
	Diversified Telecommunication Services — 0.7%
130,000	CenturyLink, Inc., 5.63%, 04/01/2025 (m)	126,750
130,000	Embarq Corp., 8.00%, 06/01/2036 (m)	131,137
	Intelsat Jackson Holdings SA, (Luxembourg),
493,000	7.25%, 10/15/2020 (m)	474,365
110,000	7.50%, 04/01/2021 (m)	104,225
294,000	9.75%, 07/15/2025 (e) (m)	296,205

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Diversified Telecommunication Services — continued
150,000	Intelsat Luxembourg SA, (Luxembourg), 8.13%, 06/01/2023 (m)	91,500
130,000	Sprint Capital Corp., 6.88%, 11/15/2028 (m)	138,694

		1,362,876

	Wireless Telecommunication Services — 0.0% (g)
85,000	Digicel Ltd., (Jamaica), 6.75%, 03/01/2023 (e) (m)	84,044

	Total Telecommunication Services	1,446,920

	Utilities — 0.9%
	Electric Utilities — 0.1%
713,440	Bruce Mansfield Unit Pass-Through Trust, Series 2007-1, 6.85%, 06/01/2034 (m)	308,563

	Independent Power and Renewable Electricity Producers — 0.8%
301,000	GenOn Americas Generation LLC, 9.13%, 05/01/2031 (d) (m)	276,920
	GenOn Energy, Inc.,
80,000	7.88%, 06/15/2017 (d) (m)	57,200
865,000	9.50%, 10/15/2018 (d) (m)	609,825
758,000	9.88%, 10/15/2020 (d) (m)	534,390
70,000	NRG Energy, Inc., 7.25%, 05/15/2026 (m)	75,862

		1,554,197

	Total Utilities	1,862,760

	Total Corporate Bonds (Cost $10,596,358)	10,598,900

Foreign Government Security — 0.1%
EUR 155,000	Republic of Argentina, SUB, 2.29%, 12/31/2038 (Argentina) (Cost $112,908) (m)	127,740

Loan Assignments — 0.8% (cc)
	Consumer Discretionary — 0.4%
	Media — 0.4%
95,693	Acosta, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 4.49%, 09/26/2021 (aa)	84,210
	Advantage Sales & Marketing, Inc., Term Loan B,
50,453	(ICE LIBOR USD 3 Month + 3.25%), 4.63% 07/23/2021 (aa)	47,694
54,564	(ICE LIBOR USD 3 Month + 3.25%), 4.63% 07/23/2021 (aa)	51,580
225,000	Cengage Learning, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 4.25%), 5.49%, 05/27/2023 (aa)	210,444

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	13

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Loan Assignments — continued
	Media — continued
238,724	Cumulus Media Holdings, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 4.50%, 12/23/2020 (aa)	207,093
149,244	McGraw-Hill Global Education Holding LLC, Term Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.24%, 05/02/2022 (aa)	148,840

		749,861

	Textiles, Apparel & Luxury Goods — 0.0% (g)
4,229	Cole Haan LLC, Term B-1 Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.25%, 01/31/2020 (aa) ^	3,947

	Total Consumer Discretionary	753,808

	Energy — 0.1%
	Energy Equipment & Services — 0.1%
103,538	KCA Deutag US Finance LLC, Term Loan B, (ICE LIBOR USD 3 Month + 5.75%), 7.07%, 05/15/2020 (aa) ^	99,558

	Information Technology — 0.2%
	IT Services — 0.2%
131,989	Aricent Technologies (Holdings) Ltd., Term Loan, (ICE LIBOR USD 1 Month + 4.50%), 5.74%, 04/14/2021 (aa)	132,360
244,508	CompuCom Systems, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.25%), 4.49%, 01/01/2020 (aa)	240,229

	Total Information Technology	372,589

	Materials — 0.0% (g)
	Construction Materials — 0.0% (g)
79,232	Forterra Finance LLC, Term Loan, (ICE LIBOR USD 1 Month + 3.00%), 4.24%, 10/25/2023 (aa)	66,110

	Real Estate — 0.0% (g)
	Equity Real Estate Investment Trusts (REITs) — 0.0% (g)
70,174	Uniti Group, Inc., Term Loan B, (ICE LIBOR USD 1 Month + 3.00%), 4.24%, 10/24/2022 (aa)	67,323

	Telecommunication Services — 0.1%
	Diversified Telecommunication Services — 0.0% (g)
31,929	Windstream Services LLC, Term B-6 Loan, (ICE LIBOR USD 1 Month + 4.00%), 5.24%, 03/29/2021(aa) ^	29,853

PRINCIPAL AMOUNT	SECURITY DESCRIPTION	VALUE

	Wireless Telecommunication Services — 0.1%
240,000	Syniverse Holdings, Inc., Term Loan B, (ICE LIBOR USD 3 Month + 3.00%), 4.24%, 04/23/2019 (aa)	233,467

	Total Telecommunication Services	263,320

	Total Loan Assignments (Cost $1,575,997)	1,622,708

NUMBER OF WARRANTS
Warrants — 2.5%
	Consumer Discretionary — 0.2%
	Hotels, Restaurants & Leisure — 0.2%
92,578	Del Taco Restaurants, Inc., expiring 06/30/2020 (Strike Price $11.50) (a) (m)	320,320

	Media — 0.0% (g)
72,262	Hemisphere Media Group, Inc., expiring 04/04/2018 (Strike Price $12.00) (a) (m)	21,678

	Total Consumer Discretionary	341,998

	Consumer Staples — 0.0% (g)
	Food Products — 0.0% (g)
15,446	Hostess Brands, Inc., expiring 11/04/2021 (Strike Price $11.50) (a) (m)	22,397

	Financials — 2.1%
	Banks — 2.1%
60,344	Al Rajhi Bank, expiring 07/02/2018 (Strike Price $1.00) (a) (m)	1,030,069
259,039	HSBC Bank plc, (United Kingdom), expiring 01/22/2018 (Strike Price $1.00) (a) (m)	1,194,597
15,925	National Commercial Bank, expiring 10/30/2018 (Strike Price $1.00) (a) (m)	201,194
34,844	SunTrust Banks, Inc., expiring 11/14/2018 (Strike Price $44.15) (a) (m)	574,578
74,766	TCF Financial Corp., expiring 11/14/2018 (Strike Price $16.93) (a) (m)	179,438
60,125	Zions Bancorp, expiring 05/22/2020 (Strike Price $35.61) (a) (m)	880,831

		4,060,707

	Capital Markets — 0.0% (g)
23,256	Avista Healthcare Public Acquisition Corp., expiring 12/02/2021 (Strike Price $5.75) (a) (m)	9,070

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

14	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

NUMBER OF WARRANTS	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Warrants — continued
	Capital Markets — continued
4,188	Boulevard Acquisition Corp. II, expiring 09/25/2020 (Strike Price $11.50) (a) (m)	3,141
7,252	Double Eagle Acquisition Corp., expiring 10/16/2020 (Strike Price $11.50) (a) (m)	5,149
12,368	Hennessy Capital Acquisition Corp. III, expiring 08/01/2022 (Strike Price $11.50) (a) (m)	10,142
3,524	Kayne Anderson Acquisition Corp., expiring 06/30/2022 (Strike Price $11.50) (a) (m)	3,013
11,048	National Energy Services Reunited Corp., expiring 06/05/2022 (Strike Price $5.75) (a) (m)	5,524

		36,039

	Total Financials	4,096,746

	Health Care — 0.0% (g)
	Biotechnology — 0.0% (g)
103,957	BioTime, Inc., expiring 10/01/2018 (Strike Price $4.55) (a) (m)	16,633

	Information Technology — 0.0% (g)
	Technology Hardware, Storage & Peripherals — 0.0% (g)
19,764	Eastman Kodak Co., expiring 09/03/2018 (Strike Price $16.12) (a) (m)	1,087

	Materials — 0.2%
	Chemicals — 0.2%
140,912	AgroFresh Solutions, Inc., expiring 02/19/2019 (Strike Price $11.50) (a) (m)	49,319
15,639	Saudi Basic Industries Corp., expiring 02/12/2020 (Strike Price $1.00) (a) (m)	414,218

		463,537

	Metals & Mining — 0.0% (g)
CAD 22,267	Alio Gold, Inc., (Canada), expiring 05/30/2018 (Strike Price CAD 7.00) (a) (m)	1,165

	Total Materials	464,702

	Total Warrants (Cost $3,521,556)	4,943,563

NUMBER OF CONTRACTS
Options Purchased — 1.2%
	Call Options Purchased — 0.8%
	Auto Components — 0.0% (g)
63	Adient plc 01/19/2018 at USD 85.00, American Style (a) Notional Amount: USD 531,468 Exchange Traded	23,940

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Banks — 0.1%
150	SunTrust Banks, Inc. 01/19/2018 at USD 60.00, American Style (a) Notional Amount: USD 903,150 Exchange Traded	33,750
150	Zions Bancorp 04/20/2018 at USD 48.00, American Style (a) Notional Amount: USD 696,900 Exchange Traded	33,450

		67,200

	Building Products — 0.0% (g)
78	Johnson Controls International plc 04/20/2018 at USD 41.00, American Style (a) Notional Amount: USD 322,842 Exchange Traded	20,865

	Capital Markets — 0.0% (g)
161	iShares MSCI Emerging Markets ETF 01/19/2018 at USD 44.00, American Style (a) Notional Amount: USD 745,108 Exchange Traded	43,792

	Chemicals — 0.0% (g)
EUR 8	Akzo Nobel NV 12/15/2017 at EUR 80.00, American Style (a) Notional Amount: EUR 62,280 Exchange Traded	941
44	DowDuPont, Inc. 01/19/2018 at USD 70.00, American Style (a) Notional Amount: USD 318,164 Exchange Traded	16,610
38	DowDuPont, Inc. 03/16/2018 at USD 80.00, American Style (a) Notional Amount: USD 274,778 Exchange Traded	2,565

		20,116

	Diversified Telecommunication Services — 0.0% (g)
32	AT&T, Inc. 11/17/2017 at USD 38.00, American Style (a) Notional Amount: USD 107,680 Exchange Traded	64
45	AT&T, Inc. 12/15/2017 at USD 41.00, American Style (a) Notional Amount: USD 151,425 Exchange Traded	112
108	AT&T, Inc. 01/19/2018 at USD 38.00, American Style (a) Notional Amount: USD 363,420 Exchange Traded	1,620
EUR 311	Telecom Italia SpA 12/15/2017 at EUR 0.90, American Style (a) Notional Amount: EUR 231,540 Exchange Traded	681

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	15

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Options Purchased — continued
	Diversified Telecommunication Services — continued
EUR 156	Telecom Italia SpA 06/15/2018 at EUR 0.76, American Style (a) Notional Amount: EUR 116,142 Exchange Traded	10,283

		12,760

	Exchange Traded Funds — 0.4%
623	iShares China Large-Cap ETF 01/19/2018 at USD 40.00, American Style (a) Notional Amount: USD 2,861,439 Exchange Traded	372,242
160	iShares China Large-Cap ETF 01/19/2018 at USD 42.00, American Style (a) Notional Amount: USD 734,880 Exchange Traded	66,400
125	iShares China Large-Cap ETF 01/19/2018 at USD 45.00, American Style (a) Notional Amount: USD 574,125 Exchange Traded	23,000
205	iShares MSCI EAFE ETF 01/19/2018 at USD 66.00, American Style (a) Notional Amount: USD 3,059,830 Exchange Traded	81,487
100	iShares MSCI EAFE ETF 01/19/2018 at USD 69.00, American Style (a) Notional Amount: USD 1,492,600 Exchange Traded	13,850
209	PowerShares DB US Dollar Index Bullish Fund 01/19/2018 at USD 26.00, American Style (a) Notional Amount: USD 513,722 Exchange Traded	941
770	PowerShares DB US Dollar Index Bullish Fund 03/16/2018 at USD 24.00, American Style (a) Notional Amount: USD 1,892,660 Exchange Traded	61,985
1,232	PowerShares DB US Dollar Index Bullish Fund 01/18/2019 at USD 25.00, American Style (a) Notional Amount: USD 3,028,256 Exchange Traded	94,248
1,480	SPDR EURO STOXX 50 ETF 01/19/2018 at USD 42.00, American Style (a) Notional Amount: USD 6,164,200 Exchange Traded	97,680

		811,833

	Food Products — 0.0% (g)
15	Bunge Ltd. 04/20/2018 at USD 75.00, American Style (a) Notional Amount: USD 103,170 Exchange Traded	4,088

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Index Funds — 0.1%
14	S&P 500 Index 12/08/2017 at USD 2590.00, European Style (a) Notional Amount: USD 3,605,364 Exchange Traded	22,050
9	S&P 500 Index 12/15/2017 at USD 2570.00, European Style (a) Notional Amount: USD 2,317,734 Exchange Traded	27,900
49	S&P 500 Index 12/15/2017 at USD 2650.00, European Style (a) Notional Amount: USD 12,618,774 Exchange Traded	14,455
3	S&P 500 Index 3 01/19/2018 at USD 2425.00, European Style (a) Notional Amount: USD 772,578 Exchange Traded	49,215
33	S&P 500 Index 01/19/2018 at USD 2650.00, European Style (a) Notional Amount: USD 8,498,358 Exchange Traded	28,875
82	S&P 500 Index 03/16/2018 at USD 2800.00, European Style (a) Notional Amount: USD 21,117,132 Exchange Traded	13,325

		155,820

	Insurance — 0.0% (g)
18	American International Group, Inc. 01/19/2018 at USD 65.00, American Style (a) Notional Amount: USD 116,298 Exchange Traded	3,294
18	American International Group, Inc. 01/19/2018 at USD 67.50, American Style (a) Notional Amount: USD 116,298 Exchange Traded	1,584

		4,878

	Machinery — 0.0% (g)
87	Trinity Industries, Inc. 04/20/2018 at USD 38.00, American Style (a) Notional Amount: USD 282,924 Exchange Traded	5,655

	Media — 0.1%
33	Charter Communications, Inc. 01/19/2018 at USD 440.00, American Style (a) Notional Amount: USD 1,102,761 Exchange Traded	2,392

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

16	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Options Purchased — continued
	Media — continued
359	DISH Network Corp. 03/16/2018 at USD 55.00, American Style (a) Notional Amount: USD 1,742,586 Exchange Traded	100,520
EUR 32	Vivendi SA 12/15/2017 at EUR 21.00, American Style (a) Notional Amount: EUR 68,416 Exchange Traded	3,188
EUR 62	Vivendi SA 12/15/2017 at EUR 22.00, American Style (a) Notional Amount: EUR 153,957 Exchange Traded	2,871

		108,971

	Metals & Mining — 0.0% (g)
EUR 147	thyssenkrupp AG 11/17/2017 at EUR 26.00, American Style (a) Notional Amount: EUR 337,806 Exchange Traded	220
EUR 55	thyssenkrupp AG 11/17/2017 at EUR 27.00, American Style (a) Notional Amount: EUR 126,142 Exchange Traded	79
EUR 49	thyssenkrupp AG 03/16/2018 at EUR 24.00, American Style (a) Notional Amount: EUR 112,382 Exchange Traded	5,490
EUR 52	thyssenkrupp AG 03/16/2018 at EUR 25.00, American Style (a) Notional Amount: EUR 122,980 Exchange Traded	3,999
EUR 50	thyssenkrupp AG 03/16/2018 at EUR 27.00, American Style (a) Notional Amount: EUR 114,675 Exchange Traded	1,632

		11,420

	Pharmaceuticals — 0.0% (g)
9	Allergan plc 11/17/2017 at USD 290.00, American Style (a) Notional Amount: USD 159,507 Exchange Traded	94
21	Depomed, Inc. 03/16/2018 at USD 11.00, American Style (a) Notional Amount: USD 10,164 Exchange Traded	420

		514

	Semiconductors & Semiconductor Equipment — 0.0% (g)
58	NXP Semiconductors NV 01/19/2018 at USD 110.00, American Style (a) Notional Amount: USD 678,890 Exchange Traded	49,010

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Software — 0.1%
87	Dell Technologies, Inc. 01/19/2018 at USD 70.00, American Style (a) Notional Amount: USD 720,099 Exchange Traded	116,580
75	VMware, Inc. 01/19/2018 at USD 115.00, American Style (a) Notional Amount: USD 897,675 Exchange Traded	60,750

		177,330

	Wireless Telecommunication Services — 0.0% (g)
179	Vodafone Group plc 01/19/2018 at USD 32.00, American Style (a) Notional Amount: USD 518,742 Exchange Traded	716

	Total Call Options Purchased	1,518,908

	Put Options Purchased — 0.4%
	Automobiles — 0.0% (g)
42	Tesla, Inc. 01/19/2018 at USD 110.00, American Style (a) Notional Amount: USD 1,392,426 Exchange Traded	546
17	Tesla, Inc. 01/18/2019 at USD 260.00, American Style (a) Notional Amount: USD 563,601 Exchange Traded	42,457

		43,003

	Banks — 0.1%
250	SunTrust Banks, Inc. 11/17/2017 at USD 65.00, American Style (a) Notional Amount: USD 1,505,250 Exchange Traded	118,750
500	Zions Bancorp 11/17/2017 at USD 48.00, American Style (a) Notional Amount: USD 2,323,000 Exchange Traded	99,000

		217,750

	Diversified Telecommunication Services — 0.0% (g)
62	AT&T, Inc. 12/15/2017 at USD 34.00, American Style (a) Notional Amount: USD 208,630 Exchange Traded	6,138
	Exchange Traded Funds — 0.3%
623	iShares China Large-Cap ETF 11/17/2017 at USD 50.00, American Style (a) Notional Amount: USD 2,861,439 Exchange Traded	256,988
591	iShares China Large-Cap ETF 01/19/2018 at USD 39.00, American Style (a) Notional Amount: USD 2,714,463 Exchange Traded	16,252

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	17

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Options Purchased — continued
	Exchange Traded Funds — continued
357	iShares China Large-Cap ETF 01/19/2018 at USD 42.00, American Style (a) Notional Amount: USD 1,639,701 Exchange Traded	23,384
313	iShares iBoxx $ High Yield Corporate Bond ETF 11/17/2017 at USD 87.50, American Style (a) Notional Amount: USD 2,769,111 Exchange Traded	6,573
23	iShares iBoxx $ High Yield Corporate Bond ETF 1 12/15/2017 at USD 87.00, American Style (a) Notional Amount: USD 203,481 Exchange Traded	1,012
13	iShares iBoxx $ High Yield Corporate Bond ETF 12/15/2017 at USD 88.00, American Style (a) Notional Amount: USD 115,011 Exchange Traded	1,001
5	iShares iBoxx $ High Yield Corporate Bond ETF 01/19/2018 at USD 88.00, American Style (a) Notional Amount: USD 44,235 Exchange Traded	615
285	iShares MSCI EAFE ETF 01/19/2018 at USD 62.00, American Style (a) Notional Amount: USD 4,253,910 Exchange Traded	5,415
862	iShares MSCI EAFE ETF 01/19/2018 at USD 66.00, American Style (a) Notional Amount: USD 12,866,212 Exchange Traded	37,928
294	iShares MSCI Emerging Markets ETF 01/19/2018 at USD 44.00, American Style (a) Notional Amount: USD 1,360,632 Exchange Traded	20,727
172	PowerShares DB US Dollar Index Bullish Fund 01/19/2018 at USD 25.00, American Style (a) Notional Amount: USD 422,776 Exchange Traded	9,202
770	PowerShares DB US Dollar Index Bullish Fund 03/16/2018 at USD 24.00, American Style (a) Notional Amount: USD 1,892,660 Exchange Traded	12,320
916	PowerShares DB US Dollar Index Bullish Fund 01/18/2019 at USD 25.00, American Style (a) Notional Amount: USD 2,251,528 Exchange Traded	81,066
81	PowerShares QQQ Trust 11/17/2017 at USD 136.00, American Style (a) Notional Amount: USD 1,232,415 Exchange Traded	486

		472,969

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE

	Independent Power and Renewable Electricity Producers — 0.0% (g)
15	Dynegy, Inc. 03/16/2018 at USD 11.00, American Style (a) Notional Amount: USD 18,675 Exchange Traded	975
	Index Funds — 0.0% (g)
EUR 22	CAC 40 10 Euro Index 12/15/2017 at EUR 5200.00, European Style (a) Notional Amount: EUR 1,210,724 Exchange Traded	4,568
EUR 27	DAX Index 12/15/2017 at EUR 12350.00, European Style (a) Notional Amount: EUR 1,785,992 Exchange Traded	5,434
EUR 31	EURO STOXX 50 Index 01/19/2018 at EUR 3500.00, European Style (a) Notional Amount: EUR 1,138,924 Exchange Traded	11,293
10	S&P 500 Index 11/17/2017 at USD 2250.00, European Style (a) Notional Amount: USD 2,575,260 Exchange Traded	449
8	S&P 500 Index 11/17/2017 at USD 2450.00, European Style (a) Notional Amount: USD 2,060,208 Exchange Traded	1,900
8	S&P 500 Index 11/30/2017 at USD 2450.00, European Style (a) Notional Amount: USD 2,060,208 Exchange Traded	3,920
8	S&P 500 Index 12/15/2017 at USD 2450.00, European Style (a) Notional Amount: USD 2,060,208 Exchange Traded	7,080
46	S&P 500 Index 12/29/2017 at USD 2300.00, European Style (a) Notional Amount: USD 11,846,196 Exchange Traded	21,160
3	S&P 500 Index 01/19/2018 at USD 2325.00, European Style (a) Notional Amount: USD 772,578 Exchange Traded	2,550
4	S&P 500 Index 01/19/2018 at USD 2450.00, European Style (a) Notional Amount: USD 1,030,104 Exchange Traded	6,900

		65,254

	Internet & Direct Marketing Retail — 0.0% (g)
7	Amazon.com, Inc. 11/17/2017 at USD 900.00, American Style (a) Notional Amount: USD 773,696 Exchange Traded	158
	Oil, Gas & Consumable Fuels — 0.0% (g)
186	Golar LNG Ltd. 01/19/2018 at USD 15.00, American Style (a) Notional Amount: USD 393,018 Exchange Traded	5,580

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

18	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

NUMBER OF CONTRACTS	SECURITY DESCRIPTION	VALUE
Long Positions — continued
Options Purchased — continued
	Semiconductors & Semiconductor Equipment — 0.0% (g)
67	Texas Instruments, Inc. 1 12/15/2017 at USD 82.50, American Style (a) Notional Amount: USD 647,823 Exchange Traded	1,306
25	Texas Instruments, Inc. 2 12/15/2017 at USD 85.00, American Style (a) Notional Amount: USD 241,725 Exchange Traded	613

		1,919

	Total Put Options Purchased	813,746

	Total Options Purchased (Cost $2,818,307)	2,332,654

SHARES
Short-Term Investment — 6.1%
	Investment Company — 6.1%
12,222,478	JPMorgan U.S. Treasury Plus Money Market Fund, Institutional Class Shares, 0.92% (b) (l) (Cost $12,222,478)	12,222,478

	Total Investments, Before Short Positions — 76.2% (Cost $135,151,319)	151,639,097
	Other Assets in Excess of Liabilities — 23.8%	47,101,460

	NET ASSETS — 100.0%	$198,740,557

Short Positions — 28.4%
Common Stocks — 13.6%
	Consumer Discretionary — 2.4%
	Automobiles — 0.6%
14,200	Suzuki Motor Corp., (Japan)	777,781
1,178	Tesla, Inc. (a)	390,542

		1,168,323

	Distributors — 0.1%
7,800	Core-Mark Holding Co., Inc.	265,668

	Hotels, Restaurants & Leisure — 0.5%
491	Chipotle Mexican Grill, Inc. (a)	133,503
65,488	Del Taco Restaurants, Inc. (a)	831,043

		964,546

	Household Durables — 0.1%
1,150	Whirlpool Corp.	188,519

	Leisure Products — 0.3%
11,399	Brunswick Corp.	577,359

	Media — 0.3%
17,515	Hemisphere Media Group, Inc. (a)	213,683
4,098	Liberty Media Corp.-Liberty Formula One, Class C (a)	156,298
3,895	Live Nation Entertainment, Inc. (a)	170,523

		540,504

SHARES	SECURITY DESCRIPTION	VALUE

	Multiline Retail — 0.1%
2,531	Kohl’s Corp.	105,695
1,902	Target Corp.	112,294

		217,989

	Specialty Retail — 0.2%
600	CarMax, Inc. (a)	45,060
4,324	Gap, Inc. (The)	112,380
399	Lithia Motors, Inc., Class A	45,159
1,400	Signet Jewelers Ltd.	91,798

		294,397

	Textiles, Apparel & Luxury Goods — 0.2%
422	Swatch Group AG (The), (Switzerland), Class BR	165,400
12,094	Under Armour, Inc., Class A (a)	151,417
2,529	VF Corp.	176,145

		492,962

	Total Consumer Discretionary	4,710,267

	Consumer Staples — 0.5%
	Food & Staples Retailing — 0.0% (g)
2,500	United Natural Foods, Inc. (a)	96,925

	Food Products — 0.2%
6,447	Hostess Brands, Inc. (a)	74,334
3,900	Kellogg Co.	243,867

		318,201

	Household Products — 0.3%
6,702	Procter & Gamble Co. (The)	578,651

	Total Consumer Staples	993,777

	Energy — 0.3%
	Energy Equipment & Services — 0.0% (g)
42	Ensco plc, Class A	226

	Oil, Gas & Consumable Fuels — 0.3%
1,017	EQT Corp.	63,603
4,744	Golar LNG Ltd., (Bermuda)	100,241
6,254	Occidental Petroleum Corp.	403,821
499	Southwestern Energy Co. (a)	2,769
11,702	WPX Energy, Inc. (a)	131,999

		702,433

	Total Energy	702,659

	Financials — 2.3%
	Banks — 1.7%
19,682	SunTrust Banks, Inc.	1,185,053
47,289	TCF Financial Corp.	861,606
29,591	Zions Bancorp	1,374,798

		3,421,457

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	19

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions — continued
Common Stocks — continued
	Capital Markets — 0.4%
4,600	Hargreaves Lansdown plc, (United Kingdom)	96,629
5,336	Virtus Investment Partners, Inc.	621,110

		717,739

	Insurance — 0.2%
7,484	First American Financial Corp.	407,279

	Total Financials	4,546,475

	Health Care — 0.7%
	Biotechnology — 0.0% (g)
25,974	BioTime, Inc. (a)	62,338

	Health Care Equipment & Supplies — 0.2%
35	Becton Dickinson and Co.	7,303
409	CR Bard, Inc.	133,772
5,903	Terumo Corp., (Japan)	245,980

		387,055

	Health Care Providers & Services — 0.1%
1,216	Anthem, Inc.	254,399

	Pharmaceuticals — 0.4%
2,951	Allergan plc	523,006
2,800	Depomed, Inc. (a)	13,552
10,863	Valeant Pharmaceuticals International, Inc. (a)	126,988

		663,546

	Total Health Care	1,367,338

	Industrials — 1.0%
	Aerospace & Defense — 0.2%
1,286	TransDigm Group, Inc.	356,865
2,570	Triumph Group, Inc.	79,799

		436,664

	Air Freight & Logistics — 0.1%
1,376	CH Robinson Worldwide, Inc.	108,057

	Commercial Services & Supplies — 0.2%
12,800	Ritchie Bros Auctioneers, Inc., (Canada)	358,784

	Machinery — 0.1%
6,873	Rexnord Corp. (a)	175,399
800	Snap-on, Inc.	126,224

		301,623

	Trading Companies & Distributors — 0.4%
2,232	Fastenal Co.	104,837
2,820	HD Supply Holdings, Inc. (a)	99,800
2,830	Kaman Corp.	158,310
2,264	WW Grainger, Inc.	447,593

		810,540

	Total Industrials	2,015,668

SHARES	SECURITY DESCRIPTION	VALUE

	Information Technology — 4.5%
	Communications Equipment — 0.1%
3,113	InterDigital, Inc.	228,338

	Electronic Equipment, Instruments & Components — 0.4%
3,814	Belden, Inc.	304,777
5,428	MTS Systems Corp.	282,527
2,444	OSI Systems, Inc. (a)	216,001

		803,305

	Internet Software & Services — 2.8%
27,921	Alibaba Group Holding Ltd., (China), ADR (a)	5,162,314
1,476	SINA Corp., (China) (a)	158,891
4,850	Tencent Holdings Ltd., (China), ADR	218,493

		5,539,698

	Semiconductors & Semiconductor Equipment — 0.3%
5,848	Microchip Technology, Inc.	554,390

	Software — 0.9%
5,585	RealPage, Inc. (a)	241,830
12,662	VMware, Inc., Class A (a)	1,515,515

		1,757,345

	Technology Hardware, Storage & Peripherals — 0.0% (g)
431	Super Micro Computer, Inc. (a)	8,577

	Total Information Technology	8,891,653
	Materials — 0.7%
	Chemicals — 0.5%
28,565	AgroFresh Solutions, Inc. (a)	168,534
53,224	Rayonier Advanced Materials, Inc.	764,829

		933,363

	Construction Materials — 0.1%
1,100	Martin Marietta Materials, Inc.	238,535

	Containers & Packaging — 0.0% (g)
3,700	Owens-Illinois, Inc. (a)	88,393

	Metals & Mining — 0.1%
2,555	Southern Copper Corp., (Peru)	109,737

	Total Materials	1,370,028

	Real Estate — 0.5%
	Equity Real Estate Investment Trusts (REITs) — 0.5%
6,263	Starwood Waypoint Homes (a)	227,410
13,291	Ventas, Inc.	834,010

	Total Real Estate	1,061,420

	Telecommunication Services — 0.3%
	Diversified Telecommunication Services — 0.3%
16,025	AT&T, Inc.	539,241
2,600	Verizon Communications, Inc.	124,462

	Total Telecommunication Services	663,703

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

20	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

SHARES	SECURITY DESCRIPTION	VALUE
Short Positions — continued
Common Stocks — continued
	Utilities — 0.4%
	Independent Power and Renewable Electricity Producers — 0.1%
14,526	Dynegy, Inc. (a)	180,848

	Multi-Utilities — 0.3%
3,267	Black Hills Corp.	213,204
3,846	Dominion Energy, Inc.	312,065

		525,269

	Total Utilities	706,117

	Total Common Stocks (Proceeds $26,142,865)	27,029,105

Exchange-Traded Funds — 14.7%
	Fixed Income — 0.7%
55,990	PowerShares DB US Dollar Index Bullish Fund (a)	1,376,234
	International Equity — 2.4%
26,700	Direxion Daily Gold Miners Index Bear 3X Shares	728,910
14,452	Direxion Daily Gold Miners Index Bull 3X Shares	421,131
8,767	iShares China Large-Cap Fund	402,668
3,707	iShares MSCI EAFE Fund	258,119
3,063	iShares MSCI Emerging Markets Fund	141,756
2,976	iShares MSCI Turkey Fund	124,456
67,100	SPDR EURO STOXX 50 Fund	2,794,715

	Total International Equity	4,871,755

SHARES	SECURITY DESCRIPTION	VALUE

	U.S. Equity — 11.6%
19,577	iShares Russell 2000 Fund	2,922,063
40,753	Real Estate Select Sector SPDR Fund	1,324,473
57,320	SPDR S&P 500 Fund Trust	14,739,838
8,865	SPDR S&P MidCap 400 Fund Trust	2,957,541
26,697	SPDR S&P Retail Fund	1,054,265

	Total U.S. Equity	22,998,180

	Total Exchange-Traded Funds (Proceeds $28,607,402)	29,246,169

PRINCIPAL AMOUNT
Corporate Bond — 0.1%
	Energy — 0.1%
	Energy Equipment & Services — 0.1%
337,000	Ensco plc, 4.50%, 10/01/2024	279,710

	(Proceeds $278,901)	279,710

	Total Securities Sold Short (Proceeds $55,029,168)	56,554,984

Percentages indicated are based on net assets.

Futures contracts outstanding as of October 31, 2017:
DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts
Brent Crude Oil	7	11/2017	USD	$426,580	$25,980
CAC 40 10 Euro Index	3	11/2017	EUR	192,262	4,245
Hang Seng Index	3	11/2017	HKD	542,542	(565)
NY Harbor ULSD	5	11/2017	USD	394,905	27,520
RBOB Gasoline	5	11/2017	USD	363,825	23,593
100 oz Gold	8	12/2017	USD	1,016,400	(42,937)
DAX Index	2	12/2017	EUR	772,675	27,108
DJIA CBOT E-Mini Index	6	12/2017	USD	699,750	36,364
EURO STOXX 50 Index	26	12/2017	EUR	1,115,229	42,666
Euro-Bund	10	12/2017	EUR	1,895,793	11,560
FTSE 100 Index	12	12/2017	GBP	1,190,527	8,862
LME Aluminum Base Metal	12	12/2017	USD	645,750	15,874
LME Copper Base Metal	7	12/2017	USD	1,195,468	23,543
LME Zinc Base Metal	7	12/2017	USD	575,750	27,580
Long Gilt	6	12/2017	GBP	990,773	(13,644)
Low Sulphur Gasoil	8	12/2017	USD	438,200	23,864
NASDAQ 100 E-Mini Index	5	12/2017	USD	624,975	14,226
Nikkei 225 Index	4	12/2017	JPY	778,587	74,246

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	21

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

DESCRIPTION	NUMBER OF CONTRACTS	EXPIRATION DATE	TRADING CURRENCY	NOTIONAL AMOUNT	VALUE AND UNREALIZED APPRECIATION (DEPRECIATION)
Long Contracts — continued
S&P 500 E-Mini Index	14	12/2017	USD	$1,800,890	$43,251
S&P 500 E-Mini Index	25	12/2017	USD	3,215,875	81,623
Silver	2	12/2017	USD	166,930	(4,174)
TOPIX Index	8	12/2017	JPY	1,250,705	140,141
U.S. Treasury Long Bond	5	12/2017	USD	762,031	(1,195)
3 Month Euro Euribor	70	12/2018	EUR	20,439,914	11,802
3 Month Sterling	105	12/2018	GBP	17,276,824	(62,166)

					539,367

Short Contracts
Amsterdam Exchange Index	(1)	11/2017	EUR	(128,485)	(1,419)
Natural Gas	(7)	11/2017	USD	(202,720)	10,315
Australia 10 Year Bond	(7)	12/2017	AUD	(690,324)	(10,376)
CAC 40 10 Euro Index	(2)	12/2017	EUR	(128,012)	(7,034)
Canada 10 Year Bond	(1)	12/2017	CAD	(106,526)	(164)
Cocoa	(7)	12/2017	GBP	(144,383)	1,714
Corn	(10)	12/2017	USD	(172,875)	3,924
EURO STOXX 50 Index	(178)	12/2017	EUR	(7,635,029)	(372,580)
EURO STOXX 50 Index	(4)	12/2017	EUR	(171,574)	(5,496)
KC HRW Wheat	(1)	12/2017	USD	(20,825)	597
LME Aluminum Base Metal	(4)	12/2017	USD	(215,250)	(1,911)
LME Copper Base Metal	(4)	12/2017	USD	(683,125)	(2,293)
LME Zinc Base Metal	(2)	12/2017	USD	(164,500)	(5,224)
Wheat	(7)	12/2017	USD	(146,475)	7,244
Sugar No. 11	(4)	02/2018	USD	(66,035)	(302)
Coffee ‘C’	(3)	03/2018	USD	(144,675)	(1,639)
Cotton No. 2	(2)	03/2018	USD	(68,340)	(625)
3 Month Eurodollar	(111)	12/2018	USD	(27,215,812)	(5,069)

					(390,338)

					149,029

Forward foreign currency exchange contracts outstanding as of October 31, 2017:
CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
USD	54,482	CHF	53,514	Deutsche Bank AG	11/17/2017	$789
USD	3,664,878	EUR	3,101,035	Deutsche Bank AG	11/17/2017	49,706
USD	542,288	SEK	4,417,000	Deutsche Bank AG	11/17/2017	14,236
USD	406,584	MXN	7,351,000	Morgan Stanley	11/30/2017	25,113
USD	125,934	EUR	105,400	Morgan Stanley	12/15/2017	2,850
GBP	83,776	USD	111,167	Morgan Stanley	12/20/2017	272
USD	498,376	CHF	476,988	Morgan Stanley	12/20/2017	18,598
USD	1,706,344	EUR	1,425,898	Morgan Stanley	12/20/2017	40,663
USD	57,379	GBP	43,099	Morgan Stanley	12/20/2017	49
USD	31,403	NOK	250,843	Morgan Stanley	12/20/2017	653
CHF	5,000	USD	5,025	Morgan Stanley	12/22/2017	5
EUR	36,000	USD	42,004	Morgan Stanley	12/22/2017	55

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

22	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

CURRENCY PURCHASED		CURRENCY SOLD		COUNTERPARTY	SETTLEMENT DATE	UNREALIZED APPRECIATION (DEPRECIATION)
GBP	1,199,000	USD	1,591,985	Morgan Stanley	12/22/2017	$3,049
JPY	1,784,000	USD	15,729	Morgan Stanley	12/22/2017	2
USD	710,091	AUD	900,000	Morgan Stanley	12/22/2017	21,612
USD	955,103	CAD	1,186,000	Morgan Stanley	12/22/2017	35,317
USD	2,486,418	CHF	2,419,000	Morgan Stanley	12/22/2017	52,875
USD	2,172,743	EUR	1,835,000	Morgan Stanley	12/22/2017	28,881
USD	192,553	GBP	144,000	Morgan Stanley	12/22/2017	989
USD	3,423,637	JPY	381,490,000	Morgan Stanley	12/22/2017	59,752
USD	485,578	MXN	9,050,000	Morgan Stanley	12/22/2017	17,680
USD	1,299,239	NZD	1,860,000	Morgan Stanley	12/22/2017	27,606
USD	14,727	SGD	20,000	Morgan Stanley	12/22/2017	48

Total unrealized appreciation						400,800

USD	3,816,884	GBP	2,899,000	Deutsche Bank AG	11/17/2017	(35,084)
CHF	68,328	USD	71,504	Morgan Stanley	12/20/2017	(2,776)
EUR	151,274	USD	181,846	Morgan Stanley	12/20/2017	(5,133)
GBP	73,368	USD	98,101	Morgan Stanley	12/20/2017	(506)
NOK	250,843	USD	32,101	Morgan Stanley	12/20/2017	(1,351)
USD	38,449	CHF	38,238	Morgan Stanley	12/20/2017	(13)
USD	108,379	EUR	93,024	Morgan Stanley	12/20/2017	(288)
USD	160,657	GBP	120,950	Morgan Stanley	12/20/2017	(231)
AUD	3,173,000	USD	2,533,266	Morgan Stanley	12/22/2017	(105,995)
CAD	3,952,000	USD	3,236,147	Morgan Stanley	12/22/2017	(171,226)
CHF	1,663,000	USD	1,736,449	Morgan Stanley	12/22/2017	(63,449)
EUR	2,502,000	USD	2,991,193	Morgan Stanley	12/22/2017	(68,065)
GBP	1,013,000	USD	1,370,562	Morgan Stanley	12/22/2017	(22,966)
JPY	179,139,000	USD	1,621,171	Morgan Stanley	12/22/2017	(41,569)
MXN	14,404,000	USD	798,116	Morgan Stanley	12/22/2017	(53,408)
NZD	1,468,000	USD	1,061,362	Morgan Stanley	12/22/2017	(57,730)
USD	17,556	AUD	23,000	Morgan Stanley	12/22/2017	(39)
USD	60,217	CHF	60,000	Morgan Stanley	12/22/2017	(143)
USD	39,591	EUR	34,000	Morgan Stanley	12/22/2017	(131)
USD	825,297	GBP	625,000	Morgan Stanley	12/22/2017	(6,143)
USD	201,922	JPY	22,965,000	Morgan Stanley	12/22/2017	(577)
USD	5,715	MXN	111,000	Morgan Stanley	12/22/2017	(23)
USD	359,806	NZD	527,000	Morgan Stanley	12/22/2017	(490)

Total unrealized depreciation						(637,336)

Net unrealized depreciation						(236,536)

Written Call Options Contracts as of October 31, 2017:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS		NOTIONAL AMOUNT		EXERCISE PRICE	EXPIRATION DATE	VALUE
AgroFresh Solutions, Inc., American Style	Exchange Traded	30	USD	17,700	USD	7.50	01/19/2018	$(825)
Charter Communications, Inc., American Style	Exchange Traded	33	USD	1,102,761	USD	500.00	01/19/2018	(1,155)
S&P 500 Index, European Style	Exchange Traded	19	USD	4,892,994	USD	2,450.00	01/19/2018	(268,850)
S&P 500 Index, European Style	Exchange Traded	8	USD	2,060,208	USD	2,475.00	01/19/2018	(95,640)
S&P 500 Index, European Style	Exchange Traded	5	USD	1,287,630	USD	2,525.00	01/19/2018	(38,950)
S&P 500 Index, European Style	Exchange Traded	23	USD	5,923,098	USD	2,600.00	01/19/2018	(62,445)
Telecom Italia SpA, American Style	Exchange Traded	311	EUR	231,695	EUR	1.20	12/15/2017	(419)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	23

JPMorgan Multi-Manager Alternatives Fund

CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017 (continued)

(Amounts in U.S. Dollars, unless otherwise noted)

DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS		NOTIONAL AMOUNT		EXERCISE PRICE	EXPIRATION DATE	VALUE
thyssenkrupp AG, American Style	Exchange Traded	54	EUR	124,092	EUR	30.00	11/17/2017	$(73)
VMware, Inc., American Style	Exchange Traded	75	USD	897,675	USD	90.00	01/19/2018	(225,750)

								(694,107)

Written Put Options Contracts as of October 31, 2017:
DESCRIPTION	COUNTERPARTY	NUMBER OF CONTRACTS		NOTIONAL AMOUNT		EXERCISE PRICE	EXPIRATION DATE	VALUE
Akzo Nobel NV, American Style	Exchange Traded	8	EUR	62,280	EUR	70.00	12/15/2017	$(213)
Amazon.com, Inc., American Style	Exchange Traded	7	USD	773,696	USD	850.00	11/17/2017	(207)
Bunge Ltd., American Style	Exchange Traded	15	USD	103,170	USD	60.00	04/20/2018	(2,738)
CAC 40 10 Euro Index, European Style	Exchange Traded	22	EUR	1,210,724	EUR	4,700.00	12/15/2017	(817)
DAX Index, European Style	Exchange Traded	31	EUR	2,050,583	EUR	11,500.00	12/15/2017	(2,287)
DISH Network Corp., American Style	Exchange Traded	152	USD	737,808	USD	45.00	03/16/2018	(46,740)
EURO STOXX 50 Index, European Style	Exchange Traded	37	EUR	1,359,362	EUR	3,150.00	01/19/2018	(3,270)
iShares iBoxx $ High Yield Corporate Bond ETF, American Style	Exchange Traded	26	USD	230,022	USD	84.00	12/15/2017	(364)
iShares iBoxx $ High Yield Corporate Bond ETF, American Style	Exchange Traded	5	USD	44,235	USD	84.00	01/19/2018	(152)
S&P 500 Index, European Style	Exchange Traded	46	USD	11,846,196	USD	2,175.00	12/29/2017	(10,580)
S&P 500 Index, European Style	Exchange Traded	10	USD	2,575,260	USD	2,250.00	11/17/2017	(400)
S&P 500 Index, European Style	Exchange Traded	11	USD	2,832,786	USD	2,425.00	01/19/2018	(16,225)
S&P 500 Index, European Style	Exchange Traded	18	USD	4,635,468	USD	2,450.00	01/19/2018	(30,870)
S&P 500 Index, European Style	Exchange Traded	13	USD	3,347,838	USD	2,475.00	01/19/2018	(26,065)
S&P 500 Index, European Style	Exchange Traded	14	USD	3,605,364	USD	2,325.00	01/19/2018	(11,830)
S&P 500 Index, European Style	Exchange Traded	9	USD	2,317,734	USD	2,570.00	12/15/2017	(25,470)
Sohu.com, Inc., American Style	Exchange Traded	10	USD	57,230	USD	62.50	11/17/2017	(5,900)

								(184,128)

Total Written Options Contracts (Premiums Paid ($1,157,016))								(878,235)

Over the Counter (“OTC”) Credit default swap contracts outstanding — buy protection (1) as of October 31, 2017:
REFERENCE OBLIGATION/ INDEX	FINANCING RATE PAID BY THE FUND (%)	FREQUENCY OF PAYMENTS MADE/RECEIVED	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (3)	NOTIONAL AMOUNT (4)	UPFRONT PAYMENTS (RECEIPTS) (5)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
CMBX.NA.BBB-.6	3.00	Monthly	Morgan Stanley	05/11/2063	7.28	USD 202,000	$28,809	$4,886	$33,695

							28,809	4,886	33,695

OTC Credit default swap contracts outstanding — sell protection (2) as of October 31, 2017:
REFERENCE OBLIGATION/ INDEX	FINANCING RATE RECEIVED BY THE FUND (%)	FREQUENCY OF PAYMENTS MADE/RECEIVED	COUNTERPARTY	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (3)	NOTIONAL AMOUNT (4)	UPFRONT PAYMENTS (RECEIPTS) (5)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
CDX.NA.HY.27-V2	5.00	Quarterly	Morgan Stanley	12/20/2021	19.20	USD 2,067,700	$(841,747)	$68,473	$(773,274)
CDX.NA.HY.27-V2	5.00	Quarterly	Morgan Stanley	12/20/2021	19.20	USD 950,667	(345,541)	(9,988)	(355,529)

							(1,187,288)	58,485	(1,128,803)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

24	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

Centrally Cleared Credit default swap contracts outstanding—buy protection (1) as of October 31, 2017:
REFERENCE OBLIGATION/INDEX	FINANCING RATE PAID BY THE FUND (%)	FREQUENCY OF PAYMENTS MADE/RECEIVED	MATURITY DATE	IMPLIED CREDIT SPREAD (%) (3)	NOTIONAL AMOUNT (4)	UPFRONT PAYMENTS (RECEIPTS) (5)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
JC Penney Co., Inc., 6.38%, 10/15/2036	5.00	Quarterly	06/20/2022	12.95	USD 110,000	$12,116	$13,348	$25,464
Sears Roebuck Acceptance Corp., 6.50%, 12/01/2028	5.00	Quarterly	06/20/2019	54.20	USD 140,000	44,901	12,885	57,786
Sears Roebuck Acceptance Corp., 6.50%, 12/01/2028	5.00	Quarterly	06/20/2019	54.20	USD 130,000	45,432	8,227	53,659

						102,449	34,460	136,909

CDX.NA.IG.29-V1	1.00	Quarterly	12/20/2022	0.52	USD 268,000	(5,639)	(837)	(6,476)

						96,810	33,623	130,433

(1)	—	The Fund, as a buyer of credit protection, is generally obligated to make periodic payments and may also pay or receive an upfront premium to or from the protection seller, in exchange for the right to receive a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
(2)	—	The Fund, as a seller of credit protection, receives periodic payments and may also receive or pay an upfront premium from or to the protection buyer, and is obligated to make a contingent payment, upon occurrence of a credit event with respect to an underlying reference obligation, as defined under the terms of individual swap contracts.
(3)	—	Implied credit spreads are an indication of the seller’s performance risk, related to the likelihood of a credit event occurring that would require a seller to make payment to a buyer. Implied credit spreads are used to determine the value of swap contracts and reflect the cost of buying/selling protection, which may include upfront payments made to enter into the contract. Therefore, higher spreads would indicate a greater likelihood that a seller will be obligated to perform (i.e. make payment) under the swap contract. Increasing values, in absolute terms and relative to notional amounts, are also indicative of greater performance risk. Implied credit spreads for credit default swaps on credit indices are linked to the weighted average spread across the underlying reference obligations included in a particular index.
(4)	—	The notional amount is the maximum amount that a seller of credit protection would be obligated to pay and a buyer of credit protection would receive, upon occurrence of a credit event.
(5)	—	Upfront payments and receipts generally represent premiums paid or received at the initiation of the agreement to compensate the differences between the stated terms of the swap agreement and current market conditions (credit spreads, interest rates and other relevant factors).

OTC Total return swap contracts outstanding as of October 31, 2017:
REFERENCE ENTITY	PAYMENTS MADE BY FUND	PAYMENTS RECEIVED BY FUND	FREQUENCY OF PAYMENTS MADE/ RECEIVED	COUNTERPARTY	MATURITY DATE	NOTIONAL AMOUNT	UPFRONT PAYMENTS (RECEIPTS)	UNREALIZED APPRECIATION (DEPRECIATION)	VALUE
Media Gen, Inc., CVR (bb)	Total appreciation of the position at maturity	Total depreciation of the position at maturity	At Termination	Deutsche Bank AG	11/16/2017	USD 1,906	—	93	93

iBoxx USD Liquid High Yield Index	Increases in total return of index	3 months USD LIBOR and decreases in total return of index	Quarterly	Morgan Stanley	12/20/2017	USD 1,630,000	2,147	(20,380)	(18,233)

							2,147	(20,287)	(18,140)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	25

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

Total Return Basket Swaps Outstanding at October 31, 2017
COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one day FEDEF on short positions, plus or minus a specified spread (rates range from (6.66)% to (0.35)%), which is denominated in USD based on the local currencies of the positions within the swaps.	03/08/2019	$(4,691,764)	$(29,483)	$(123,597)	$(153,080)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Exchange Traded Funds
Equity Funds
iShares Russell 2000 Fund	(4,400)	(656,744)	(88)	0.0	(g)
PowerShares QQQ Trust	(4,650)	(707,497)	(15,345)	0.0	(g)

Total Exchange Traded Funds	(9,050)	(1,364,241)	(15,433)	0.0	(g)

Common Stocks
Consumer Discretionary
Media
Omnicom Group, Inc.	(4,583)	(307,932)	30,889	0.0	(g)

Information Technology
Communications Equipment
ARRIS International plc (a)	(4,798)	(136,743)	(4,798)	0.0	(g)
CommScope Holding Co., Inc. (a)	(8,014)	(257,570)	(2,084)	0.0	(g)
InterDigital, Inc.	(1,794)	(131,590)	2,153	0.0	(g)
NetScout Systems, Inc. (a)	(9,395)	(266,818)	30,030	0.0	(g)

	(24,001)	(792,721)	25,301	0.0	(g)

Electronic Equipment, Instruments & Components
Knowles Corp. (a)	(7,601)	(125,873)	(8,513)	0.0	(g)

Internet Software & Services
ANGI Homeservices, Inc. (a)	(50,937)	(636,712)	(33,109)	0.0	(g)
Match Group, Inc. (a)	(28,240)	(755,138)	(31,629)	0.0	(g)

	(79,177)	(1,391,850)	(64,738)	0.0	(g)

Software
Snap, Inc. (a)	(18,693)	(286,751)	13,646	0.0	(g)
Ultimate Software Group, Inc. (The) (a)	(836)	(169,365)	(6,805)	0.0	(g)

	(19,529)	(456,116)	6,841	0.0	(g)

Technology Hardware, Storage & Peripherals
Logitech International SA (Registered)	(7,062)	(253,031)	(3,830)	0.0	(g)

Total Information Technology	(137,370)	(3,019,591)	(44,939)	0.0	(g)

Total Common Stocks	(141,953)	(3,327,523)	(14,050)	0.0	(g)

Total Short Positions of Total Return Basket Swap	(151,003)	(4,691,764)	(29,483)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

26	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month EURIBOR on long positions and one day EONIA on short positions respectively, plus or minus a specified spread (rates range from (0.52)% to 0.90%), which is denominated in EUR based on the local currencies of the positions within the swaps.	03/11/2019	$186,973	$39,419	$(11,203)	$28,216

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Information Technology
IT Services
Wirecard AG	5,924	588,550	23,197	0.0	(g)

Short Positions
Common Stocks
Consumer Discretionary
Media
SES SA	(7,177)	(116,727)	20,196	0.0	(g)

Consumer Staples
Food & Staples Retailing
Koninklijke Ahold Delhaize NV	(15,137)	(284,850)	(3,974)	0.0	(g)

Total Common Stocks	(22,314)	(401,577)	16,222	0.0	(g)

Total Short Positions of Total Return Basket Swap	(22,314)	(401,577)	16,222	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	(16,390)	186,973	39,419	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of short equity positions and pays or receives the net of one week CIBOR on short positions, plus or minus a specified spread of (0.50)%, which is denominated in DKK based on the local currencies of the positions within the swaps.	05/29/2019	$(187,343)	$(6,796)	$(133)	$(6,929)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions

Common Stocks
Consumer Discretionary
Textiles, Apparel & Luxury Goods
Pandora A/S	(1,984)	(187,343)	(6,796)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	27

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.45)% to 0.45%), which is denominated in GBP based on the local currencies of the positions within the swaps.	07/24/2018	$916,901	$(35,439)	$26,444	$(8,995)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Media
ITV plc	163,138	356,605	(22,178)	0.0	(g)

Specialty Retail
Sports Direct International plc (a)	33,969	178,410	3,341	0.0	(g)

Textiles, Apparel & Luxury Goods
Burberry Group plc	22,128	558,896	(1,002)	0.0	(g)

Total Consumer Discretionary	219,235	1,093,911	(19,839)	0.0	(g)

Financials
Banks
Barclays plc	142,957	352,777	(18,600)	0.0	(g)

Insurance
Admiral Group plc	4,057	103,639	126	0.0	(g)
RSA Insurance Group plc	57,417	479,450	(9,314)	0.0	(g)

	61,474	583,089	(9,188)	0.0	(g)

Total Financials	204,431	935,866	(27,788)	0.0	(g)

Health Care
Health Care Equipment & Supplies
Smith & Nephew plc	2,627	49,549	(273)	0.0	(g)

Industrials
Industrial Conglomerates
Smiths Group plc	23,067	481,314	4,891	0.0	(g)

Total Common Stocks	449,360	2,560,640	(43,009)	0.0	(g)

Total Long Positions of Total Return Basket Swap	449,360	2,560,640	(43,009)	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Multiline Retail
Marks & Spencer Group plc	(212,416)	(970,824)	7,876	0.0	(g)

Specialty Retail
JD Sports Fashion plc	(31,540)	(149,798)	(8,154)	0.0	(g)

Total Consumer Discretionary	(243,956)	(1,120,622)	(278)	0.0	(g)

Health Care
Pharmaceuticals
GlaxoSmithKline plc	(9,701)	(174,107)	22,073	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

28	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Industrials
Trading Companies & Distributors
Bunzl plc	(11,204)	(349,010)	(14,225)	0.0	(g)

Total Common Stocks	(264,861)	(1,643,739)	7,570	0.0	(g)

Total Short Positions of Total Return Basket Swap	(264,861)	(1,643,739)	7,570	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	184,499	916,901	(35,439)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.45)% to 0.45%), which is denominated in EUR based on the local currencies of the positions within the swaps.	06/13/2018 — 07/24/2018	$1,172,662	$(141,031)	$(89,283)	$(230,314)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Media
JCDecaux SA	2,223	85,039	944	0.0	(g)
Publicis Groupe SA	3,456	224,961	(7,784)	0.0	(g)

Total Consumer Discretionary	5,679	310,000	(6,840)	0.0	(g)

Consumer Staples
Food Products
Danone SA	14,399	1,176,847	(2,417)	0.0	(g)

Financials
Banks
BNP Paribas SA	12,515	976,790	(15,300)	0.0	(g)
Societe Generale SA	14,205	790,573	(13,961)	0.0	(g)

	26,720	1,767,363	(29,261)	0.0	(g)

Capital Markets
Anima Holding SpA	5,511	41,904	501	0.0	(g)

Total Financials	32,231	1,809,267	(28,760)	0.0	(g)

Industrials
Airlines
Ryanair Holdings plc (a)	50,889	1,001,775	38,615	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	29

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Telecommunication Services
Diversified Telecommunication Services
Iliad SA	3,561	888,893	23,583	0.0	(g)

Total Common Stocks	106,759	5,186,782	24,181	0.0	(g)

Total Long Positions of Total Return Basket Swap	106,759	5,186,782	24,181	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Textiles, Apparel & Luxury Goods
adidas AG	(2,508)	(558,239)	(11,178)	0.0	(g)
Kering	(1,001)	(459,064)	(40,773)	0.0	(g)
LVMH Moet Hennessy Louis Vuitton SE	(2,369)	(706,586)	(50,917)	0.0	(g)

Total Consumer Discretionary	(5,878)	(1,723,889)	(102,868)	(0.0	)(g)

Consumer Staples
Food & Staples Retailing
Koninklijke Ahold Delhaize NV	(17,575)	(330,729)	3,473	0.0	(g)

Personal Products
Unilever NV	(9,422)	(547,324)	(22,759)	0.0	(g)

Total Consumer Staples	(26,997)	(878,053)	(19,286)	0.0	(g)

Energy
Oil, Gas & Consumable Fuels
Eni SpA	(16,213)	(265,051)	(3,478)	0.0	(g)

Industrials
Airlines
Deutsche Lufthansa AG (Registered)	(11,862)	(381,101)	(25,968)	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Deutsche Telekom AG (Registered)	(18,787)	(340,182)	(3,034)	0.0	(g)
Orange SA	(18,341)	(301,300)	(9,636)	0.0	(g)

Total Telecommunication Services	(37,128)	(641,482)	(12,670)	0.0	(g)

Utilities
Electric Utilities
Electricite de France SA	(9,516)	(124,544)	(942)	0.0	(g)

Total Common Stocks	(107,594)	(4,014,120)	(165,212)	(0.0	)(g)

Total Short Positions of Total Return Basket Swap	(107,594)	(4,014,120)	(165,212)	(0.0	)(g)

Total of Long and Short Positions of Total Return Basket Swaps	(835)	1,172,662	(141,031)	(0.0	)(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

30	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Deutsche Bank AG	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month LIBOR on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.45)% to 0.45%), which is denominated in CHF based on the local currencies of the positions within the swaps.	07/24/2018	$2,137,863	$(27,733)	$(118)	$(27,851)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Staples
Food Products
Nestle SA (Registered)	13,944	1,173,228	6,620	0.0	(g)

Materials
Construction Materials
LafargeHolcim Ltd. (Registered) (a)	25,651	1,448,381	(25,065)	0.0	(g)

Total Common Stocks	39,595	2,621,609	(18,445)	0.0	(g)

Total Long Positions of Total Return Basket Swap	39,595	2,621,609	(18,445)	0.0	(g)

Short Positions

Common Stocks
Health Care
Pharmaceuticals
Roche Holding AG	(460)	(106,320)	1,775	0.0	(g)

Materials
Chemicals
Givaudan SA (Registered)	(169)	(377,426)	(11,063)	0.0	(g)

Total Common Stocks	(629)	(483,746)	(9,288)	0.0	(g)

Total Short Positions of Total Return Basket Swap	(629)	(483,746)	(9,288)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	38,966	2,137,863	(27,733)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day SONIA on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.35)% to 0.65%), which is denominated in GBP based on the local currencies of the positions within the swaps.	11/07/2018 — 09/02/2019	$1,833,236	$(15,964)	$(3,103)	$(19,067)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	31

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Auto Components
GKN plc	31,856	134,268	(10,604)	0.0	(g)

Hotels, Restaurants & Leisure
Ladbrokes Coral Group plc	28,515	48,249	(853)	0.0	(g)

Media
Sky plc	37,190	465,777	4,172	0.0	(g)

Total Consumer Discretionary	97,561	648,294	(7,285)	0.0	(g)

Consumer Staples
Food & Staples Retailing
Booker Group plc	316,127	844,766	4,709	0.0	(g)

Information Technology
IT Services
Paysafe Group plc (a)	67,791	527,615	2,147	0.0	(g)
Worldpay Group plc	77,190	416,102	(2,531)	0.0	(g)

Total Information Technology	144,981	943,717	(384)	0.0	(g)

Telecommunication Services
Wireless Telecommunication Services
Vodafone Group plc	149,939	428,876	(12,019)	0.0	(g)

Total Common Stocks	708,608	2,865,653	(14,979)	0.0	(g)

Total Long Positions of Total Return Basket Swap	708,608	2,865,653	(14,979)	0.0	(g)

Short Positions

Common Stocks
Consumer Staples
Food & Staples Retailing
Tesco plc	(272,478)	(656,560)	(1,338)	0.0	(g)

Information Technology
IT Services
Vantiv, Inc. (a)	(4,793)	(335,510)	4,400	0.0	(g)

Materials
Chemicals
Croda International plc	(726)	(40,347)	(4,047)	0.0	(g)

Total Common Stocks	(277,997)	(1,032,417)	(985)	0.0	(g)

Total Short Positions of Total Return Basket Swap	(277,997)	(1,032,417)	(985)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	430,611	1,833,236	(15,964)	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day FEDEF on long positions and short positions respectively, plus or minus a specified spread (rates range from (2.41)% to 0.40%), which is denominated in USD based on the local currencies of the positions within the swaps.	08/08/2018 — 05/16/2019	$1,101,436	$11,092	$372,628	$383,720

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

32	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Media
Tribune Media Co.	13,398	548,380	10,660	0.0	(g)

Health Care
Health Care Equipment & Supplies
CR Bard, Inc.	406	132,790	2,542	0.0	(g)

Industrials
Aerospace & Defense
Rockwell Collins, Inc.	2,606	353,374	12,978	0.0	(g)

Information Technology
Internet Software & Services
Altaba, Inc. (a)	21,906	1,536,049	—	0.0	(g)

Telecommunication Services
Diversified Telecommunication Services
Level 3 Communications, Inc. (a)	2,109	113,106	(1,687)	0.0	(g)

Utilities
Electric Utilities
FirstEnergy Corp.	6,226	205,147	—	0.0	(g)

Total Common Stocks	46,651	2,888,846	24,493	0.0	(g)

Total Long Positions of Total Return Basket Swap	46,651	2,888,846	24,493	0.0	(g)

Short Positions

Exchange Traded Fund
Equity Funds
Utilities Select Sector SPDR Fund	(2,802)	(154,446)	(3,026)	0.0	(g)

Common Stocks
Consumer Discretionary
Media
Sinclair Broadcast Group, Inc.	(3,079)	(97,604)	(5,584)	0.0	(g)

Health Care
Health Care Equipment & Supplies
Becton Dickinson and Co.	(206)	(42,986)	(1,901)	0.0	(g)

Pharmaceuticals
Akorn, Inc. (a)	(6,476)	(210,923)	2,711	0.0	(g)

Total Health Care	(6,682)	(253,909)	810	0.0	(g)

Industrials
Aerospace & Defense
United Technologies Corp.	(694)	(83,113)	(4,759)	0.0	(g)

Information Technology
Internet Software & Services
Alibaba Group Holding Ltd. (a)	(5,650)	(1,044,629)	—	0.0	(g)

Materials
Chemicals
Ashland Global Holdings, Inc.	(477)	(32,426)	(1,564)	0.0	(g)
Celanese Corp.	(306)	(31,919)	(105)	0.0	(g)
Eastman Chemical Co.	(354)	(32,147)	(1,373)	0.0	(g)

Total Materials	(1,137)	(96,492)	(3,042)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	33

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Short Positions — continued

Common Stocks — continued
Telecommunication Services
Diversified Telecommunication Services
CenturyLink, Inc.	(3,013)	(57,217)	2,200	0.0	(g)

Total Common Stocks	(20,255)	(1,632,964)	(10,375)	0.0	(g)

Total Short Positions of Total Return Basket Swap	(23,057)	(1,787,410)	(13,401)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	23,594	1,101,436	11,092	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day EONIA on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.50)% to 0.65%), which is denominated in EUR based on the local currencies of the positions within the swaps.	11/07/2018 — 09/02/2019	$3,408,426	$154,671	$6,962	$161,633

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Media
Vivendi SA	9,458	234,859	21,362	0.0	(g)

Specialty Retail
CECONOMY AG	34,294	447,637	80,836	0.0	(g)

Textiles, Apparel & Luxury Goods
Christian Dior SE	663	227,566	25,972	0.0	(g)

Total Consumer Discretionary	44,415	910,062	128,170	0.0	(g)

Health Care
Health Care Providers & Services
McKesson Europe AG	27,427	834,011	(1,451)	0.0	(g)

Industrials
Transportation Infrastructure
Abertis Infraestructuras SA	41,410	895,650	67,694	0.0	(g)

Materials
Chemicals
Akzo Nobel NV	4,866	439,307	4,021	0.0	(g)

Metals & Mining
thyssenkrupp AG	10,716	287,469	(16,898)	0.0	(g)

Total Materials	15,582	726,776	(12,877)	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

34	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions — continued

Common Stocks — continued
Utilities
Independent Power and Renewable Electricity Producers
EDP Renovaveis SA	26,477	218,976	7,095	0.0	(g)
Uniper SE	5,150	144,708	656	0.0	(g)

Total Utilities	31,627	363,684	7,751	0.0	(g)

Total Common Stocks	160,461	3,730,183	189,287	0.0	(g)

Total Long Positions of Total Return Basket Swap	160,461	3,730,183	189,287	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Textiles, Apparel & Luxury Goods
LVMH Moet Hennessy Louis Vuitton SE	(764)	(227,873)	(30,278)	0.0	(g)

Materials
Chemicals
BASF SE	(292)	(31,931)	(2,097)	0.0	(g)
Evonik Industries AG	(870)	(31,647)	(1,638)	0.0	(g)
Solvay SA	(204)	(30,306)	(603)	0.0	(g)

Total Materials	(1,366)	(93,884)	(4,338)	0.0	(g)

Total Common Stocks	(2,130)	(321,757)	(34,616)	0.0	(g)

Total Short Positions of Total Return Basket Swap	(2,130)	(321,757)	(34,616)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	158,331	3,408,426	154,671	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month HIBOR on long positions, plus or minus a specified spread of 0.65%, which is denominated in HKD based on the local currencies of the positions within the swaps.	01/11/2019	$176,889	$490	$(165)	$325

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Materials
Construction Materials
TCC International Holdings Ltd. (bb)	383,329	176,889	490	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	35

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one month BBSW on long positions and one day RBACR on short positions respectively, plus or minus a specified spread (rates range from (0.70)% to 0.55%), which is denominated in AUD based on the local currencies of the positions within the swaps.	04/29/2019 — 09/02/2019	$298,616	$1,631	$(385)	$1,246

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Tatts Group Ltd.	107,082	342,303	5,472	0.0	(g)

Short Positions

Common Stocks
Consumer Discretionary
Hotels, Restaurants & Leisure
Tabcorp Holdings Ltd.	(12,697)	(43,687)	(3,841)	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	94,385	298,616	1,631	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one day TOIS on long positions, plus or minus a specified spread of 0.65%, which is denominated in CHF based on the local currencies of the positions within the swaps.	09/20/2019	$422,208	$22,679	$(316)	$22,363

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Materials
Chemicals
Clariant AG (Registered)	16,781	422,208	22,679	0.0	(g)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

36	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month LIBOR on long positions, plus or minus a specified spread of 0.55%, which is denominated in JPY based on the local currencies of the positions within the swaps.	09/20/2019	$88,800	$2,610	$(113)	$2,497

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Industrials
Industrial Conglomerates
Toshiba Corp.	30,690	88,800	2,610	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one month SIBOR on long positions, plus or minus a specified spread of 0.65%, which is denominated in SGD based on the local currencies of the positions within the swaps.	01/10/2019	$1,455,464	$26,348	$(1,725)	$24,623

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Real Estate
Real Estate Management & Development
Global Logistic Properties Ltd.	597,512	1,455,464	26,348	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one week CIBOR on long positions, plus or minus a specified spread of 0.65%, which is denominated in DKK based on the local currencies of the positions within the swaps.	09/19/2019	$270,861	$532	$(31)	$501

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	37

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Information Technology
IT Services
Nets A/S (a)	10,609	270,861	532	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long positions and pays or receives the net of one day MUTSC on long positions, plus or minus a specified spread of 0.40%, which is denominated in JPY based on the local currencies of the positions within the swaps.	09/02/2019	$492,954	$3,212	$—	$3,212

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Industrials
Construction & Engineering
Taisei Corp.	2,162	119,790	571	0.0	(g)

Machinery
Komatsu Ltd.	4,185	136,748	677	0.0	(g)
Mitsubishi Heavy Industries Ltd.	2,413	94,413	635	0.0	(g)

	6,598	231,161	1,312	0.0	(g)

Total Industrials	8,760	350,951	1,883	0.0	(g)

Information Technology
Electronic Equipment, Instruments & Components
Hitachi Ltd.	17,832	142,003	1,329	0.0	(g)

Total Common Stocks	26,592	492,954	3,212	0.0	(g)

Total Long Positions of Total Return Basket Swap	26,592	492,954	3,212	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long equity positions and pays or receives the net of one day FEDEF on long positions, plus or minus a specified spread of 0.55%, which is denominated in USD based on the local currencies of the positions within the swaps.	05/02/2018	$173,966	$0	$—	$0

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

38	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stocks
Consumer Staples
Food Products
JBS SA	75,690	173,966	0	0.0	(g)

COUNTERPARTY	DESCRIPTION	TERMINATION DATE	NOTIONAL VALUE (1)	NET UNREALIZED APPRECIATION (DEPRECIATION) (2)	NET CASH AND OTHER RECEIVABLES (PAYABLES)	VALUE
Morgan Stanley Capital Services	The Fund receives the total return on a portfolio of long and short equity positions and pays or receives the net of one day FEDEF on long positions and short positions respectively, plus or minus a specified spread (rates range from (0.35)% to 2.50%), which is denominated in USD based on the local currencies of the positions within the swaps.	08/01/2022	$237,623	$—	$—	$—

REFERENCE ENTITY	SHARES	NOTIONAL VALUE($) (1)	NET UNREALIZED APPRECIATION (DEPRECIATION)($) (2)	PERCENTAGE OF NET ASSETS(%)
Long Positions

Common Stock
Information Technology
Internet Software & Services
Altaba, Inc. (a)	18,392	1,289,647	—	0.0	(g)

Short Positions

Common Stock
Information Technology
Internet Software & Services
Alibaba Group Holding Ltd. (a)	(5,690)	(1,052,024)	—	0.0	(g)

Total of Long and Short Positions of Total Return Basket Swaps	12,702	237,623	—	0.0	(g)

The following reference rates, and their values as of period-end, are used for security descriptions:

VALUE
BBSW	1.69%
CIBOR	0.36%
EONIA	0.35%
EURIBOR	0.37%
FEDEF	1.07%
HIBOR	0.77%
LIBOR	1.38%
MUTSC	0.46%
RBACR	1.50%
SIBOR	1.13%
SONIA	0.21%
TOIS	0.54%

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	39

JPMorgan Multi-Manager Alternatives Fund

ADDITIONAL INFORMATION-TOTAL RETURN BASKET SWAPS

AS OF OCTOBER 31, 2017 (continued)

Summary of total swap contracts outstanding as of October 31, 2017:
	NET UPFRONT PAYMENTS (RECEIPTS)	VALUE
Assets
OTC Credit default swap contracts outstanding — buy protection	$28,809	$33,695
OTC Total return swap contracts outstanding	2,147	93
OTC Total return basket swaps contracts outstanding	—	628,336

Total OTC swap contracts outstanding	30,956	662,124

Liabilities
OTC Credit default swap contracts outstanding — sell protection	(1,187,288)	(1,128,803)
OTC Total return swap contracts outstanding	—	(18,233)
OTC Total return basket swaps contracts outstanding	—	(446,236)

Total OTC swap contracts outstanding	(1,187,288)	(1,593,272)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

40	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

JPMorgan Multi-Manager Alternatives Fund

NOTES TO CONSOLIDATED SCHEDULE OF PORTFOLIO INVESTMENTS

AS OF OCTOBER 31, 2017

ADR	— American Depository Receipt
AUD	— Australian Dollar
BBSW	— ASX Australia Bank Bill Short Term Rates
Brent	— Broom, Rannoch, Etieve, Ness, Tarbat
CAC	— Continuous Assisted Quotation
CAD	— Canadian Dollar
CBOT	— Chicago Board of Trade
CHF	— Swiss Franc
CIBOR	— Copenhagen Interbank Offered Rates
CVR	— Contingent Value Rights
DAX	— Deutscher Aktien Index
DJIA	— Dow Jones Industrial Average
DKK	— Danish Krone
EAFE	— Europe, Australasia, and Far East
EONIA	— Euro Over Night Index Average
ETF	— Exchange Traded Fund
EUR	— Euro
EURIBOR	— Euro Interbank Offered Rate
FEDEF	— US Federal Fund Effective Rate (Continuous Series)
FHLMC	— Federal Home Loan Mortgage Corp.
FNMA	— Federal National Mortgage Association
FTSE	— Financial Times and the London Stock Exchange
GBP	— British Pound
GNMA	— Government National Mortgage Association
HIBOR	— Hong Kong Interbank Offered Rate
HKD	— Hong Kong Dollar
ICE	— Intercontinental Exchange
IF

—  Inverse Floaters represent securities that pay interest at a rate that increases (decreases) with a decline (incline) in a specified index. The interest rate shown is the rate in effect as of October 31, 2017. The rate may be subject to a cap and floor.

IO

—  Interest Only represents the right to receive the monthly interest payments on an underlying pool of mortgage loans. The principal amount shown represents the par value on the underlying pool. The yields on these securities are subject to accelerated principal paydowns as a result of prepayment or refinancing of the underlying pool of mortgage instruments. As a result, interest income may be reduced considerably.

JPY	— Japanese Yen
LIBOR	— London Interbank Offered Rate
LME	— London Metal Exchange
MSCI	— Morgan Stanley Capital International
MUTSC	— Bank of Japan Estimate Unsecured Overnight Call Rate
MXN	— Mexican Peso
NOK	— Norwegian Krone
NASDAQ	— National Assosiation of Securities Dealers Automated Quotation
NZD	— New Zealand Dollar
RBACR	— RBA Interbank Overnight Call Rate
RBOB	— Reformulated gasoline blendstock for oxygen blending
Reg. S

—  Security was purchased pursuant to Regulation S under the Securities Act of 1933, as amended (the “Securities Act”), which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act, or pursuant to an exemption from registration.

REMIC	— Real Estate Mortgage Investment Conduit
SEK	— Swedish Krona
SGD	— Singapore Dollar

SIBOR	— Singapore Interbank Offered Rate
SONIA	— Sterling Overnight Index Average
SPDR	— Standard & Poor’s Depositary Receipts
STRIPS

—  Separate Trading of Registered Interest and Principal of Securities. The STRIPS Program lets investors hold and trade individual interest and principal components of eligible notes and bonds as separate securities.

SUB	— Step-Up Bond. The interest rate shown is the rate in effect as of October 31, 2017.
TOIS	— Tom Next Offered Indexed Swaps
TOPIX	— Tokyo Stock Price Index
ULSD	— Ultra Low Sulfur Diesel
USD	— United States Dollar

(a)	— Non-income producing security.
(b)	— Investment in affiliate. Money market fund is registered under the Investment Company Act of 1940, as amended, and advised by J.P. Morgan Investment Management Inc.
(d)	— Defaulted Security. Security has not paid its last interest payment and/or interest is not being accrued.
(e)

—  Security is exempt from registration under Rule 144A of the Securities Act. Unless otherwise indicated, this security has been determined to be liquid under procedures established by the Board of Trustees and may be resold in transactions exempt from registration, normally to qualified institutional buyers.

(g)	— Amount rounds to less than 0.05%.
(l)	— The rate shown is the current yield as of October 31, 2017.
(m)	— All or a portion of this security is pledged for holdings of short sales, futures, swaps, options and/or forward foreign currency exchange contracts.
(z)

—  Variable or floating rate security, the interest rate of which adjusts periodically based on changes in current interest rates and prepayments on the underlying pool of assets. The interest rate shown is the current rate as of October 31, 2017.

(aa)	— Variable or floating rate security, linked to the referenced benchmark. The interest rate shown is the current rate as of October 31, 2017.
(bb)	— Security has been valued using significant unobservable inputs.
(cc)	— Loan assignments are presented by obligor. Each series or loan tranche underlying each obligor may have varying terms.
^	— All or a portion of the security is unsettled as of October 31, 2017. Unless otherwise indicated, the coupon rate is undetermined. The coupon rate shown may not be accrued for the entire position.
(1)	— Notional value represents market value, as of October 31, 2017, of these positions based on the securities’ last sale or closing price on the principal exchange on which the securities are traded.
(2)	— Unrealized appreciation (depreciation) represents the unrealized gain(loss) of the positions subsequent to the swap reset.

    Detailed information about investment portfolios of the underlying funds can be found in shareholder reports filed with the Securities and Exchange Commission (SEC) by each such underlying fund semi-annually on Form N-CSR and in certified portfolio holdings filed quarterly on Form N-Q, and are available for download from both the SEC’s as well as each respective underlying fund’s website. Detailed information about underlying J.P. Morgan Funds can also be found at www.jpmorganfunds.com or by calling 1-800-480-4111.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	41

CONSOLIDATED STATEMENT OF ASSETS AND LIABILITIES

AS OF OCTOBER 31, 2017

Multi-Manager Alternatives Fund
ASSETS:
Investments in non-affiliates, at value	$137,083,965
Investments in affiliates, at value	12,222,478
Options purchased, at value	2,332,654
Restricted cash for OTC derivatives	22,197,380
Cash	31,730,960
Foreign currency, at value	1,627,524
Deposits at broker for securities sold short	58,825,569
Receivables:
Investment securities sold	11,667,678
Fund shares sold	83,064
Interest from non-affiliates	466,521
Dividends from affiliates	9,863
Tax reclaims	19,035
Variation margin on futures contracts	1,742,855
Variation margin on centrally cleared swaps (net upfront payments of $96,810)	83,737
Unrealized appreciation on forward foreign currency exchange contracts	400,800
Outstanding OTC swap contracts, at value (net upfront payments of $30,956)	662,124
Due from counterparty for swap contracts	212,023

Total Assets	281,368,230

LIABILITIES:
Payables:
Foreign currency due to broker, at value	2,076,069
Securities sold short, at value	56,554,984
Dividend expense to non-affiliates on securities sold short	25,725
Investment securities purchased	12,243,630
Interest expense to non-affiliates on securities sold short	4,304
Fund shares redeemed	8,007,834
Unrealized depreciation on forward foreign currency exchange contracts	637,336
Outstanding options written, at fair value	878,235
Outstanding OTC swap contracts, at value (net upfront receipts of $1,187,288)	1,593,272
Accrued liabilities:
Investment advisory fees	126,576
Administration fees	1,062
Distribution fees	5,731
Service fees	45,350
Custodian and accounting fees	202,613
Collateral management fees	2,411
Other	222,541

Total Liabilities	82,627,673

Net Assets	$198,740,557

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

42	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

Multi-Manager Alternatives Fund
NET ASSETS:
Paid-in-Capital	$188,668,079
Accumulated undistributed (distributions in excess of) net investment income	354,684
Accumulated net realized gains (losses)	(5,650,263)
Net unrealized appreciation (depreciation)	15,368,057

Total Net Assets	$198,740,557

Net Assets:
Class A	$24,046,460
Class C	923,711
Class I (formerly Select Class)	164,225,773
Class R5	906,327
Class R6	8,638,286

Total	$198,740,557

Outstanding units of beneficial interest (shares) ($0.0001 par value; unlimited number of shares authorized):
Class A	1,567,353
Class C	61,100
Class I (formerly Select Class)	10,620,808
Class R5	58,251
Class R6	554,583

Net Asset Value (a):
Class A — Redemption price per share	$15.34
Class C — Offering price per share (b)	15.12
Class I (formerly Select Class) — Offering and redemption price per share	15.46
Class R5 — Offering and redemption price per share	15.56
Class R6 — Offering and redemption price per share	15.58
Class A maximum sales charge	5.25%
Class A maximum public offering price per share [net asset value per share/(100% – maximum sales charge)]	$16.19

Cost of investments in non-affiliates	$120,110,534
Cost of investments in affiliates	12,222,478
Cost of options purchased	2,818,307
Cost of foreign currency	1,617,019
Proceeds from securities sold short	55,029,168
Premiums paid from options written	1,157,016

(a)	Per share amounts may not recalculate due to rounding of net assets and/or shares outstanding.
(b)	Redemption price for Class C Shares varies based upon length of time the shares are held.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	43

CONSOLIDATED STATEMENT OF OPERATIONS

FOR THE YEAR ENDED OCTOBER 31, 2017

Multi-Manager Alternatives Fund
INVESTMENT INCOME:
Interest income from non-affiliates	$2,504,043
Interest income from affiliates	42,732
Dividend income from non-affiliates	2,071,126
Dividend income from affiliates	102,026
Foreign taxes withheld	(33,264)

Total investment income	4,686,663

EXPENSES:
Investment advisory fees	4,842,083
Administration fees	250,788
Distribution fees:
Class A	70,862
Class C	8,180
Service fees:
Class A	70,862
Class C	2,727
Class I (formerly Select Class)	590,733
Class R5	708
Custodian and accounting fees	768,980
Collateral management fees	6,365
Interest expense to non-affiliates	9,097
Interest expense to affiliates	9,259
Professional fees	207,866
Trustees’ and Chief Compliance Officer’s fees	41,720
Printing and mailing costs	95,224
Registration and filing fees	149,403
Transfer agency fees (See Note 2.G.)	5,348
Sub-transfer agency fees (See Note 2.G.)	34,580
Other	59,287
Dividend expense to non-affiliates on securities sold short	1,531,163
Interest expense to non-affiliates on securities sold short	211,463

Total expenses	8,966,698

Less fees waived	(1,654,607)
Less earnings credits	(1,693)
Less expense reimbursements	(463)

Net expenses	7,309,935

Net investment income (loss)	(2,623,272)

REALIZED/UNREALIZED GAINS (LOSSES):
Net realized gain (loss) on transactions from:
Investments in non-affiliates	27,681,936
Investments in affiliates	(1,808,816)
Options Purchased	(3,647,503)
Futures contracts	(1,813,683)
Securities sold short	(17,705,918)
Foreign currency transactions	(60,156)
Forward foreign currency exchange contracts	(794,030)
Options Written	241,651
Swaps	3,125,918

Net realized gain (loss)	5,219,399

Distributions of capital gains received from investment company non-affiliates	7,986
Distributions of capital gains received from investment company affiliates	2

Change in net unrealized appreciation/depreciation on:
Investments in non-affiliates	8,328,183
Investments in affiliates	(1,238)
Options Purchased	378,757
Futures contracts	702,678
Foreign currency translations	(103,386)
Forward foreign currency exchange contracts	(552,226)
Options Written	201,986
Securities sold short	(1,165,943)
Swaps	178,065

Change in net unrealized appreciation/depreciation	7,966,876

Net realized/unrealized gains (losses)	13,194,263

Change in net assets resulting from operations	$10,570,991

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

44	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED

	Multi-Manager Alternatives Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CHANGE IN NET ASSETS RESULTING FROM OPERATIONS:
Net investment income (loss)	$(2,623,272)	$(4,077,606)
Net realized gain (loss)	5,219,399	(809,901)
Distributions of capital gains received from investment company non-affiliates	7,986	4,162
Distributions of capital gains received from investment company affiliates	2	—
Change in net unrealized appreciation/depreciation	7,966,876	2,640,784

Change in net assets resulting from operations	10,570,991	(2,242,561)

DISTRIBUTIONS TO SHAREHOLDERS:
Class A
From net realized gains	—	(838,711)
Class C
From net realized gains	—	(12,860)
Class I (formerly Select Class)
From net realized gains	—	(2,059,380)
Class R5
From net realized gains	—	(7,098)
Class R6
From net realized gains	—	(254,974)

Total distributions to shareholders	—	(3,173,023)

CAPITAL TRANSACTIONS:
Change in net assets resulting from capital transactions	(149,854,149)	130,220,545

NET ASSETS:
Change in net assets	(139,283,158)	124,804,961
Beginning of period	338,023,715	213,218,754

End of period	$198,740,557	$338,023,715

Accumulated undistributed (distributions in excess of) net investment income	$354,684	$(672,109)

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	45

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

FOR THE PERIODS INDICATED (continued)

	Multi-Manager Alternatives Fund
	Year Ended October 31, 2017	Year Ended October 31, 2016
CAPITAL TRANSACTIONS:
Class A
Proceeds from shares issued	$5,109,723	$24,363,673
Distributions reinvested	—	838,496
Cost of shares redeemed	(18,047,684)	(45,298,416)

Change in net assets resulting from Class A capital transactions	$(12,937,961)	$(20,096,247)

Class C
Proceeds from shares issued	$8,385	$677,594
Distributions reinvested	—	12,234
Cost of shares redeemed	(296,225)	(314,408)

Change in net assets resulting from Class C capital transactions	$(287,840)	$375,420

Class I (formerly Select Class)
Proceeds from shares issued	$51,294,642	$190,485,099
Distributions reinvested	—	1,927,752
Cost of shares redeemed	(176,357,626)	(44,405,865)

Change in net assets resulting from Class I capital transactions	$(125,062,984)	$148,006,986

Class R5
Proceeds from shares issued	$141	$364,274
Distributions reinvested	—	7,098

Change in net assets resulting from Class R5 capital transactions	$141	$371,372

Class R6
Proceeds from shares issued	$128,527	$1,870,061
Distributions reinvested	—	254,974
Cost of shares redeemed	(11,694,032)	(562,021)

Change in net assets resulting from Class R6 capital transactions	$(11,565,505)	$1,563,014

Total change in net assets resulting from capital transactions	$(149,854,149)	$130,220,545

SHARE TRANSACTIONS:
Class A
Issued	338,011	1,626,299
Reinvested	—	56,237
Redeemed	(1,195,934)	(3,030,823)

Change in Class A Shares	(857,923)	(1,348,287)

Class C
Issued	552	45,768
Reinvested	—	825
Redeemed	(19,701)	(21,169)

Change in Class C Shares	(19,149)	25,424

Class I (formerly Select Class)
Issued	3,391,181	12,734,779
Reinvested	—	128,860
Redeemed	(11,572,150)	(2,967,499)

Change in Class I Shares	(8,180,969)	9,896,140

Class R5
Issued	—	24,444
Reinvested	—	474

Change in Class R5 Shares	—	24,918

Class R6
Issued	8,237	125,221
Reinvested	—	16,998
Redeemed	(755,796)	(37,418)

Change in Class R6 Shares	(747,559)	104,801

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

46	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

THIS PAGE IS INTENTIONALLY LEFT BLANK

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	47

FINANCIAL HIGHLIGHTS

FOR THE PERIODS INDICATED

		Per share operating performance
		Investment operations				Distributions
	Net asset value, beginning of period	Net investment income (loss) (b)(c)		Net realized and unrealized gains (losses) on investments	Total from investment operations	Net realized gain
Multi-Manager Alternatives Fund
Class A
Year Ended October 31, 2017	$14.84	$(0.18)		$0.68	$0.50	$—
Year Ended October 31, 2016	15.23	(0.24)		0.06	(0.18)	(0.21)
November 3, 2014 (j) through October 31, 2015	15.00	(0.11	)(k)	0.34	0.23	—

Class C
Year Ended October 31, 2017	14.69	(0.25)		0.68	0.43	—
Year Ended October 31, 2016	15.16	(0.31)		0.05	(0.26)	(0.21)
November 3, 2014 (j) through October 31, 2015	15.00	(0.39	)(k)	0.55	0.16	—

Class I (formerly Select Class)
Year Ended October 31, 2017	14.92	(0.14)		0.68	0.54	—
Year Ended October 31, 2016	15.27	(0.20)		0.06	(0.14)	(0.21)
November 3, 2014 (j) through October 31, 2015	15.00	(0.28	)(k)	0.55	0.27	—

Class R5
Year Ended October 31, 2017	14.98	(0.11)		0.69	0.58	—
Year Ended October 31, 2016	15.31	(0.17)		0.05	(0.12)	(0.21)
November 3, 2014 through October 31, 2015	15.00	(0.26	)(k)	0.57	0.31	—

Class R6
Year Ended October 31, 2017	14.99	(0.10)		0.69	0.59	—
Year Ended October 31, 2016	15.31	(0.16)		0.05	(0.11)	(0.21)
November 3, 2014 (j) through October 31, 2015	15.00	(0.18	)(k)	0.49	0.31	—

(a)	Annualized for periods less than one year, unless otherwise noted.
(b)	Calculated based upon average shares outstanding.
(c)	Net investment income (loss) is affected by timing of distributions from Underlying Funds.
(d)	Not annualized for periods less than one year.
(e)	Includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset values for financial reporting purposes and the returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.
(f)	The net expenses and expenses without waivers, reimbursements and earnings credits (excluding dividend expense and interest expense for securities sold short) for Class A are 2.21% and 2.82% for the year ended October 31, 2017, 2.17% and 2.84% for the year ended October 31, 2016 and 2.30% and 3.80% for the period ended October 31, 2015, Class C are 2.72% and 3.36% for the year ended October 31, 2017, 2.67% and 3.36% for the year ended October 31, 2016 and 2.81% and 4.17% for the period ended October 31, 2015, Class I are 1.96% and 2.54% for the year ended October 31, 2017, 1.92% and 2.52% for the year ended October 31, 2016 and 2.06% and 3.40% for the period ended October 31, 2015, Class R5 are 1.78% and 2.43% for the year ended October 31, 2017, 1.72% and 2.38% for the year ended October 31, 2016 and 1.85% and 3.21% for the period ended October 31, 2015, and Class R6 are 1.69% and 2.25% for the year ended October 31, 2017, 1.67% and 2.27% for the year ended October 31, 2016 and 1.82% and 3.20% for the period ended October 31, 2015, respectively.
(g)	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
(h)	Does not include expenses of Underlying Funds.
(i)	Includes interest expense of 0.01%.
(j)	Commencement of operations.
(k)	Net investment income (loss) may appear disproportionate among classes due to the timing of recognition of income and changes in the relative size of the classes.
(l)	Certain non-recurring expenses incurred by the Fund were not annualized for the period ended October 31, 2015.

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

48	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

	Ratios/Supplemental data
			Ratios to average net assets (a)
Net asset value, end of period	Total return (excludes sales charge) (d)(e)	Net assets, end of period	Net expenses (including dividend and interest expense for securities sold short) (f)(g)(h)		Net investment income (loss) (c)(g)(h)		Expenses without waivers, reimbursements and earnings credits (including dividend and interest expense for securities sold short) (f)(h)		Portfolio turnover rate (d)	Portfolio turnover rate (including securities sold short) (d)

$15.34	3.37%	$24,046,460	2.82	%(i)	(1.17)%		3.43%		193%	371%
14.84	(1.17)	35,983,688	3.09		(1.71)		3.76		244	453
15.23	1.53	57,491,369	3.15		(0.28	)(k)(l)	4.65	(l)	255	536

15.12	2.93	923,711	3.33	(i)	(1.66)		3.97		193	371
14.69	(1.71)	1,179,133	3.59		(2.10)		4.28		244	453
15.16	1.07	831,392	3.66		(2.59	)(k)(l)	5.02	(l)	255	536

15.46	3.62	164,225,773	2.57	(i)	(0.91)		3.15		193	371
14.92	(0.90)	280,467,491	2.84		(1.29)		3.44		244	453
15.27	1.80	136,048,748	2.91		(1.88	)(k)(l)	4.25	(l)	255	536

15.56	3.87	906,327	2.39	(i)	(0.69)		3.04		193	371
14.98	(0.77)	872,513	2.64		(1.10)		3.30		244	453
15.31	2.07	510,243	2.70		(1.74	)(k)(l)	4.06	(l)	255	536

15.58	3.94	8,638,286	2.30	(i)	(0.66)		2.86		193	371
14.99	(0.70)	19,520,890	2.59		(1.11)		3.19		244	453
15.31	2.07	18,337,002	2.67	(l)	(0.85	)(k)(l)	4.05	(l)	255	536

SEE NOTES TO CONSOLIDATED FINANCIAL STATEMENTS.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	49

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017

1. Organization

JPMorgan Trust III (the “Trust”) was formed on November 14, 2013, as a Delaware statutory trust, pursuant to a Declaration of Trust dated November 13, 2013, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following is a separate fund of the Trust (the “Fund”) covered by this report:

	Classes Offered	Diversified/Non-Diversified
Multi-Manager Alternatives Fund	Class A, Class C, Class I*, Class R5 and Class R6	Non-Diversified**

*	Effective April 3, 2017, Select Class was renamed Class I.
**	Effective November 3, 2017, the Fund changed from Non-Diversified to Diversified.

The Fund commenced investment operations on November 3, 2014. Prior to November 3, 2014, the Fund had no significant operations other than matters relating to the organization and registration of the Trust and the issuance of 1,333 shares each of Class A Shares, Class C Shares, Class R5 Shares and Class R6 Shares and 28,000 shares of Class I Shares to J.P. Morgan Investment Management, Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”). Prior to January 30, 2015, the Fund was not publicly offered for investment.

The investment objective of the Fund is to seek long-term capital appreciation. The Fund seeks to achieve the investment objective by allocating the Fund’s assets primarily among multiple sub-advisers that use a variety of non-traditional or alternative investment strategies and techniques.

Class A Shares generally provide for a front-end sales charge while Class C Shares provide for a contingent deferred sales charge (“CDSC”). No sales charges are assessed with respect to Class I, Class R5 and Class R6 Shares. Certain Class A Shares, for which front-end sales charges have been waived, may be subject to a CDSC as described in the Fund’s prospectus. Beginning on November 14, 2017, Class C Shares automatically convert to Class A Shares after ten years. No CDSC is imposed on Class C Share redemptions of the Fund if the shares were bought with proceeds from the sale of Class C Shares of a J.P. Morgan Fund. All classes of shares have equal rights as to earnings, assets and voting privileges, except that each class may bear different transfer agency, sub-transfer agency (through April 2, 2017), distribution and service fees and each class has exclusive voting rights with respect to its distribution plan and shareholder servicing agreements. Effective April 3, 2017 sub-transfer agency and shareholder servicing fees were consolidated into a single service fee.

JPMIM acts as sub-adviser and Administrator (the “Administrator”) to the Fund.

Basis for Consolidation for the Fund

MMAC Holdings CS Ltd., (the “Subsidiary”), a Cayman Islands exempted company, was incorporated on January 7, 2014 and is a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund in order to effect certain investments on behalf of the Fund consistent with the Fund’s investment objective and policies as described in the Fund’s prospectus. The Consolidated Schedule of Portfolio Investments (“CSOI”) includes positions of the Fund and the Subsidiary. The consolidated financial statements include the accounts of the Fund and the Subsidiary. Subsequent references to the Fund within the Notes to the Consolidated Financial Statements collectively refer to the Fund and the Subsidiary. All significant intercompany balances and transactions have been eliminated in consolidation.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its consolidated financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946 — Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A. Valuation of Investments — The valuation of investments is in accordance with GAAP and the Fund’s valuation policies set forth by and under the supervision and responsibility of the Board of Trustees (the “Board”), which established the following approach to valuation, as described more fully below: (i) investments for which market quotations are readily available shall be valued at such unadjusted quoted prices and (ii) all other investments for which market quotations are not readily available shall be valued at their fair value as determined in good faith by the Board.

The Administrator has established the J.P. Morgan Asset Management Americas Valuation Committee (“AVC”) to assist the Board with the oversight and monitoring of the valuation of the Fund’s investments. The Administrator implements the valuation policies of the Fund’s investments, as directed by the Board. The AVC oversees and carries out the policies for the valuation of investments held in the Fund. This includes monitoring the appropriateness of fair values based on results of ongoing valuation oversight, including but not limited to consideration of macro or security specific events, market events and pricing vendor and broker due diligence. The Administrator is responsible for discussing and assessing the potential impacts to the fair values on an ongoing basis, and at least on a quarterly basis with the AVC and the Board.

Fixed income instruments are valued based on prices received from approved affiliated and unaffiliated pricing vendors or third party broker-dealers (collectively referred to as “Pricing Services”). The Pricing Services use multiple valuation techniques to determine the valuation of fixed income instruments. In instances where sufficient market activity exists, the Pricing Services may utilize a market-based approach through which

50	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

trades or quotes from market makers are used to determine the valuation of these instruments. In instances where sufficient market activity may not exist, the Pricing Services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or market characteristics in order to estimate the relevant cash flows, which are then discounted to calculate the fair values.

Equities and other exchange-traded investments are valued at the last sale price or official market closing price on the primary exchange on which the instrument is traded before the net asset values (“NAV”) of the Fund are calculated on a valuation date. Certain foreign equity instruments, as well as certain derivatives with equity reference obligations, are valued by applying international fair value factors provided by approved Pricing Services. The factors seek to adjust the local closing price for movements of local markets post closing, but prior to the time the NAVs are calculated.

Investments in open-end investment companies excluding exchange-traded funds (“ETFs”) (the “Underlying Funds”) are valued at each Underlying Fund’s NAV per share as of the report date.

Futures and options are generally valued on the basis of available market quotations. Swaps and forward foreign currency exchange contracts are valued utilizing market quotations from approved Pricing Services.

See the tables on “Quantitative Information about Level 3 Fair Value Measurements” for information on the valuation techniques and inputs used to value level 3 securities held by the Fund at October 31, 2017.

Valuations reflected in this report are as of the report date. As a result, changes in valuation due to market events and/or issuer related events after the report date and prior to issuance of the report are not reflected herein.

The various inputs that are used in determining the valuation of the Fund’s investments are summarized into the three broad levels listed below.

•	Level 1 — Unadjusted inputs using quoted prices in active markets for identical investments.
•

Level 2 — Other significant observable inputs including, but not limited to, quoted prices for similar investments, inputs other than quoted prices that are observable for investments (such as interest rates, prepayment speeds, credit risk, etc.) or other market corroborated inputs.

•

Level 3 — Significant inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s assumptions in determining the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input, both individually and in the aggregate, that is significant to the fair value measurement. The inputs or methodology used for valuing instruments are not necessarily an indication of the risk associated with investing in those instruments.

The following table represents each valuation input as presented on the CSOI:

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Investments in Securities
Common Stocks
Consumer Discretionary	$15,225,253	$4,037,502	$—	$19,262,755
Consumer Staples	2,019,619	1,440,042	—	3,459,661
Energy	759,923	—	—	759,923
Financials	2,922,562	1,485,374	—	4,407,936
Health Care	2,101,956	1,450,434	—	3,552,390
Industrials	6,269,206	2,678,440	—	8,947,646
Information Technology	22,742,308	—	—	22,742,308
Materials	8,321,949	1,661,917	—	9,983,866
Real Estate	1,102,002	185,096	—	1,287,098
Telecommunication Services	16,206	440,193	—	456,399
Utilities	425,074	—	—	425,074

Total Common Stocks	61,906,058	13,378,998	—	75,285,056

Convertible Preferred Stocks
Energy	186,679	—	—	186,679
Financials	763,737	524,287	—	1,288,024
Health Care	1,196,471	—	—	1,196,471
Industrials	225,787	—	—	225,787
Information Technology	378,509	342,617	—	721,126
Materials	943,396	—	—	943,396
Telecommunication Services	5,427	—	—	5,427
Utilities	1,015,668	—	—	1,015,668

Total Convertible Preferred Stocks	4,715,674	866,904	—	5,582,578

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	51

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Exchange-Traded Funds	$1,098,480	$—	$—	$1,098,480
Special Purpose Acquisition Companies
Capital Markets	1,294,386	—	—	1,294,386
Closed End Funds	7,238,214	—	—	7,238,214
Debt Securities
Asset-Backed Securities	—	1,121,642	9,538,830	10,660,472
Collateralized Mortgage Obligations	—	7,385,649	—	7,385,649
Commercial Mortgage-Backed Securities	—	2,970,048	1,760,727	4,730,775
Convertible Bonds
Consumer Discretionary	—	2,287,855	—	2,287,855
Energy	—	662,174	—	662,174
Financials	—	152,006	—	152,006
Health Care	—	390,647	—	390,647
Industrials	—	313,381	—	313,381
Information Technology	—	2,344,668	—	2,344,668
Real Estate	—	364,713	—	364,713

Total Convertible Bonds	—	6,515,444	—	6,515,444

Corporate Bonds
Consumer Discretionary	—	2,154,737	—	2,154,737
Consumer Staples	—	374,625	—	374,625
Energy	—	933,673	—	933,673
Financials	—	140,806	—	140,806
Health Care	—	885,244	—	885,244
Industrials	—	565,109	—	565,109
Information Technology	—	1,196,907	—	1,196,907
Materials	—	1,038,119	—	1,038,119
Telecommunication Services	—	1,446,920	—	1,446,920
Utilities	—	1,862,760	—	1,862,760

Total Corporate Bonds	—	10,598,900	—	10,598,900

Foreign Government Security	—	127,740	—	127,740
Loan Assignments
Consumer Discretionary	—	753,808	—	753,808
Energy	—	99,558	—	99,558
Information Technology	—	372,589	—	372,589
Materials	—	66,110	—	66,110
Real Estate	—	67,323	—	67,323
Telecommunication Services	—	263,320	—	263,320

Total Loan Assignments	—	1,622,708	—	1,622,708

Warrants
Consumer Discretionary	341,998	—	—	341,998
Consumer Staples	22,397	—	—	22,397
Financials	1,872,080	2,224,666	—	4,096,746
Health Care	16,633	—	—	16,633
Information Technology	1,087	—	—	1,087
Materials	50,484	414,218	—	464,702

Total Warrants	2,304,679	2,638,884	—	4,943,563

Options Purchased
Call Options Purchased	1,489,526	29,382	—	1,518,908
Put Options Purchased	792,451	21,295	—	813,746

Total Options Purchased	2,281,977	50,677	—	2,332,654

Short-Term Investment
Investment Company	12,222,478	—	—	12,222,478

Total Investments in Securities	$93,061,946	$47,277,594	$11,299,557	$151,639,097

52	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

	Level 1 Quoted prices	Level 2 Other significant observable inputs	Level 3 Significant unobservable inputs	Total
Liabilities
Common Stocks
Consumer Discretionary	$(3,767,086)	$(943,181)	$—	$(4,710,267)
Consumer Staples	(993,777)	—	—	(993,777)
Energy	(702,659)	—	—	(702,659)
Financials	(4,449,846)	(96,629)	—	(4,546,475)
Health Care	(1,121,358)	(245,980)	—	(1,367,338)
Industrials	(2,015,668)	—	—	(2,015,668)
Information Technology	(8,891,653)	—	—	(8,891,653)
Materials	(1,370,028)	—	—	(1,370,028)
Real Estate	(1,061,420)	—	—	(1,061,420)
Telecommunication Services	(663,703)	—	—	(663,703)
Utilities	(706,117)	—	—	(706,117)

Total Common Stocks	(25,743,315)	(1,285,790)	—	(27,029,105)

Exchange Traded Funds	(29,246,169)	—	—	(29,246,169)
Debt Securities
Corporate Bond
Energy	—	(279,710)	—	(279,710)

Total Liabilities for Securities Sold Short	(54,989,484)	(1,565,500)	—	(56,554,984)

Appreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$400,800	$—	$400,800
Futures contracts	390,574	297,268	—	687,842
Swaps	—	370,013	583	370,596

Total Appreciation in Other Financial Instruments	$390,574	$1,068,081	$583	$1,459,238

Depreciation in Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$—	$(637,336)	$—	$(637,336)
Futures contracts	(151,719)	(387,094)	—	(538,813)
Options Written
Call Options Written	(693,615)	(492)	—	(694,107)
Put Options Written	(177,541)	(6,587)	—	(184,128)

Total Options Written	(871,156)	(7,079)	—	(878,235)

Swaps	—	(287,651)	—	(287,651)

Total Depreciation in Other Financial Instruments	$(1,022,875)	$(1,319,160)	$—	$(2,342,035)

Transfers between fair value levels are valued utilizing values as of the beginning of the year.

Transfers from level 1 to level 2 in the amount of $ 1,737,355 are due to applying the fair value factors to certain securities during the year ended October 31, 2017.

The following is a summary of investments for which significant unobservable inputs (level 3) were used in determining fair value:

	Balance as of October 31, 2016	Realized gain (loss)	Change in net unrealized appreciation (depreciation)	Net accretion (amortization)	Purchases[1]	Sales[2]	Transfers into Level 3	Transfers out of Level 3	Balance as of October 31, 2017
Investments in Securities
Asset-Backed Securities	$9,293,799	$434,582	$(135,782)	$46,266	$7,463,501	$(7,563,536)	$—	$—	$9,538,830
Commercial Mortgage-Backed Securities	2,851,129	—	(28,720)	4,680	864,257	(1,930,619)	—	—	1,760,727

Total	$12,144,928	$434,582	$(164,502)	$50,946	$8,327,758	$(9,494,155)	$—	$—	$11,299,557

[1]	Purchases include all purchases of securities and securities received in corporate actions.
[2]	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	53

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

There were no significant transfers between level 2 and level 3 during the year ended October 31, 2017.

The change in net unrealized appreciation (depreciation) attributable to securities owned at October 31, 2017, which were valued using significant unobservable inputs (level 3), was $(164,502). This amount is included in Change in net unrealized appreciation/depreciation of investments in non-affiliates on the Consolidated Statement of Operations (“CSOP”).

Quantitative Information about Level 3 Fair Value Measurements #

	Fair Value at October 31, 2017	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)
	$8,288,414	Discounted Cash Flow	Constant Prepayment Rate	3.00% (3.00%)
			Constant Default Rate	6.01% (6.01%)
			Yield (Discount Rate of Cash Flows)	5.03% (5.03%)
			Discount Margin	2.00% - 3.25% (2.47%)
	247,800	Comparable Transactions	Transaction Price	$84.00 ($84.00)

Asset-Backed Securities	8,536,214

	1,760,727	Discounted Cash Flow	Yield (Discount Rate of Cash Flows)	5.38% - 7.66% (6.50%)

Commercial Mortgage Backed Securities	1,760,727

	490	Merger Terms	Expected Recovery	$3.60 ($3.60)
	93	Pending Distribution	Expected Recovery	$0.049 ($0.049)

Swaps	583

Total	$10,297,524

#	The table above does not include certain level 3 investments that are valued by brokers and pricing services. At October 31, 2017, the value of these investments was $1,002,616. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.A.

The significant unobservable inputs used in the fair value measurement of the Fund’s investments are listed above. Generally, a change in the assumptions used in any input in isolation may be accompanied by a change in another input. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement. Significant increases (decreases) in the yield and default rate may decrease (increase) the fair value measurement. A significant change in the prepayment rate (Constant Prepayment Rate or PSA Prepayment Model) may decrease or increase the fair value measurement.

B. Restricted Securities — Certain securities held by the Fund may be subject to legal or contractual restrictions on resale. Restricted securities generally may be resold in transactions exempt from registration under the Securities Act of 1933 (the “Securities Act”). Disposal of these securities may involve time-consuming negotiations and expense. Prompt sale at the current valuation may be difficult and could adversely affect the net asset value of the Fund.

As of October 31, 2017, the Fund had no investments in restricted securities other than securities sold to the Fund under Rule 144A or Regulation S under the Securities Act.

C. Derivatives — The Fund used derivative instruments including options, futures, forward foreign currency exchange contracts and swaps, in connection with its investment strategy. Derivative instruments may be used as substitutes for securities in which the Fund can invest, to hedge portfolio investments or to generate income or gains to the Fund. Derivatives may also be used to manage duration, sector and yield curve exposures and credit and spread volatility.

The Fund may be subject to various risks from the use of derivatives including the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index; counterparty credit risk related to derivatives counterparties’ failure to perform under contract terms; liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, documentation risk relating to disagreement over contract terms. Investing in certain derivatives also results in a form of leverage and as such, the Fund’s risk of loss associated with these instruments may exceed their value, as recorded on the Consolidated Statement of Assets and Liabilities (“CSAL”).

The Fund is party to various derivative contracts governed by International Swaps and Derivatives Association master agreements (“ISDA agreements”). The Fund’s ISDA agreements, which are separately negotiated with each dealer counterparty, may contain provisions allowing, absent other considerations, a counterparty to exercise rights, to the extent not otherwise waived, against the Fund in the event the Fund’s net assets decline over time by a pre-determined percentage or fall below a pre-determined floor. The ISDA agreements may also contain provisions allowing, absent other conditions, the Fund to exercise rights, to the extent not otherwise waived, against the counterparty (e.g., decline in a counterparty’s credit rating below a specified level). Such rights for both the counterparty and Fund often include the ability to terminate (i.e., close out) open contracts at prices which may favor the counterparty, which could have an adverse effect on the Fund. The ISDA agreements give the Fund and counterparty the right, upon an event of default, to close out all transactions traded under such agreements and to net amounts owed or due across all transactions and offset such net payable or receivable with collateral posted to a segregated account by one party to the other.

54	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

Counterparty credit risk may be mitigated to the extent a counterparty posts collateral for mark to market gains to the Fund.

Notes C (1) — C (4) below describe the various derivatives used by the Fund.

(1). Options — The Fund purchased and sold (“wrote”) put and call options on various instruments including futures, securities and currencies to manage and hedge equity risks within its portfolio and also to gain long or short exposure to the underlying instrument. A purchaser of a put option has the right, but not the obligation, to sell the underlying instrument at an agreed upon price (“strike price”) to the option seller. A purchaser of a call option has the right, but not the obligation, to purchase the underlying instrument at the strike price from the option seller. Swaptions and Eurodollar options are settled for cash.

Options Purchased — Premiums paid by the Fund for options purchased are included on the CSAL as an investment. The option is adjusted daily to reflect the current market value of the option and the change is recorded as Change in net unrealized appreciation/depreciation of investments in non-affiliates on the CSOP. If the option is allowed to expire, the Fund will lose the entire premium it paid and record a realized loss for the premium amount. Premiums paid for options purchased which are exercised or closed are added to the amounts paid or offset against the proceeds on the underlying investment transaction to determine the realized gain (loss) or cost basis of the underlying investment.

Options Written — Premiums received by the Fund for options written are included on the CSAL as a liability. The amount of the liability is adjusted daily to reflect the current market value of the option written and the change is recorded as Change in net unrealized appreciation/depreciation of options written on the CSOP. Premiums received from options written that expire are treated as realized gains. If a written option is closed, the Fund records a realized gain or loss on options written based on whether the cost of the closing transaction exceeds the premium received. If a call option is exercised by the option buyer, the premium received by the Fund is added to the proceeds from the sale of the underlying security to the option buyer and compared to the cost of the closing transaction to determine whether there has been a realized gain or loss. If a put option is exercised by an option buyer, the premium received by the option seller reduces the cost basis of the purchased security.

Written uncovered call options subject the Fund to unlimited risk of loss. Written covered call options limit the upside potential of a security above the strike price. Written put options subject the Fund to risk of loss if the value of the security declines below the exercise price minus the put premium.

The Fund is not subject to credit risk on options written as the counterparty has already performed its obligation by paying the premium at the inception of the contract.

The Fund’s exchange-traded option contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for over the counter options.

(2). Futures Contracts — The Fund used index, treasury or other financial futures contracts to more effectively manage the long and short equity exposures in the portfolio. The Fund also bought futures contracts to invest incoming cash in the market or sold futures in response to cash outflows, thereby simulating an invested position in the underlying instruments while maintaining a cash balance for liquidity.

Futures contracts provide for the delayed delivery of the underlying instrument at a fixed price or are settled for a cash amount based on the change in the value of the underlying instrument at a specific date in the future. The purchase of futures contracts will tend to increase the Fund’s exposure to positive and negative price fluctuations in the underlying instrument. The sales of futures contracts will tend to offset both positive and negative market price changes. Upon entering into a futures contract, the Fund is required to deposit with the broker, cash or securities in an amount equal to a certain percentage of the contract amount, which is referred to as the initial margin deposit. Subsequent payments, referred to as variation margin, are made or received by the Fund periodically and are based on changes in the market value of open futures contracts. Changes in the market value of open futures contracts are recorded as Change in net unrealized appreciation/depreciation on the CSOP. Realized gains or losses, representing the difference between the value of the contract at the time it was opened and the value at the time it was closed, are reported on the CSOP at the closing or expiration of the futures contract. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. A receivable from and/or a payable to brokers for the daily variation margin is also recorded on the CSAL.

The use of futures contracts exposes the Fund to interest risk, foreign exchange risk, commodities risk and equity price risk. The Fund may be subject to the risk that the change in the value of the futures contract may not correlate perfectly with the underlying instrument. Use of long futures contracts subjects the Fund to risk of loss in excess of the amounts shown on the CSAL, up to the notional amount of the futures contracts. Use of short futures contracts subjects the Fund to unlimited risk of loss. The Fund may enter into futures contracts only on exchanges or boards of trade. The exchange or board of trade acts as the counterparty to each futures transaction; therefore, the Fund’s credit risk is limited to failure of the exchange or board of trade. Under some circumstances, futures exchanges may establish daily limits on the amount that the price of a futures contract can vary from the previous day’s settlement price, which could effectively prevent liquidation of positions.

The Fund’s futures contracts are not subject to master netting arrangements (the right to close out all transactions traded with a counterparty and net amounts owed or due across transactions).

(3). Forward Foreign Currency Exchange Contracts — The Fund may be exposed to foreign currency risks associated with some or all of the portfolio investments and used forward foreign currency exchange contracts to hedge or manage certain of these exposures as part of an investment strategy. The Fund also bought forward foreign currency exchange contracts to gain exposure to currencies. Forward foreign currency

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	55

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

exchange contracts represent obligations to purchase or sell foreign currency on a specified future date at a price fixed at the time the contracts are entered into. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in U.S. dollars without the delivery of foreign currency.

The values of the forward foreign currency exchange contracts are adjusted daily based on the applicable exchange rate of the underlying currency. Changes in the value of these contracts are recorded as unrealized appreciation or depreciation until the contract settlement date. When the forward foreign currency exchange contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time the contract was opened and the value at the time it was closed. The Fund also records a realized gain or loss when a forward foreign currency exchange contract offsets another forward foreign currency exchange contract with the same counterparty upon settlement.

The Fund’s forward foreign currency exchange contracts are subject to master netting arrangements (the right to close out all transactions with a counterparty and net amounts owed or due across transactions).

The Fund may be required to post or receive collateral for non-deliverable forward foreign currency exchange contracts.

(4). Swaps — The Fund engaged in various swap transactions, including credit default, total return and total return basket swaps to manage credit and total return risks within its portfolio. The Fund also used swaps as alternatives to direct investments. Swap transactions are negotiated contracts over the counter (“OTC swaps”) between the Fund and a counterparty or centrally cleared (“centrally cleared swaps”) with a central clearinghouse through a Futures Commission Merchant (“FCM”), to exchange investment cash flows, assets, foreign currencies or market-linked returns at specified, future intervals.

Upfront payments made and/or received by the Fund are recorded as assets or liabilities, respectively on the CSAL and amortized over the term of the swap. The value of an OTC swap agreement is recorded as either an asset or a liability on the CSAL at the beginning of the measurement period. Upon entering into a centrally cleared swap, the Fund is required to deposit with the FCM cash or securities, which is referred to as initial margin deposit. Securities deposited as initial margin are designated on the CSOI and cash deposited is recorded on the CSAL. Daily changes in valuation of centrally cleared swaps, if any, are recorded as a variation margin receivable or payable on the CSAL. The change in the value of swaps, including accruals of periodic amounts of interest to be paid or received on swaps, is reported as Change in net unrealized appreciation/depreciation on the CSOP. A realized gain or loss is recorded upon payment or receipt of a periodic payment or payment made upon termination of a swap agreement.

The Fund may be subject to various risks from the use of swaps including: (i) the risk that changes in the value of the swap may not correlate perfectly with the underlying instrument; (ii) counterparty credit risk related to the failure, by the counterparty to an over the counter derivative, to perform under the terms of the contract; (iii) liquidity risk related to the lack of a liquid market for these contracts allowing the Fund to close out its position(s); and, (iv) documentation risk relating to disagreement over contract terms. Investing in certain derivatives, including return swaps, also results in a form of leverage and, as such, the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL.

The Fund’s swap contracts (excluding centrally cleared swaps) are subject to master netting arrangements.

Credit Default Swaps

The Fund entered into credit default swaps to simulate long and/or short bond positions or to take an active long and/or short position with respect to the likelihood of a default or credit event by the issuer of the underlying reference obligation.

The underlying reference obligation may be a single issuer of corporate or sovereign debt, a basket of issuers or a credit index. A credit index is a list of credit instruments or exposures that reference a fixed number of obligors with shared characteristics that represents some part of the credit market as a whole. Index credit default swaps have standardized terms including a fixed spread and standard maturity dates. The composition of the obligations within a particular index changes periodically.

Credit default swaps involve one party, the protection buyer, making a stream of payments to another party, the protection seller, in exchange for the right to receive a contingent payment if there is a credit event related to the underlying reference obligation. In the event that the reference obligation matures prior to the termination date of the contract, a similar security will be substituted for the duration of the contract term. Credit events are defined under individual swap agreements and generally include bankruptcy, failure to pay, restructuring, repudiation/moratorium, obligation acceleration and obligation default.

If a credit event occurs, the Fund, as protection seller, would be obligated to make a payment, which may be either: (i) a net cash settlement equal to the notional amount of the swap less the auction value of the reference obligation or (ii) the notional amount of the swap in exchange for the delivery of the reference obligation. Selling protection effectively adds leverage to the Fund’s portfolio up to the notional amount of swap agreements. The notional amount represents the maximum potential liability under a contract and is not reflected on the CSAL. Potential liabilities under these contracts may be reduced by: the auction rates of the underlying reference obligations; upfront payments received at the inception of a swap; and net amounts received from credit default swaps purchased with the identical reference obligation.

Total Return Swaps

The Fund used total return swaps to gain long or short exposure to underlying stock. To the extent the total return of the stock underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. These arrangements involve the periodic exchange of cash flows based on the total return of the underlying stock and interest rate obligations.

56	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

Total Return Basket Swaps

The Fund entered into total return basket swap agreements to obtain exposure to a portfolio of long and short securities. This is a highly specialized activity and a significant aspect of the Fund’s investment strategy.

Under the terms of the agreements, each swap is designed to function as a portfolio of direct investments in long and short equity positions. This means that the Fund has the ability to trade in and out of long and short positions within each swap and will receive all of the economic benefits and risks equivalent to direct investments in these positions such as: capital appreciation (depreciation), corporate actions and dividends received and paid, all of which are reflected in each swap value. Each swap value also includes interest charges and credits related to the notional values of the long and short positions and cash balances within each swap. These interest charges and credits are based on defined market rates plus or minus a specified spread and are referred to herein as “financing costs” and net dividends. Positions within each swap, accrued financing costs and net dividends, are part of the periodic reset. During a reset, any unrealized gains (losses) on positions and accrued financing costs become available for cash settlement between the Fund and the swap counterparty are recorded as Due from/to counterparty on swap contract on the CSAL and as Net realized gain (loss) on transactions from swaps on the CSOP.

Each swap involves additional risks than if the Fund had invested in the underlying positions directly including: the risk that changes in the value of each swap may not correlate perfectly with the underlying long and short securities; counterparty risk related to the counterparty’s failure to perform under contract terms; liquidity risk related to the lack of a liquid market for each swap contract, which may limit the ability of the Fund to close out its positions; and, documentation risk relating to disagreement over contract terms. The total return basket swaps consist of securities that are denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities. The Fund’s activities in each total return basket swap are concentrated with two counterparties. Investing in swaps results in a form of leverage (i.e., the Fund’s risk of loss associated with these instruments may exceed their value as recorded on the CSAL).

The value of each swap is derived from a combination of (i) the net value of the underlying positions, which are valued daily using the last sale or closing prices on the principal exchange on which the underlying securities are traded; (ii) financing costs; (iii) the value of dividends; (iv) cash balances within the swap and/or other receivables (payables) from gains/(losses) realized when the swap resets; and (v) other factors, as applicable. The value of each swap is reflected on the CSAL as Outstanding swap contracts, at value. Changes in the value of each swap are recognized as Change in net unrealized appreciation/depreciation of swaps on the CSOP.

The total return basket swap contracts are subject to master netting arrangements. The Fund may be required to post or receive collateral for total return basket swap swaps.

(5). Summary of Derivatives Information — The following table presents the value of derivatives held as of October 31, 2017, by their primary underlying risk exposure and respective location on the CSAL:

Derivative Contracts		CSAL Location
Gross Assets:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Equity contracts	Receivables, Net Assets — Unrealized Appreciation	$2,332,654	$472,732	$—	$—	$628,336	$3,433,722
Credit contracts	Receivables, Net Assets — Unrealized Appreciation	—	—	—	136,909	33,788	170,697
Commodities contracts	Receivables, Net Assets — Unrealized Appreciation	—	191,748	—	—	—	191,748
Interest rate contracts	Receivables, Net Assets — Unrealized Appreciation	—	23,362	—	—	—	23,362
Foreign exchange contracts	Receivables	—	—	400,800	—	—	400,800

Total		$2,332,654	$687,842	$400,800	$136,909	$662,124	$4,220,329

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	57

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Derivative Contracts		CSAL Location
Gross Liabilities:		Options	Futures Contracts (a)	Forward Foreign Currency Exchange Contracts	Centrally Cleared Swaps (b)	OTC Swaps	Total
Equity contracts	Payables, Net Assets — Unrealized Depreciation	$(878,235)	$(387,094)	$—	$—	$(446,236)	(1,711,565)
Credit contracts	Payables, Net Assets — Unrealized Depreciation	—	—	—	(6,476)	(1,147,036)	(1,153,512)
Commodities contracts	Payables, Net Assets — Unrealized Depreciation	—	(59,105)	—	—	—	(59,105)
Interest rate contracts	Payables, Net Assets — Unrealized Depreciation	—	(92,614)	—	—	—	(92,614)
Foreign exchange contracts	Payables	—	—	(637,336)	—	—	(637,336)

Total		$(878,235)	$(538,813)	$(637,336)	$(6,476)	$(1,593,272)	$(3,654,132)

(a)	This amount represents the cumulative appreciation (depreciation) of futures contracts as reported on the CSOI. The CSAL only reflects the current day variation margin receivable/payable from/to brokers.
(b)	This amount represents the value of centrally cleared swaps as reported on the CSOI. The CSAL only reflects the current day valuation margin receivable/payable from/to brokers.

The following tables present the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or posted by the Fund as of October 31, 2017:

Counterparty	Gross Amount of Derivative Assets Subject to Netting Arrangements Presented on the CSAL (a)	Derivatives Available for offset	Collateral Received		Net Amount Due From Counterparty (Not less than zero)
Deutsche Bank AG	$64,824	$(64,824)	$—		$—
Morgan Stanley	998,100	(998,100)	—		—

	$1,062,924	$(1,062,924)	$—		$—

Counterparty	Gross Amount of Derivative Liabilities Subject to Netting Arrangements Presented on the CSAL (a)	Derivatives Available for offset	Collateral Posted		Net Amount Due To Counterparty (Not less than zero)
Deutsche Bank AG	$302,244	$(64,824)	$—		$237,420
Morgan Stanley	1,928,364	(998,100)	(930,264	)(b)	—

	$2,230,608	$(1,062,924)	$(930,264)		$237,420

(a)	For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities subject to master netting arrangements on the CSAL.
(b)	Collateral received or posted is limited to the net derivative asset or net derivative liability amounts. Collateral posted is presented as Restricted cash on the CSAL.

58	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

The following tables present the effect of derivatives on the CSOP for the year ended October 31, 2017, by primary underlying risk exposure:

Amount of Realized Gain (Loss) on Derivatives Recognized on the CSOP
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodities contracts	$—	$(1,204,034)	$—	$—	$(1,204,034)
Equity contracts	(3,405,852)	(34,238)	—	3,012,190	(427,900)
Foreign exchange contracts	—	2,541	(794,030)	—	(791,489)
Interest rate contracts	—	(577,952)	—	—	(577,952)
Credit contracts	—	—	—	113,728	113,728

Total	$(3,405,852)	$(1,813,683)	$(794,030)	$3,125,918	$(2,887,647)

Amount of Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized on CSOP
Derivative Contracts	Options	Futures Contracts	Forward Foreign Currency Exchange Contracts	Swaps	Total
Commodities contracts	$—	$267,495	$—	$—	$267,495
Equity contracts	580,743	301,810	—	64,695	947,248
Interest rate contracts	—	133,373	—	—	133,373
Foreign exchange contracts	—	—	(552,226)	—	(552,226)
Credit contracts	—	—	—	113,370	113,370

Total	$580,743	$702,678	$(552,226)	$178,065	$909,260

Derivatives Volume

The table below discloses the volume of the Fund’s futures contracts, forward foreign currency exchange contracts, options contracts and swaps activity during the year ended October 31, 2017. Please refer to the table in the Summary of Derivatives Information for derivative-related gains and losses associated with volume activity.

Futures Contracts:
Commodity
Average Notional Balance Long	$6,027,746
Average Notional Balance Short	5,011,202
Ending Notional Balance Long	5,223,808
Ending Notional Balance Short	2,029,203

Equity
Average Notional Balance Long	15,251,345
Average Notional Balance Short	8,840,122
Ending Notional Balance Long	12,184,017
Ending Notional Balance Short	8,063,100

Interest
Average Notional Balance Long	64,331,013
Average Notional Balance Short	40,068,007
Ending Notional Balance Long	41,365,335
Ending Notional Balance Short	28,012,662

Forward Foreign Currency Exchange Contracts:
Average Settlement Value Purchased	25,473,664
Average Settlement Value Sold	36,655,416
Ending Settlement Value Purchased	17,602,681
Ending Settlement Value Sold	24,553,617

Exchange-Traded Options:
Average Number of Contracts Purchased	13,422
Average Number of Contracts Written	1,934
Ending Number of Contracts Purchased	14,487
Ending Number of Contracts Written	992

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	59

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

Credit Default Swaps:
Average Notional Balance — Buy Protection	405,862
Average Notional Balance — Sell Protection	3,608,673	(a)
Ending Notional Balance — Buy Protection	850,000
Ending Notional Balance — Sell Protection	3,018,367

Total Return Swaps:
Average Notional Balance — Long	302,045
Average Notional Balance — Short	5,424	(b)
Ending Notional Balance — Long	1,631,906

Total Return Basket Swaps:
Average Notional Balance Long	28,589,990
Average Notional Balance Short	17,554,552
Ending Notional Balance Long	22,329,662
Ending Notional Balance Short	13,562,934

(a)	For the period July 1, 2017 through October 31, 2017.
(b)	For the period May 1, 2017 through September 30, 2017.

The Fund’s derivatives contracts held at October 31, 2017, are not accounted for as hedging instruments under GAAP.

The Fund may be required to post or receive collateral based on the net value of the Fund’s outstanding OTC swap contracts, non-deliverable forward foreign currency exchange contracts and/or OTC options with the counterparty in the form of cash or securities. Daily movement of collateral is subject to minimum threshold amounts. Collateral posted by the Fund is held in a segregated account at the Fund’s custodian bank. Cash collateral posted by the Fund is reported on the CSAL as Restricted cash. Collateral received by the Fund is held in escrow in segregated accounts maintained by JPMorgan Chase Bank, N.A. (“JPMCB”), an affiliate of the Fund.

D. Short Sales — The Fund engages in short sales as part of its normal investment activities. In a short sale, the Fund sells securities it does not own in anticipation of a decline in the market value of those securities. In order to deliver securities to the purchaser, the Fund borrows securities from a broker. To close out a short position, the Fund delivers the same securities to the broker.

The Fund is required to pledge cash or securities to the broker as collateral for the securities sold short. Collateral requirements are calculated daily based on the current market value of the short positions. Cash collateral deposited with the custodian is recorded as Restricted cash on the CSAL. Securities segregated as collateral are denoted on the CSOI. The Fund may receive or pay the net of the following amounts: (i) a portion of the income from the investment of cash collateral; (ii) the broker’s fee on the borrowed securities (calculated daily based upon the market value of each borrowed security and a variable rate that is dependent on availability of the security); and (iii) a financing charge for the difference between the market value of the short position and cash collateral deposited with the broker. The net income or fee is reported as Interest income or Interest expense, respectively, on securities sold short on the CSOP. The Fund is obligated to pay the broker dividends declared on short positions when a position is open on the record date. Dividends on short positions are reported on ex-dividend date on the CSOP as Dividend expense on securities sold short.

Liabilities for securities sold short are reported at market value on the CSAL and the change in market value is recorded as Change in net unrealized appreciation (depreciation) on the CSOP. Short sale transactions may result in unlimited losses as the security’s price increases and the short position loses value. There is no upward limit on the price a borrowed security could attain. The Fund is also subject to risk of loss if the broker were to fail to perform its obligations under the contractual terms. The Fund will record a realized loss if the price of the borrowed security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund will record a realized gain if the price of the borrowed security declines between those dates. As of October 31, 2017, the Fund had outstanding short sales as listed on the CSOI.

E. Foreign Currency Translation — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the prevailing exchange rates of such currencies against the U.S. dollar. The market value of investment securities and other assets and liabilities are translated at the exchange rate as of the valuation date. Purchases and sales of investment securities, income and expenses are translated at the exchange rate prevailing on the respective dates of such transactions.

The Fund does not isolate the effect of changes in foreign exchange rates from changes in market prices on securities held. Accordingly, such changes are included within Change in net unrealized appreciation/depreciation on investments on the CSOP.

Reported realized foreign currency gains and losses arise from the disposition of foreign currency, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books on the transaction date and the U.S. dollar equivalent of the amounts actually received or paid. These reported realized foreign currency gains and losses are included in Net realized gain (loss) on foreign currency transactions on the CSOP. Unrealized foreign currency gains and losses arise from changes (due to changes in exchange rates) in the value of foreign currency and other assets and liabilities denominated in foreign currencies, which are held at period end and are included in Change in net unrealized appreciation/depreciation on foreign currency translations on the CSOP.

60	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

F. Security Transactions and Investment Income — Investment transactions are accounted for on the trade date (the date the order to buy or sell is executed). Securities gains and losses are calculated on a specifically identified cost basis. Interest income is determined on the basis of coupon interest accrued using the effective interest method which adjusts for amortization of premiums and accretion of discounts. Dividend income, net of foreign taxes withheld, if any, dividend expense on securities sold short, and distributions of net investment income and realized capital gains from the Underlying Funds and ETFs, if any, are recorded on the ex-dividend date or when the Fund first learns of the dividend.

G. Allocation of Income and Expenses — Expenses directly attributable to the Fund are charged directly to the Fund. In calculating the NAV of each class, investment income, realized and unrealized gains and losses and expenses, other than class-specific expenses, are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day.

Transfer agency fees are class-specific expenses and sub-transfer agency fees were class-specific expenses up through April 2, 2017. Effective April 3, 2017, the Fund ceased making direct payments to financial intermediaries for any applicable sub-transfer agency services. Payments to financial intermediaries for sub-transfer agency services are made by JPMorgan Distribution Services, Inc. from the Shareholder Servicing Fee, which has been renamed as the Service Fee.

The amount of the transfer agency fees and sub-transfer agency fees charged to each class of the Fund for the year ended October 31, 2017 are as follows:

	Class A	Class C	Class I	Class R5	Class R6	Total
Transfer agency fees	$1,255	$557	$2,791	$325	$420	$5,348
Sub-transfer agency fees	9,001	195	25,384	—	—	34,580

H. Federal Income Taxes — The Fund is treated as a separate taxable entity for Federal income tax purposes. The Fund’s policy is to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute to shareholders all of its distributable net investment income and net realized capital gains on investments. Accordingly, no provision for Federal income tax is necessary. Management has reviewed the Fund’s tax positions for all open tax years and has determined that as of October 31, 2017, no liability for income tax is required in the Fund’s financial statements for net unrecognized tax benefits. However, management’s conclusions may be subject to future review based on changes in, or the interpretation of, the accounting standards or tax laws and regulations. The Fund’s Federal tax returns for the prior three fiscal years, or since inception if shorter, remain subject to examination by the Internal Revenue Service.

For Federal income tax purposes, taxable income of the Fund and the Subsidiary are separately calculated. The Subsidiary is classified as a controlled foreign corporation under the Code and its taxable income, including net gains, is included as ordinary income in the calculation of the Fund’s taxable income. Net losses of the Subsidiary are not deductible by the Fund either in the current period or carried forward to future periods.

I. Foreign Taxes — The Fund may be subject to foreign taxes on income, gains on investments or currency purchases/repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

J. Distributions to Shareholders — Distributions from net investment income are generally declared and paid annually and are declared separately for each class. No class has preferential dividend rights; differences in per share rates are due to differences in separate class expenses. Net realized capital gains, if any, are distributed at least annually. The amount of distributions from net investment income and net realized capital gains is determined in accordance with Federal income tax regulations, which may differ from GAAP. To the extent these “book/tax” differences are permanent in nature (i.e., that they result from other than timing of recognition — “temporary differences”), such amounts are reclassified within the capital accounts based on their Federal tax-basis treatment.

The following amounts were reclassified within the capital accounts:

Paid-in-Capital	Accumulated undistributed (distributions in excess of) net investment income	Accumulated net realized gains (losses)
$(1,021,770)	$3,650,065	$(2,628,295)

The reclassifications for the Fund relate primarily to foreign currency gains or losses, investments in swap contracts, investments in the Subsidiary, investments in passive foreign investment companies (“PFICs”), equity investments treated as debt for tax, and non-taxable dividends.

3. Fees and Other Transactions with Affiliates

A. Investment Advisory Fee — Pursuant to an exemptive order from the Securities and Exchange Commission (“SEC”), J.P. Morgan Alternative Asset Management Inc. (the “Adviser” or “JPMAAM”), an indirectly wholly-owned subsidiary of JPMorgan, serves as the “manager of managers” for the Fund and has responsibility for providing the overall management of the Fund, subject to the oversight of the Fund’s Board. JPMAAM is paid a fee for such services. The fee is accrued daily and paid monthly at an annual rate of 1.60% of the Fund’s average daily net assets.

Brigade Capital Management, LP (“Brigade”), Chilton Investment Company, LLC (“Chilton”), Good Hill Partners LP (“Good Hill”), Graham Capital Management, L.P. (“Graham”), Ionic Capital Management LLC (“Ionic”), JPMIM, Owl Creek Asset Management, L.P. (“Owl Creek”), Passport Capital, LLC (“Passport”), Portland Hill Capital LLP (“Portland Hill”), P. Schoenfeld Asset Management, L.P. (“PSAM”), Shannon River Fund Management LLC

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	61

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

(“Shannon River”), YG Partners, LLC (“YG”) and Tremblant Capital LP (“Tremblant”) are the investment sub-advisers. Prior to November 6, 2016, P/E Global (“P/E”) was a sub-adviser for the Fund. On November 6, 2016, the Adviser terminated its investment sub-advisory agreement with P/E. Effective June 30, 2017, Tremblant became a sub-adviser for the Fund. JPMAAM, Chilton, Good Hill, Graham, Ionic, JPMIM, Owl Creek, Passport, Portland, PSAM, Shannon River, YG and Tremblant are each responsible for the day-to-day investment decisions of its portion of the Fund. The allocation of the assets of the Fund among the sub-advisers will be determined by JPMAAM, subject to the review of the Board. JPMAAM will pay the sub-advisers for their services under the terms of the sub-advisory agreements.

The Subsidiary has entered into separate contracts with the Adviser and its affiliates to provide investment advisory and other services to the Subsidiary. The fee for services to the Subsidiary is accrued daily and paid monthly at an annual rate of 1.60% of the Subsidiary’s average daily net assets. JPMAAM has agreed to waive the advisory fee that it receives from the Fund in an amount equal to the advisory fee paid to JPMAAM by the Subsidiary. This waiver will continue in effect so long as the Fund invests in the Subsidiary and may not be terminated without approval by the Fund’s Board.

At October 31, 2017, the allocation of assets for the Fund was as follows:

Sub-advisers	Percentage
Brigade	6.5%
Chilton	12.5
Good Hill	9.0
Graham	5.5
Ionic	13.8
JPMIM	0.0 (a)
Overlay	0.3
Owl Creek	2.7
Passport	5.0
Portland Hill	11.1
PSAM	15.0
Shannon River	6.8%
YG	8.3

(a)	Amount rounds to less than 0.05%.

As of October 31, 2017, there were no assets allocated to Tremblant.

The Fund and the Adviser have obtained an exemptive order of the SEC granting exemptions from certain provisions of the 1940 Act, pursuant to which the Adviser is permitted, subject to the supervision and approval of the Fund’s Board, to enter into and materially amend sub-advisory agreements with non-affiliated sub-advisers without such agreements being approved by the shareholders of the Fund. As such, the Fund and Adviser may hire, terminate, or replace non-affiliated sub-advisers without shareholder approval, including, without limitation, the replacement or reinstatement of any sub-advisers with respect to which a sub-advisory agreement has automatically terminated as a result of an assignment. Shareholders will be notified of any changes in sub-advisers.

The Adviser waived Investment Advisory fees and/or reimbursed expenses as outlined in Note 3.F.

B. Administration Fee — Pursuant to an Administration Agreement, the Administrator provides certain administration services to the Fund. In consideration of these services, the Administrator receives a fee accrued daily and paid monthly at an annual rate of 0.15% of the first $25 billion of the average daily net assets of all funds in the J.P. Morgan Funds Complex covered by the Administration Agreement (excluding certain funds of funds and money market funds) and 0.075% of the average daily net assets in excess of $25 billion of all such funds. For the year ended October 31, 2017, the effective rate was 0.09% of the Fund’s average daily net assets, notwithstanding any fee waivers and/or expense reimbursements.

The Administrator waived Administration fees as outlined in Note 3.F.

JPMCB, a wholly-owned subsidiary of JPMorgan, serves as the Fund’s sub-administrator (the “Sub-administrator”). For its services as Sub-administrator, JPMCB receives a portion of the fees payable to the Administrator.

C. Distribution Fees — Pursuant to a Distribution Agreement, JPMorgan Distribution Services, Inc. (“JPMDS”), an indirect, wholly-owned subsidiary of JPMorgan, serves as the Trust’s principal underwriter and promotes and arranges for the sale of the Fund’s shares.

The Board has adopted a Distribution Plan (the “Distribution Plan”) for Class A and Class C Shares of the Fund in accordance with Rule 12b-1 under the 1940 Act. The Class I, Class R5 and Class R6 Shares do not charge a distribution fee. The Distribution Plan provides that the Fund shall pay distribution fees, including payments to JPMDS, at annual rates of 0.25% and 0.75% of the average daily net assets of Class A and Class C Shares, respectively.

In addition, JPMDS is entitled to receive the front-end sales charges from purchases of Class A Shares and the CDSC from redemptions of Class C Shares and certain Class A Shares for which front-end sales charges have been waived. For the year ended October 31, 2017, JPMDS retained the following amounts:

Front-End Sales Charge	CDSC
$2,171	$—

62	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

D. Service Fees — The Trust, on behalf of the Fund, has entered into a Shareholder Servicing Agreement with JPMDS under which JPMDS provides certain support services to the shareholders. The Class R6 Shares do not charge a service fee. For performing these services, JPMDS receives a fee that is accrued daily and paid monthly equal to a percentage of the average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R5
0.25%	0.25%	0.25%	0.10	%*

*	Prior to April 3, 2017, the rate was 0.05%.

JPMDS has entered into shareholder services contracts with affiliated and unaffiliated financial intermediaries who provide shareholder services and other related services to their clients or customers who invest in the Fund under which JPMDS will pay all or a portion of such fees earned to financial intermediaries for performing such services.

JPMDS waived Service fees as outlined in Note 3.F.

E. Custodian and Accounting Fees — JPMCB provides portfolio custody and accounting services to the Fund. For performing these services, the Fund pays JPMCB transaction and asset-based fees that vary according to the number of transactions and positions, plus out-of-pocket expenses. The amounts paid directly to JPMCB by the Fund for custody and accounting services are included in Custodian and accounting fees on the CSOP. Payments to the custodian may be reduced by credits earned by the Fund, based on uninvested cash balances held by the custodian. Such earnings credits, if any, are presented separately on the CSOP.

Interest income earned on cash balances at the custodian, if any, is included in Interest income from affiliates on the CSOP.

Interest expense paid to the custodian related to cash overdrafts, if any, is included in Interest expense to affiliates on the CSOP

F. Waivers and Reimbursements — The Adviser, Administrator and/or Distributor have contractually agreed to waive fees and/or reimburse the Fund to the extent that total annual operating expenses of the Fund, inclusive of the Subsidiary (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation and extraordinary expenses) exceed the percentages of the Fund’s average daily net assets as shown in the table below:

Class A	Class C	Class I	Class R5	Class R6
2.20%	2.70%	1.95%	1.75%	1.70%

The expense limitation agreement was in effect for the year ended October 31, 2017 and is in place until at least February 28, 2018.

For the year ended October 31, 2017, the Fund’s service providers waived fees and/or reimbursed expenses for the Fund as follows. None of these parties expect the Fund to repay any such waived fees and reimbursed expenses in future years.

Contractual Waivers
Investment Advisory Fees	Administration Fees	Service Fees	Total	Contractual Reimbursements
$1,367,969	$231,508	$37,430	$1,636,907	$463

In addition, JPMIM, as an affiliated sub-adviser, has voluntarily waived $14,387 in fees during the year ended October 31, 2017. This waiver may be discontinued at any point in time.

Additionally, the Fund may invest in one or more money market funds advised by JPMIM or its affiliates (affiliated money market funds). The Adviser, Administrator and/or Distributor, as shareholder servicing agent, have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market fund on the Fund’s investment in such affiliated money market fund.

Waivers resulting from investments in these money market funds for the year ended October 31, 2017 were $3,313.

H. Other — Certain officers of the Trust are affiliated with the Adviser, the Administrator and JPMDS. Such officers, with the exception of the Chief Compliance Officer, receive no compensation from the Fund for serving in their respective roles.

The Board appointed a Chief Compliance Officer to the Fund in accordance with Federal securities regulations. The Fund, along with other affiliated funds, makes reimbursement payments, on a pro-rata basis, to the Administrator for a portion of the fees associated with the Office of the Chief Compliance Officer. Such fees are included in Trustees’ and Chief Compliance Officer’s fees on the CSOP.

The Trust adopted a Trustee Deferred Compensation Plan (the “Plan”) which allows the Independent Trustees to defer the receipt of all or a portion of compensation related to performance of their duties as Trustees. The deferred fees are invested in various J.P. Morgan Funds until distribution in accordance with the Plan.

During the year ended October 31, 2017, the Fund purchased securities from an underwriting syndicate in which the principal underwriter or members of the syndicate were affiliated with the Adviser.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	63

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

The Fund may use related party broker-dealers. For the year ended October 31, 2017, the Fund incurred $2,056 in brokerage commissions with broker-dealers affiliated with the Adviser.

The Securities and Exchange Commission (“SEC”) has granted an exemptive order permitting the Fund to engage in principal transactions with J.P. Morgan Securities, Inc., an affiliated broker, involving taxable money market instruments, subject to certain conditions.

The SEC has granted an exemptive order permitting the Fund to invest in certain financial instruments in addition to Underlying Funds and securities.

4. Investment Transactions

During the year ended October 31, 2017, purchases and sales of investments (excluding short-term investments) were as follows:

Purchases (excluding U.S. Government)	Sales (excluding U.S. Government)	Securities Sold Short	Covers on Securities Sold Short
$364,854,404	$467,910,495	$271,520,107	$335,544,967

During the year ended October 31, 2017, there were no purchases or sales of U.S. Government securities.

5. Federal Income Tax Matters

For Federal income tax purposes, the estimated cost and unrealized appreciation (depreciation) in value of investments, including the Subsidiary, held at October 31, 2017 were as follows:

Aggregate Cost*	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
$90,238,640	$15,240,846	$10,154,157	$5,086,689

*	The tax cost includes the proceeds from short sales which may result in a net negative cost.

The difference between book and tax basis appreciation (depreciation) on investments is primarily attributed to constructive gains, equity investments treated as debt for tax, investments in swap contracts, mark to market of forward foreign currency contracts, mark to market of futures contracts, investment in the Subsidiary and wash sale loss deferrals.

The Federal income tax net unrealized appreciation (depreciation) in value of investment securities includes unrealized depreciation of the Fund’s investment in the Subsidiary of approximately $2,651,000.

During the year ended October 31, 2017, the Fund did not make any distributions.

The tax character of distributions paid during the year ended October 31, 2016 were as follows:

Ordinary Income	Net Long-Term Capital Gains	Total Distributions Paid
$3,173,023	$—	$3,173,023

As of October 31, 2017, the estimated components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Current Distributable Ordinary Income	Current Distributable Long-Term Capital Gain	Tax Basis Capital Loss Carryover	Unrealized Appreciation (Depreciation)
$5,343,394	$—	$—	$4,738,923

The cumulative timing differences primarily consist of constructive gains, equity investments treated as debt for tax, investments in swap contracts, loss deferrals on unsettled short sales, mark to market of forward foreign currency contracts, mark to market futures contracts, straddle loss deferrals and wash sale loss deferrals.

During the year ended October 31, 2017 the Subsidiary had approximately $1,045,000 of losses for tax purposes. The Subsidiary’s loss for the current year is not available to offset its future taxable income.

During the year ended October 31, 2017, the Fund utilized capital loss carryforwards in the amount of $17,423.

6. Borrowings

The Fund relies upon an exemptive order granted by the SEC (the “Order”) permitting the establishment and operation of an Interfund Lending Facility (the “Facility”). The Facility allows the Fund to directly lend and borrow money to or from any other fund relying upon the Order at rates beneficial to both the borrowing and lending funds. Advances under the Facility are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. The Interfund loan rate is determined, as specified in the Order, by averaging the current repurchase agreement rate and the current bank loan rate. The Order was granted to JPMorgan Trust II and may be relied upon by the Fund because the Fund and the series of JPMorgan Trust II are both investment companies in the same “group of investment companies” (as defined in Section 12(d)(1)(G) of the 1940 Act).

64	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

The Trust and JPMCB have entered into a financing arrangement. Under this arrangement, JPMCB provides an unsecured, uncommitted credit facility in the aggregate amount of $100 million to certain of the J.P. Morgan Funds, including the Fund. Advances under the arrangement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities, and are subject to the Fund’s borrowing restrictions. Interest on borrowings is payable at a rate determined by JPMCB at the time of borrowing. This agreement has been extended until November 5, 2018.

The Fund had no borrowings outstanding from another fund or from the unsecured, uncommitted credit facility during the year ended October 31, 2017.

In addition, effective August 16, 2016, the Trust along with certain other trusts (“Borrowers”) entered into a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion (“Credit Facility”) with various lenders and The Bank of New York Mellon, as administrative agent for the lenders. This Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Under the terms of the Credit Facility, a borrowing fund must have a minimum of $25,000,000 in adjusted net asset value and not exceed certain adjusted net asset coverage ratios prior to and during the time in which any borrowings are outstanding. If a fund does not comply with the aforementioned requirements, the fund must remediate within three business days with respect to the $25,000,000 minimum adjusted net asset value or within one business day with respect to certain asset coverage ratios or the administrative agent at the request of, or with the consent of, the lenders may terminate the Credit Facility and declare any outstanding borrowings to be due and payable immediately.

Interest associated with any borrowing under the Credit Facility is charged to the borrowing fund at a rate of interest equal to 1.00% plus the greater of the federal funds effective rate or one month LIBOR. The annual commitment fee to maintain the Credit Facility is 0.15% and is incurred on the unused portion of the Credit Facility and is allocated to all participating funds pro rata based on their respective net assets. Effective August 15, 2017, this agreement has been amended and restated for a term of 364 days, unless extended.

The Fund did not utilize the Credit Facility during the year ended October 31, 2017.

7. Risks, Concentrations and Indemnifications

In the normal course of business, the Fund enters into contracts that contain a variety of representations which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown. The amount of exposure would depend on future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Since the Fund is non-diversified, it may invest a greater percentage of its assets in a particular issuer or group of issuers than a diversified fund would. This increased investment in fewer issuers may result in the Fund’s shares being more sensitive to economic results of those issuing the securities.

It is expected that the allocation to portfolio hedge strategies will produce returns that are negatively correlated to the rest of the Fund’s portfolio and/or the broader markets, and therefore could produce negative returns in periods of low volatility and/or upwardly trending markets. Allocations to this strategy category are generally indirect portfolio hedges and may fail to hedge the risk as intended.

The Fund will employ various alternative investment strategies that involve the use of complicated investment techniques. There is no guarantee that these strategies will succeed and their use may subject the Fund to greater volatility and loss. Alternative strategies involve complex securities transactions that involve risks in addition to those risks with direct investments in securities described herein, including leverage risk.

As of October 31, 2017, the Fund had omnibus accounts which owned more than 10% of the Fund’s outstanding shares as follows:

Number of Affiliated Omnibus Accounts	% of the Fund	Number of Non-affiliated Omnibus Accounts	% of the Fund
4	16.8%	5	58.3%

Significant shareholder transactions by these shareholders may impact the Fund’s performance.

By investing in the Subsidiary, the Fund is indirectly exposed to the risks associated with the Subsidiary’s investments. The derivatives and other investments held by the Subsidiary are generally similar to those that are permitted to be held by the Fund and are subject to the same risks that apply to similar investments if held directly by the Fund.

The Fund could incur transaction costs without realizing any net investment result if sub-advisers may make investment decisions which conflict with each other. The performance of the sub-advisers may depend in large part on the performance of key management and investment personnel of those sub-advisers. The loss of key personnel and/or difficulties in identifying and retaining appropriate investment talent at a given sub-adviser could have a serious negative effect on the performance of that sub-adviser and, therefore, the Fund.

The Fund may have elements of risk not typically associated with investments in the United States of America due to concentrated investments in a limited number of countries or regions, which may vary throughout the period depending on the Fund. Such concentrations may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	65

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

AS OF OCTOBER 31, 2017 (continued)

As of October 31, 2017, a significant portion of the Fund’s net assets consisted of securities that were denominated in foreign currencies. Changes in currency exchange rates will affect the value of, and investment income from, such securities.

The Fund is subject to risks associated with securities with contractual cash flows including asset-backed and mortgage-related securities such as collateralized mortgage obligations, mortgage pass-through securities and commercial mortgage-backed securities, including securities backed by sub-prime mortgage loans. The value, liquidity and related income of these securities are sensitive to changes in economic conditions, including real estate value, prepayments, delinquencies and/or defaults, and may be adversely affected by shifts in the market’s perception of the issuers and changes in interest rates.

The Fund’s investments in sovereign and corporate debt obligations within emerging market countries may be subject to potentially higher risks than investments in more developed markets and the prices of such investments may be volatile. The yields of emerging market debt obligations reflect, among other things, perceived credit risk. The consequences of political, social or economic instability in these markets may have disruptive effects on the market prices of the Fund’s investments and the income they generate, as well as the Fund’s ability to repatriate such amounts.

The Fund may also invest in unaffiliated ETFs. ETFs are pooled investment vehicles whose ownership interests are purchased and sold on a securities exchange. ETFs may be structured as investment companies, depositary receipts or other pooled investment vehicles and may be passively or actively managed. Passively managed ETFs generally seek to track the performance of a particular market index, including broad-based market indexes, as well as indexes relating to particular sectors, markets, regions or industries. Actively managed ETFs do not seek to track the performance of a particular market index. The price movement of an index-based ETF may not track the underlying index and may result in a loss. In addition, ETFs may trade at a price below or above their NAV (also known as a discount or premium, respectively).

In addition, the Underlying Funds and ETFs may use derivative instruments in connection with their individual investment strategies including futures, forward foreign currency exchange contracts, options, swaps and other derivatives, which are also subject to specific risks related to their structure, sector or market and may be riskier than investments in other types of securities. Because of the Fund’s investments in Underlying Funds and ETFs, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds and ETFs. As a result, the cost of investing in the Fund may be higher than the cost of investing in a mutual fund that invests directly in individual securities and financial instruments. The Fund is also subject to certain risks related to the Underlying Funds’ and ETFs’ investments in securities and financial instruments such as fixed income securities, including high yield, asset-backed and mortgage-related securities, including collateralized mortgage obligations and stripped mortgage-backed securities, equity securities, foreign and emerging market securities, commodities and real estate securities and convertible securities. These securities are subject to risks specific to their structure, sector or market

Specific risks and concentrations present in the Underlying Funds and ETFs are disclosed within their individual financial statements and registration statements, as appropriate.

Derivatives, including commodity-linked futures, may be riskier than other types of investments because they may be more sensitive to changes in economic and market conditions and could result in losses that significantly exceed the Fund’s original investment. Many derivatives create leverage thereby causing the Fund to be more volatile than it would have been if it had not used derivatives. The Fund’s investment in commodity-linked derivative instruments may subject the Fund to greater volatility than investments in traditional securities, particularly if the instruments involve leverage. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments.

The Fund is subject to counterparty credit risk, which is the risk that a counterparty fails to perform on agreements with the Fund such as swap, option contracts, and forward foreign currency exchange contracts.

The Fund is subject to interest rate and credit risk. The value of debt securities may decline as interest rates increase. The Fund could lose money if the issuer of a fixed income security is unable to pay interest or repay principal when it is due. The Fund invests in floating rate loans and other floating rate debt securities. Although these investments are generally less sensitive to interest rate changes than other fixed rate instruments, the value of floating rate loans and other floating rate investments may decline if their interest rates do not rise as quickly, or as much, as general interest rates. Many factors can cause interest rates to rise. Some examples include central bank monetary policy, rising inflation rates and general economic conditions. Given that the Federal Reserve has recently raised interest rates and may continue to do so, the Fund may face a heightened level of interest rate risk. The ability of the issuers of debt to meet their obligations may be affected by the economic and political developments in a specific industry or region. As of October 31, 2017, the Fund pledged 54.9% of its net assets to Morgan Stanley Capital Services for securities sold short.

8. Investment Company Reporting Modernization

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and forms, and amendments to certain current rules and forms, to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments to Regulation S-X were applied to the Fund’s financial statements as of October 31, 2017. The adoption had no effect on the Fund’s net assets or results of operations.

9. Subsequent Event

On December 31, 2017, the Adviser will terminate its investment sub-advisory agreement with YG.

66	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of JPMorgan Trust III and Shareholders of JPMorgan Multi-Manager Alternatives Fund

In our opinion, the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of portfolio investments, and the related consolidated statements of operations and of changes in net assets and the consolidated financial highlights present fairly, in all material respects, the financial position of JPMorgan Multi-Manager Alternatives Fund (a separate series of JPMorgan Trust III) and its subsidiary (the “Fund”) as of October 31, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the transfer agent, custodian and brokers, provide a reasonable basis for our opinions.

/s/ PricewaterhouseCoopers LLP

New York, New York

December 22, 2017

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	67

TRUSTEES

(Unaudited)

The Fund’s Statement of Additional Information includes additional information about the Fund’s Trustees and is available, without charge, upon request by calling 1-800-480-4111 or on the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees

John F. Finn (1947); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1998.	Chairman (1985-present), Chief Executive Officer, Gardner, Inc. (supply chain management company serving industrial and consumer markets) (1974-present).	143	Director, Greif, Inc. (GEF) (industrial package products and services) (2007-present); Trustee, Columbus Association for the Performing Arts (1988-present); Director, Cardinal Health, Inc. (CAH) (1994-2014).

Dr. Matthew Goldstein (1941); Chairman since 2013; Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2003.	Chancellor Emeritus, City University of New York (2015-present); Professor, City University of New York (2013-present); Chancellor, City University of New York (1999-2013); President, Adelphi University (New York) (1998-1999).	143	Trustee, Museum of Jewish Heritage (2011-present); Trustee, National Museum of Mathematics (present); Chair, Association of College and University Administrators (present).

Dennis P. Harrington* (1950); Trustee of Trust since 2017.	Retired; Partner, Deloitte LLP (1984-2012).	143	None

Frankie D. Hughes (1952); Trustee of Trust since 2008.	President, Ashland Hughes Properties (property management) (2014-present); President and Chief Investment Officer, Hughes Capital Management, Inc. (fixed income asset management) (1993-2014).	143	None

Raymond Kanner** (1953); Trustee of the Trusts since 2017.	Retired; Managing Director & Chief Investment Officer, IBM Retirement Funds (2007-2016).	143	Director, Emerging Markets Growth Fund (1997-2016); Acting Executive Director, Committee on Investment of Employee Benefit Assets (CIEBA), 2016-17; Advisory Board Member, Betterment for Business (2016-present) (robo advisor); Advisory Board Member, Blue Star Indexes (2013-present) (index creator); Member, Russell Index Client Advisory Board (2001-2015).

Peter C. Marshall (1942); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1985.	Self-employed business consultant (2002-present).	143	None

Mary E. Martinez (1960); Trustee of Trust since 2013.	Associate, Special Properties, a Christie’s International Real Estate Affiliate (2010-present); Managing Director, Bank of America (Asset Management) (2007-2008); Chief Operating Officer, U.S. Trust Asset Management, U.S. Trust Company (asset management) (2003-2007); President, Excelsior Funds (registered investment companies) (2004-2005).	143	None

Marilyn McCoy*** (1948); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1999.	Vice President of Administration and Planning, Northwestern University (1985-present).	143	None

68	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

Name (Year of Birth); Positions With the Fund (1)	Principal Occupation During Past 5 Years	Number of Funds in Fund Complex Overseen by Trustee (2)	Other Directorships Held During the Past 5 Years
Independent Trustees (continued)

Mitchell M. Merin (1953); Trustee of Trust since 2013.	Retired; President and Chief Operating Officer, Morgan Stanley Investment Management, Member Morgan Stanley & Co. Management Committee (registered investment adviser) (1985-2005).	143	Director, Sun Life Financial (SLF) (2007-2013) (financial services and insurance).

Dr. Robert A. Oden, Jr. (1946); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1997.	Retired; President, Carleton College (2002-2010); President, Kenyon College (1995-2002).	143	Chairman, Dartmouth-Hitchcock Medical Center (2011-present); Trustee, American Schools of Oriental Research (2011-present); Trustee, American University in Cairo (1999-2014); Trustee, American Museum of Fly Fishing (2013-present).

Marian U. Pardo**** (1946); Trustee of Trust since 2013.	Managing Director and Founder, Virtual Capital Management LLC (Investment Consulting) (2007-present); Managing Director, Credit Suisse Asset Management (portfolio manager) (2003-2006).	143	Member, Board of Governors, Columbus Citizens Foundation (not-for-profit supporting philanthropic and cultural programs) (2006-present).

Frederick W. Ruebeck (1939); Trustee of Trust since 2005; Trustee of heritage One Group Mutual Funds since 1994.	Consultant (2000-present); Advisor, JP Greene & Associates, LLC (broker-dealer) (2000-2009); Chief Investment Officer, Wabash College (2004-2015); Director of Investments, Eli Lilly and Company (pharmaceuticals) (1988-1999).	143	Trustee, Wabash College (2000-present).

James J. Schonbachler (1943); Trustee of Trust since 2005; Trustee of heritage J.P. Morgan Funds since 2001.	Retired; Managing Director of Bankers Trust Company (financial services) (1968-1998).	143	None

(1)	The Trustees serve for an indefinite term, subject to the Trust’s current retirement policy, which is age 78 for all Trustees.

(2)	A Fund Complex means two or more registered investment companies that hold themselves out to investors as related companies for purposes of investment and investor services or have a common investment adviser or have an investment adviser that is an affiliated person of the investment adviser of any of the other registered investment companies. The J.P. Morgan Funds Complex for which the Board of Trustees serves currently includes twelve registered investment companies (143 funds).

*	Two family members of Mr. Harrington are partner and managing director, respectively, of the Funds’ independent registered public accounting firm. Such firm has represented to the Board that those family members are not involved in the audit of the Funds’ financial statements and do not provide other services to the Funds. The Board has concluded that such association does not interfere with Mr. Harrington’s exercise of independent judgment as an Independent Trustee.

**	A family member of Mr. Kanner is employed by JPMorgan Chase Bank, which is affiliated with JPMIM and JPMDS. In that capacity, this employee provides services to various JPMorgan affiliates including JPMIM and JPMDS and for which JPMIM and JPMDS bear some portion of the expense thereof.

***	Two members of the Board of Trustees of Northwestern University are executive officers of registered investment advisers (not affiliated with JPMorgan) that are under common control with sub-advisers to certain J.P. Morgan Funds.

****	In connection with prior employment with JPMorgan Chase, Ms. Pardo was the recipient of non-qualified pension plan payments from JPMorgan Chase in the amount of approximately $2,055 per month, which she irrevocably waived effective January 1, 2013, and deferred compensation payments from JPMorgan Chase in the amount of approximately $7,294 per year, which ended in January 2013. In addition, Ms. Pardo receives payments from a fully-funded qualified plan, which is not an obligation of JPMorgan Chase.

The contact address for each of the Trustees is 270 Park Avenue, New York, NY 10017.

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	69

OFFICERS

(Unaudited)

Name (Year of Birth), Positions Held with the Trust (Since)	Principal Occupations During Past 5 Years

Brian S. Shlissel (1964), President and Principal Executive Officer (2016)	Managing Director and Chief Administrative Officer for J.P. Morgan pooled vehicles, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) (2014 – present); Managing Director and Head of Mutual Fund Services, Allianz Global Investors; President and Chief Executive Officer, Allianz Global Investors Mutual Funds and PIMCO Closed-End Funds (1999-2014)

Frank J. Nasta (1964), Secretary (2008)	Managing Director and Associate General Counsel, JPMorgan Chase since 2008; Previously, Director, Managing Director, General Counsel and Corporate Secretary, J. & W. Seligman & Co. Incorporated; Secretary of each of the investment companies of the Seligman Group of Funds and Seligman Data Corp.; Director and Corporate Secretary, Seligman Advisors, Inc. and Seligman Services, Inc.

Stephen M. Ungerman (1953), Chief Compliance Officer (2005)	Managing Director, JPMorgan Chase & Co.; Mr. Ungerman has been with JPMorgan Chase & Co. since 2000.

Elizabeth A. Davin (1964), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2012; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2005 to February 2012; Senior Counsel, JPMorgan Chase (formerly Bank One Corporation) from 2004 to 2005.

Jessica K. Ditullio (1962), Assistant Secretary (2005)*	Executive Director and Assistant General Counsel, JPMorgan Chase. Ms. Ditullio has been with JPMorgan Chase (formerly Bank One Corporation) since 1990.

John T. Fitzgerald (1975), Assistant Secretary (2008)	Executive Director and Assistant General Counsel, JPMorgan Chase. Mr. Fitzgerald has been with JPMorgan Chase since 2005.

Carmine Lekstutis (1980), Assistant Secretary (2011)	Executive Director and Assistant General Counsel, JPMorgan Chase since February 2015; formerly Vice President and Assistant General Counsel, JPMorgan Chase from 2011 to February 2015.

Gregory S. Samuels (1980), Assistant Secretary (2010)	Executive Director and Assistant General Counsel, JPMorgan Chase since 2014; formerly Vice President and Assistant General Counsel, JPMorgan Chase since 2010.

Pamela L. Woodley (1971), Assistant Secretary (2012)	Vice President and Assistant General Counsel, JPMorgan Chase since November 2004.

Zachary E. Vonnegut-Gabovitch (1986) Assistant Secretary (2017)	Vice President and Assistant General Counsel, JPMorgan Chase since September 2016; Associate, Morgan, Lewis & Bockius (law firm) from 2012 to 2016.

Michael M. D’Ambrosio (1969), Assistant Treasurer (2012)	Managing Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since May 2014; formerly Executive Director, JPMorgan Funds Management, Inc. from 2012 to May 2014; prior to joining JPMorgan Chase, Mr. D’Ambrosio was a Tax Director at PricewaterhouseCoopers LLP from 2006 to 2012.

Jeffrey D. House (1972), Assistant Treasurer (2017)*	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since July 2006.

Joseph Parascondola (1963), Assistant Treasurer (2011)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since August 2006.

Matthew J. Plastina (1970), Acting Treasurer and Principal Financial Officer (2017), formerly Assistant Treasurer (2011-2017)**	Executive Director, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since February 2016; Vice President, JPMorgan Funds Management, Inc. from 2010 to January 2016.

Gillian I. Sands (1969), Assistant Treasurer (2012)**	Vice President, J.P. Morgan Investment Management Inc. (formerly JPMorgan Funds Management, Inc.) since September 2012.

The contact address for each of the officers, unless otherwise noted, is 270 Park Avenue, New York, NY 10017.

*	The contact address for the officer is 1111 Polaris Parkway, Columbus, OH 43240.

**	The contact address for the officer is 4 New York Plaza, New York, NY 10004.

***	Ms. Paino is Treasurer and Ms. Del Prato is Assistant Treasurer only for JPMT III.

70	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

SCHEDULE OF SHAREHOLDER EXPENSES

(Unaudited)

Hypothetical $1,000 Investment

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these ongoing costs with the ongoing costs of investing in other mutual funds. The examples assume that you had a $1,000 investment in each Class at the beginning of the reporting period, May 1, 2017, and continued to hold your shares at the end of the reporting period, October 31, 2017.

Actual Expenses

For each Class of the Fund in the table below, the first line provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of each Class in the table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the second line for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

	Beginning Account Value May 1, 2017	Ending Account Value October 31, 2017	Expenses Paid During the Period*	Annualized Expense Ratio
Multi-Manager Alternatives Fund
Class A
Actual	$1,000.00	$1,029.80	$13.92	2.72%
Hypothetical	1,000.00	1,011.49	13.79	2.72
Class C
Actual	1,000.00	1,012.70	16.34	3.22
Hypothetical	1,000.00	1,008.97	16.31	3.22
Class I (formerly Select Class)
Actual	1,000.00	1,032.20	12.45	2.43
Hypothetical	1,000.00	1,012.96	12.33	2.43
Class R5
Actual	1,000.00	1,017.70	11.65	2.29
Hypothetical	1,000.00	1,013.66	11.62	2.29
Class R6
Actual	1,000.00	1,035.90	10.98	2.14
Hypothetical	1,000.00	1,014.42	10.87	2.14

*	Expenses are equal to each Class’ respective annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	71

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited)

The Board of Trustees has established various standing committees composed of Trustees with diverse backgrounds, to which the Board of Trustees has assigned specific subject matter responsibilities to further enhance the effectiveness of the Board’s oversight and decision making. The Board of Trustees and its investment committees (money market and alternative products, equity, and fixed income) meet regularly throughout the year and consider factors that are relevant to their annual consideration of investment advisory agreements at each meeting. They also meet for the specific purpose of considering investment advisory agreement annual renewals. The Board of Trustees held meetings in person in June and August 2017, at which the Trustees considered the continuation of the investment advisory agreement with the Adviser and sub-advisory agreements between the Adviser and J.P. Morgan Investment Management Inc. (“JPMIM”) and between the Adviser and each of: (a) Chilton Investment Company, LLC, (b) Goodhill Partners LP, (c) Graham Capital Management, L.P., (d) Ionic Capital Management LLC, (e) Owl Creek Asset Management, L.P., (f) Passport Capital, LLC, (g) Portland Hill Asset Management Ltd., (h) P. Schoenfeld Asset Management, L.P., and (i) YG Partners, LLC (each an “Unaffiliated Sub-Adviser” and together with JPMIM, the “Sub-Advisers”). The advisory agreement between the Trust and the Adviser and the sub-advisory agreements between the Adviser and each Sub-Adviser are referred to herein individually as an “Advisory Agreement” and collectively as the “Advisory Agreements.” At the June meeting, the Board’s investment committees met to review and consider performance, expense and related information for the J.P. Morgan Funds. Each investment committee reported to the full Board, which then considered the investment committee’s preliminary findings. At the August meeting, the Trustees continued their review and consideration. The Trustees, including a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to the Advisory Agreement or any of their affiliates, approved the continuation of the Advisory Agreements on August 16, 2017.

As part of their review of the Advisory Agreements, the Trustees considered and reviewed performance and other information about the Fund received from the Adviser. This information includes the Fund’s performance as compared to the performance of its peers and benchmarks and analyses by the Adviser of the Fund’s performance. In addition, the Trustees have engaged an independent management consulting firm (“independent consultant”) to report on the performance of certain J.P. Morgan Funds at each of the Trustees’ regular meetings. In addition, in preparation for the June and August meetings, the Trustees requested, received and evaluated extensive materials from the Adviser, including performance and expense information compiled by Broadridge, using data from Lipper Inc., independent providers of investment company data (together, “Broadridge/Lipper”). The Trustees’ independent consultant also provided additional analyses of the performance of the Fund in connection with the Trustees’ review of the Advisory Agreement. Before voting on the proposed Advisory Agreements, the Trustees reviewed the proposed Advisory Agreements with representatives of the Adviser, counsel to the Trust and independent legal counsel and received a memorandum from independent counsel to the Trustees discussing the legal standards for their consideration of the proposed Advisory Agreements. The Trustees also discussed the proposed Advisory Agreements in executive sessions with independent legal counsel at which no representatives of the Adviser or Sub-Advisers were present. Set forth below is a summary of the material factors evaluated by the Trustees in determining whether to approve the Advisory Agreements.

The Trustees considered information provided with respect to the Fund over the course of the year. Each Trustee attributed different weights to the various factors and no factor alone was considered determinative. The Trustees determined that the compensation to be received by the Adviser from the Fund under the proposed Advisory Agreements and by each Sub-Adviser from the Adviser, was fair and reasonable and that the continuance of the Advisory Agreements was in the best interests of the Fund and its shareholders.

The factors summarized below were considered and discussed by the Trustees in reaching their conclusions:

Nature, Extent and Quality of Services Provided by the Adviser and Sub-Adviser

The Trustees received and considered information regarding the nature, extent and quality of the services provided to the Fund under the Advisory Agreements. The Trustees took into account information furnished throughout the year at Trustee meetings, as well as the materials furnished specifically in connection with this annual review process. The Trustees considered the background and experience of the Adviser’s and each Sub-Adviser’s senior management and the expertise of, and the amount of attention given to the Fund by, investment personnel of the Adviser and each Sub-Adviser. In addition, the Trustees reviewed the qualifications, backgrounds and responsibilities of the portfolio management team primarily responsible for the day-to-day management of the Fund and the infrastructure supporting the team. The Trustees also considered information provided by the Adviser and JPMorgan Distribution Services, Inc. (“JPMDS”) about the structure and distribution strategy of the Fund. The Trustees also reviewed information relating to the Adviser’s and Sub-Advisers’ risk governance model and reports showing the Adviser’s and Sub-Advisers’ compliance structure and ongoing compliance processes. The Trustees also considered the quality of the administrative services provided by JPMIM, an affiliate of the Adviser.

The Trustees also considered their knowledge of the nature and quality of the services provided by the Adviser and its affiliates

72	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

and Sub-Advisers to the Fund gained from their experience as Trustees of the J.P. Morgan Funds. In addition, they considered the overall reputation and capabilities of the Adviser and its affiliates and Sub-Advisers, the commitment of the Adviser and Sub-Advisers to provide high quality service to the Fund, their overall confidence in the Adviser’s and each Sub-Adviser’s integrity and the Adviser’s and each Sub-Adviser’s responsiveness to questions or concerns raised by them, including the Adviser’s and Sub-Advisers’ willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the Fund.

In addition, the Trustees considered the different roles and responsibilities performed by the Adviser and Sub-Advisers under the applicable Advisory Agreements, including the Adviser’s monitoring and evaluating of the Sub-Advisers to help ensure that the Sub-Advisers are managing the Fund consistently with their investment objectives and restrictions. The Trustees noted that the Fund employs a “manager of managers” structure, whereby the Adviser would be responsible for selecting Sub-Advisers (subject to Board approval), allocating the Fund’s assets among them, and overseeing the Sub-Advisers’ day-to-day management of Fund assets. The Trustees noted the experience and capabilities of the Adviser’s portfolio management team, and other key personnel that would be providing services to the Fund. The Board received information concerning the Adviser’s process for selecting and overseeing Sub-Advisers, as well as specific information with respect to each Sub-Adviser.

Based upon these considerations and other factors, the Trustees concluded that they were satisfied with the nature, extent and quality of the investment advisory services to be provided to the Fund by the Adviser and Sub-Advisers.

Costs of Services Provided and Profitability to the Adviser and its Affiliates

The Trustees received and considered information regarding the profitability to the Adviser and its affiliates in providing services to the Fund. The Trustees reviewed and discussed this data. The Trustees recognized that this data is not audited and represents the Adviser’s determination of its and its affiliates’ revenues from the contractual services provided to the Fund, less expenses of providing such services. Expenses include direct and indirect costs and are calculated using an allocation methodology developed by the Adviser. The Trustees also recognized that it is difficult to make comparisons of profitability from fund investment advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the fact that publicly-traded fund managers’ operating profits and net income are net of distribution and marketing expenses. Based upon their review, the Trustees concluded that the profitability to the Adviser under the Advisory Agreement was not unreasonable in light of the services and benefits provided to the Fund.

Fall-Out Benefits

The Trustees reviewed information regarding potential “fallout” or ancillary benefits received by the Adviser and its affiliates as a result of their relationship with the J.P. Morgan Funds. The Trustees also considered the Adviser’s allocation of fund brokerage for the J.P. Morgan Funds complex, including allocations to brokers who provide research to the Adviser and/or Sub-Advisers.

The Trustees also considered that JPMIM and JPMDS, affiliates of the Adviser, earn fees from the Fund for providing administrative and shareholder services. The Trustees also considered the payments of Rule 12b-1 fees to JPMDS, which also acts as the Fund’s distributor and that these fees are in turn generally paid to financial intermediaries that sell the Fund, including financial intermediaries that are affiliates of the Adviser. The Trustees also considered the fees paid to JPMorgan Chase Bank, N.A. (“JPMCB”) for custody and fund accounting and other related services.

Economies of Scale

The Trustees considered the extent to which the Fund may benefit from economies of scale. The Trustees considered that there may not be a direct relationship between economies of scale realized by the Fund and those realized by the Adviser as assets increase. The Trustees considered whether it would be appropriate to add advisory fee breakpoints, but noted that the Fund has implemented fee waivers and expense limitations (“Fee Caps”) which allows the Fund’s shareholders to share potential economies of scale from the Fund’s inception and that the fees remain competitive with peer funds. The Trustees also considered that the Adviser has shared economies of scale by adding or enhancing services to the Fund over time, noting the Adviser’s substantial investments in its business in support of the Fund, including investments in trading systems and technology (including cybersecurity improvements), retention of key talent, additions to analyst and portfolio management teams, and regulatory support enhancements. The Trustees concluded that the current fee structure was reasonable in light of the contractual Fee Caps that the Adviser has in place that serve to limit the overall net expense ratios of the Fund at competitive levels. The Trustees concluded that the Fund’s shareholders received the benefits of potential economies of scale through the contractual Fee Caps and the Adviser’s reinvestment in its operations to serve the Fund and its shareholders.

Independent Written Evaluation of the Fund’s Chief Compliance Officer

The Trustees noted that, upon their direction, the Chief Compliance Officer for the Fund had prepared an independent

OCTOBER 31, 2017	JPMORGAN ALTERNATIVE FUNDS	73

BOARD APPROVAL OF INVESTMENT ADVISORY AGREEMENT

(Unaudited) (continued)

written evaluation in order to assist the Trustees in determining the reasonableness of the proposed management fees. The Trustees considered the written evaluation in determining whether to continue the Advisory Agreement.

Fees Relative to Adviser’s Other Clients

The Trustees received and considered information about the nature and extent of investment advisory services and fee rates offered to other clients of the Adviser, including institutional separate accounts and/or funds sub-advised by the Adviser, and for investment management styles substantially similar to that of the Fund. The Trustees considered the complexity of investment management for registered mutual funds relative to the Adviser’s other clients and noted differences in the regulatory, legal and other risks and responsibilities of providing services to the different clients. The Trustees considered that serving as an adviser to a registered mutual fund involves greater responsibilities and risks than acting as a sub-adviser and observed that sub-advisory fees may be lower than those charged by the Adviser to the Fund. The Trustees also noted that the Adviser, not the mutual fund, pays the sub-advisory fee and that many responsibilities related to the advisory function are retained by the primary adviser. The Trustees concluded that the fee rates charged to the Fund in comparison to those charged to the Adviser’s other clients were reasonable.

Investment Performance

The Trustees received and considered absolute and/or relative performance information for the Fund in a report prepared by Broadridge/Lipper. The Trustees considered the total return performance information, which included the ranking of the Fund within a performance universe made up of funds with the same Broadridge/Lipper investment classification and objective (the “Universe”), as well as a subset of funds within the Universe (the “Peer Group”), by total return for the applicable one-year period. The Trustees reviewed a description of Broadridge/Lipper’s methodology for selecting mutual funds in the Fund’s Peer Group and Universe. The Broadridge/Lipper materials provided to the Trustees highlighted information with respect to certain representative classes to assist the Trustees in their review. As part of this review, the Trustees also reviewed the Fund’s performance against its benchmark and considered the performance information provided for the Fund at regular Board meetings by the Adviser and the Trustees’ independent consultant and also considered the special analysis prepared by the Trustees’ independent consultant. The Broadridge/Lipper performance data noted by the Trustees as part of their review and the determinations made by the Trustees with respect to the Fund’s performance for certain representative classes are summarized below:

The Trustees noted that the Fund’s performance for Class A shares was in the fourth quintile based upon both the Peer

Group and Universe for the one-year period ended December 31, 2016. The Trustees noted that the performance for Class I shares was in the third and fourth quintiles based upon the Peer Group and Universe, respectively, for the one-year period ended December 31, 2016. The Trustees discussed the performance and investment strategy of the Fund with the Adviser and reviewed the performance analysis and evaluation prepared by the independent consultant. Based upon these discussions and various other factors, the Trustees concluded that the Fund’s performance was reasonable. They requested, however, that the Fund’s Adviser provide additional Fund performance information to be reviewed with the money market and alternative products committee at each of their regularly scheduled meetings over the course of the next year.

Advisory Fees and Expense Ratios

The Trustees considered the contractual advisory fee rate paid by the Fund to the Adviser and compared that rate to the information prepared by Broadridge/Lipper concerning management fee rates paid by other funds in the same Broadridge/Lipper category as the Fund. The Trustees recognized that Broadridge/Lipper reported the Fund’s management fee rate as the combined contractual advisory fee and administration fee rates. The Trustees also reviewed information about other expenses and the expense ratios for the Fund. The Trustees considered the fee waiver and/or expense reimbursement arrangements currently in place for the Fund and considered the net advisory fee rate after taking into account any waivers and/or reimbursements. The Trustees also considered the fees paid by the Adviser to the Sub-Advisers out of the advisory fee. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Trustees’ determination as a result of the review of the Fund’s advisory fees and expense ratios for certain representative classes are summarized below:

The Trustees noted that the Fund’s net advisory fee for Class A shares was in the third quintile based upon both the Peer Group and Universe, and that the actual total expenses for Class A shares were in the fifth and fourth quintiles based upon the Peer Group and Universe, respectively. The Trustees noted that the net advisory fee for Class I shares was in the second and third quintiles based upon the Peer Group and Universe, respectively, and that the actual total expenses for the Class I shares were in the second and fourth quintiles based upon the Peer Group and Universe, respectively. After considering all of the factors identified above, the Trustees concluded that the advisory fees paid by the Fund to the Adviser and by the Adviser to the Sub-Advisers were satisfactory in light of the services provided to the Fund.

74	JPMORGAN ALTERNATIVE FUNDS	OCTOBER 31, 2017

Rev. January 2011

FACTS	WHAT DOES J.P. MORGAN FUNDS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

◾  Social Security number and account balances

◾  transaction history and account transactions

◾  checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons J.P. Morgan Funds chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does J.P. Morgan Funds share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For marketing purposes — to offer our products and services to you	Yes	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 1-800-480-4111 or go to www.jpmorganfunds.com

Who we are
Who is providing this notice?	J.P. Morgan Funds

What we do
How does J.P. Morgan Funds protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We authorize our employees to access your information only when they need it to do their work and we require companies that work for us to protect your information.
How does J.P. Morgan Funds collect my personal information?

We collect your personal information, for example, when you:

◾  open an account or provide contact information

◾  give us your account information or pay us by check

◾  make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

◾  sharing for affiliates’ everyday business purposes – information about your creditworthiness

◾  affiliates from using your information to market to you

◾  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ◾ J.P. Morgan Funds does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ◾ J.P. Morgan Funds doesn’t jointly market.

J.P. Morgan Funds are distributed by JPMorgan Distribution Services, Inc., which is an affiliate of JPMorgan Chase & Co. Affiliates of JPMorgan Chase & Co. receive fees for providing various services to the funds.

Contact JPMorgan Distribution Services, Inc. at 1-800-480-4111 for a fund prospectus. You can also visit us at www.jpmorganfunds.com. Investors should carefully consider the investment objectives and risk as well as charges and expenses of the mutual fund before investing. The prospectus contains this and other information about the mutual fund. Read the prospectus carefully before investing.

Investors may obtain information about the Securities Investor Protection Corporation (SIPC), including the SIPC brochure by visiting www.sipc.org or by calling SIPC at 202-371-8300.

The Fund files a complete schedule of its fund holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330. Shareholders may request the Form N-Q without charge by calling 1-800-480-4111 or by visiting the J.P. Morgan Funds’ website at www.jpmorganfunds.com.

A description of the Fund’s policies and procedures with respect to the disclosure of the Fund’s holdings is available in the prospectus and Statement of Additional Information.

A copy of proxy policies and procedures is available without charge upon request by calling 1-800-480-4111 and on the Fund’s website at www.jpmorganfunds.com. A description of such policies and procedures is on the SEC’s website at www.sec.gov. The Trustees have delegated the authority to vote proxies for securities owned by the Fund to the Adviser. A copy of the Fund’s voting record for the most recent 12-month period ended June 30 is available on the SEC’s website at www.sec.gov or at the Fund’s website at www.jpmorganfunds.com no later than August 31 of each year. The Fund’s proxy voting record will include, among other things, a brief description of the matter voted on for each fund security, and will state how each vote was cast, for example, for or against the proposal.

J.P. Morgan Asset Management is the marketing name for the asset management businesses of JPMorgan Chase & Co. Those businesses include, but are not limited to, J.P. Morgan Investment Management Inc., Security Capital Research & Management Incorporated and J.P. Morgan Alternative Asset Management, Inc.

© JPMorgan Chase & Co., 2017. All rights reserved. October 2017.	AN-MMA-1017

ITEM 2.	CODE OF ETHICS.

Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 12(a)(1), unless the registrant has elected to satisfy paragraph (f) of this Item by positing its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or third party, that relates to one or more items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer and principal financial officer. There were no amendments to the code of ethics or waivers granted with respect to the code of ethics in the period covered by the report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant’s board of directors has determined that the registrant either:

(i) Has at least one audit committee financial expert serving on its audit committee; or

(ii) Does not have an audit committee financial expert serving on its audit committee.

The Registrant’s Board of Trustees has determined that the Registrant has at least one audit committee financial expert serving on its audit committee. The Securities and Exchange Commission has stated that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

(2) If the registrant provides the disclosure required by paragraph (a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is “independent.” In order to be considered “independent” for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of directors, or any other board committee:

(i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

(ii) Be an “interested person” of the investment company as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Effective October 31, 2017, Dennis P. Harrington replaced James Schonbachler as the audit committee financial expert. He is not an “interested person” of the Registrant and is also “independent” as defined by the U.S. Securities and Exchange Commission for purposes of audit committee financial expert determinations.

(3) If the registrant provides the disclosure required by paragraph (a)(1)(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption Audit Fees, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

AUDIT FEES

2017 – $147,818

2016 – $135,745

(b) Disclose, under the caption Audit-Related Fees, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

AUDIT-RELATED FEES

2017 – $12,740

2016 – $32,960

Audit-related fees consists of semi-annual financial statement reviews and security count procedures performed as required under Rule 17f-2 of the Investment Company Act of 1940 during the Registrant’s fiscal year.

(c) Disclose, under the caption Tax Fees, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

TAX FEES

2017 – $22,324

2016 – $19,420

The tax fees consist of fees billed in connection with preparing the federal regulated investment company income tax returns for the Registrant for the tax years ended October 31, 2017 and 2016, respectively.

For the last fiscal year, no tax fees were required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

(d) Disclose, under the caption All Other Fees, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

ALL OTHER FEES

2017 – Not applicable

2016 – Not applicable

(e) (1) Disclose the audit committee’s pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

Pursuant to the Registrant’s Audit Committee Charter and written policies and procedures for the pre-approval of audit and non-audit services (the “Pre-approval Policy”), the Audit Committee pre-approves all audit and non-audit services performed by the Registrant’s independent public registered accounting firm for the Registrant. In addition, the Audit Committee pre-approves the auditor’s engagement for non-audit services with the Registrant’s investment adviser (not including a sub-adviser whose role is primarily portfolio management and is sub-contracted or overseen by another investment adviser) and any Service Affiliate in accordance with paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, if the engagement relates directly to the operations and financial reporting of the Registrant. Proposed services may be pre-approved either 1) without consideration of specific case-by-case services or 2) require the specific pre-approval of the Audit Committee. Therefore, initially the Pre-approval Policy listed a number of audit and non-audit services that have been approved by the Audit Committee, or which were not subject to pre-approval under the transition provisions of Sarbanes-Oxley Act of 2002 (the “Pre-approval List”). The Audit Committee annually reviews and pre-approves the services included on the Pre-approval List that may be provided by the independent public registered accounting firm without obtaining additional specific pre-approval of individual services from the Audit Committee. The Audit Committee adds to, or subtracts from, the list of general pre-approved services from time to time, based on subsequent determinations. All other audit and non-audit services not on the Pre-approval List must be specifically pre-approved by the Audit Committee.

One or more members of the Audit Committee may be appointed as the Committee’s delegate for the purposes of considering whether to approve such services. Any pre-approvals granted by the delegate will be reported, for informational purposes only, to the Audit Committee at its next scheduled meeting. The Audit Committee’s responsibilities to pre-approve services performed by the independent public registered accounting firm are not delegated to management.

(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

2017 – 0.0%

2016 – 0.0%

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Not applicable - Less than 50%.

(g) Disclose the aggregate non-audit fees billed by the registrant’s accountant for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees billed by the independent registered public accounting firm for services rendered to the Registrant, and rendered to Service Affiliates, for the last two calendar year ends were:

2017 - $28.3 million

2016 - $29.3 million

(h) Disclose whether the registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

The Registrant’s Audit Committee has considered whether the provision of the non-audit services that were rendered to Service Affiliates that were not pre-approved (not requiring pre-approval) is compatible with maintaining the independent public registered accounting firm’s independence. All services provided by the independent public registered accounting firm to the Registrant or to Service Affiliates that were required to be pre-approved were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)). If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17CFR 240.10A-3(d)) regarding an exemption from the listing standards for all audit committees.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

File Schedule I – Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in Section 210.12-12 of Regulation S-X, unless the schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Included in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company’s investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company’s investment adviser, or any other third party, that the company uses, or that are used on the company’s behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASE OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

(a) If the registrant is a closed-end management investment company, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any “affiliated purchaser,” as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrant’s equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781).

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.

No material changes to report.

ITEM 11.	CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b) Disclose any change in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the last fiscal quarter covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a) File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a)(1) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.

Code of Ethics applicable to its Principal Executive and Principal Financial Officers pursuant to Section 406 of the Sarbanes-Oxley Act of 2002 attached hereto.

(a)(2) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2).

Certifications pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.

Not applicable.

(b) A separate or combined certification for each principal executive officer and principal officer of the registrant as required by Rule 30a-2(b) under the Act of 1940.

Certifications pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

JPMorgan Trust III

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 29, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Brian S. Shlissel
Brian S. Shlissel
President and Principal Executive Officer
December 29, 2017

By:	/s/ Matthew J. Plastina
Matthew J. Plastina
Acting Treasurer and Principal Financial Officer
December 29, 2017